                                                              Exhibit 28.2

                         CONVERSION VALUATION APPRAISAL
                                 UPDATE REPORT



                                 Prepared For:


                               HOME SAVINGS, SSB
                              A STATE SAVINGS BANK
                                      and
                             CENTURY BANCORP, INC.
                          Thomasville, North Carolina



                          PREPARED IN ACCORDANCE WITH
                     FEDERAL DEPOSIT INSURANCE CORPORATION
                                  REGULATIONS
                               September 23, 1996
                                      By:
                              JMP Financial, Inc.
                                753 Grand Marais
                       Grosse Pointe Park, Michigan 48230
                                 (313) 824-1711

JMP Financial, Inc.
-------------------
753 Grand Marais
Grosse Pointe, MI 48236
Tel/Fax: (313) 824-1711

                                                            September 23, 1996


Board of Directors
Home Savings Bank
22 Winston Street
Thomasville, North Carolina 27361


Gentlemen:

     At your request, JMP Financial, Inc. ("JMP") hereby provides its updated appraisal of the estimated pro forma market value of the Common Stock ("the Stock") of Home Savings, SSB ("the Bank"). The Stock will be distributed in connection with the conversion of the Bank from the mutual to the stock form of organization. This appraisal has been updated to reflect the Bank's financial condition and performance through June 30, 1996 and changes in the equity markets since the date our original appraisal report dated July 8, 1996.

     Our appraisal is based on the Bank's representation that the financial data and information contained in the Preliminary Subscription Offering Prospectus and additional evidence furnished to us by the Bank are truthful, accurate, and complete. We did not independently verify such financial data and other information provided by the Bank nor did we independently value the assets or liabilities of the Bank, nor did we obtain any appraisal of the assets or liabilities of the Bank.

     Our valuation is not intended, and must not be construed as, a recommendation of any kind as to the advisability of purchasing shares of common stock. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to sell such shares at prices related to the foregoing valuation of the pro forma market value thereof.

     The valuation will be updated as required under the normal conversion process. Any updates will consider, among other factors, any developments or changes in the Bank's policies, and current conditions in the equities markets for thrift institutions' common stock. Should any such new developments or changes be material, in our opinion, to the valuation of the Bank's common stock, appropriate adjustments to the estimated pro forma market value will be made at these times.

Board of Directors
September 23, 1996
Page Two


     It is our opinion that, as of September 23, 1996 the estimated pro forma market value of the Bank's to-be-outstanding common stock is $14,500,000 which yields an effective valuation range of $12,325,000 to $16,675,000 at the maximum and $19,176,250 at the super maximum. The Bank will issue a minimum of 246,500 shares and a maximum of 383,525 shares at a uniform price of $50.00.



                                                       Respectfully,

                                                       /s/ JMP Financial, Inc.

                                                     JMP FINANCIAL, INC.

                                                       /s/ John Michael Palffy

                                                      John Michael Palffy
                                                           President

                      Financial Condition and Performance
                               Home Savings Bank


     Tables I and II present summary balance sheet and income statement data for the Bank at and for the trailing twelve months as of June 30, 1995 and March 31, 1996 and updated financial information through June 30, 1996. In general, the financial performance of the Bank deteriorated from June 30, 1995 to June 30, 1996. However, the financial condition of the Bank has remained fairly consistent throughout the time period and the Bank's financial performance for the twelve months ended June 30, 1996 was generally consistent with the twelve months ended March 31, 1996.


                                    Table I
                Recent Financial Condition and Performance Data

`(,000)                             At of the twelve months ended,
--------------------------------------------------------------------------------
Balance Sheet Data                  June 30, 1996  March 31, 1996  June 30, 1995
--------------------------------------------------------------------------------
Total assets                              $81,304         $80,386        $75,508
--------------------------------------------------------------------------------
Investments                               $22,823         $23,702        $18,852
--------------------------------------------------------------------------------
Loans Rcvble, net                         $55,193         $53,741        $54,020
--------------------------------------------------------------------------------
Deposits                                  $69,669         $68,907        $64,448
--------------------------------------------------------------------------------
Retained Earnings                         $11,245         $11,136        $10,640
--------------------------------------------------------------------------------
Summary Income Statement
--------------------------------------------------------------------------------
Net Interest Income                        $2,328          $2,321         $2,583
--------------------------------------------------------------------------------
Provision for loan losses                    $165            $160           $105
--------------------------------------------------------------------------------
Net Interest Income after                  $2,163          $2,161         $2,478
 provision for loan losses
--------------------------------------------------------------------------------
Non-interest income                           $35             $52            $15
--------------------------------------------------------------------------------
Non-interest expense                       $1,169          $1,195           $979
--------------------------------------------------------------------------------
Net income                                   $677            $664           $921
--------------------------------------------------------------------------------

                                    Table II
               Recent Financial Condition and Performance Ratios

                               At of the twelve months ended,
------------------------------------------------------------------------------
                                June 30, 1996   March 31, 1996   June 30, 1995
------------------------------------------------------------------------------
Return on average assets                0.86%            0.81%           1.25%
------------------------------------------------------------------------------
Return on average equity                6.19%            5.83%           9.15%
------------------------------------------------------------------------------
Interest rate spread                    2.41%            2.36%           3.10%
------------------------------------------------------------------------------
Yield on interest-earning               7.69%            7.66%           7.51%
 assets
------------------------------------------------------------------------------
Cost of interest-bearing                5.28%            5.29%           4.41%
 liabilities
------------------------------------------------------------------------------
Non-interest expense/avg.               1.48%            1.55%           1.33%
 assets
------------------------------------------------------------------------------
Non-interest income/avg.                0.04%            0.07%           0.02%
 assets
------------------------------------------------------------------------------
Average interest-earning              113.86%          113.86%         113.08%
 assets to average
 interest-bearing liabilities
------------------------------------------------------------------------------
NPA/Assets                              0.76%            1.03%           1.21%
------------------------------------------------------------------------------
Reserves/NPA                          187.02%          100.80%          47.68%
------------------------------------------------------------------------------
One Year Interest Rate Gap           (48.86)%         (45.54)%
------------------------------------------------------------------------------
Equity/Assets                          13.83%           13.85%          14.09%
------------------------------------------------------------------------------

Growth and Composition

     Home Savings' growth for the quarter ended June 30, 1996 was moderate and not inconsistent with historical growth. The Bank's loan and asset composition remained substantially similar to that of recent periods.

     Home Savings' deposit base increased 1.11 percent, or at an annualized rate of 4.50 percent, during the quarter ended June 30, 1996. This growth, and continued earnings, were reflected in total asset growth of 1.14 percent, or
4.65 percent on an annualized basis, during the period. There was a marginal shift in asset composition as loans receivable increased at higher than historical rates, due to a combination of seasonal increases in mortgage lending and renewed concentration on loan marketing by the bank. Loans increased 2.70 percent, or 11.25 percent on annualized basis, during the quarter, requiring a
5.99 percent decrease in the Bank's investment portfolio.

     The composition of deposits by maturity, and of loans by maturity and type, did not change substantially during the quarter. Retained earnings increased
0.98 percent, or 3.97 percent on an annualized basis, during the quarter due to continued earnings. The Bank's ratio of retained earnings to total assets decreased negligibly from 13.85 percent to 13.83 percent during the quarter since assets increased faster than retained earnings.

Earnings Growth and Composition

     The Bank reported net income of $677 thousand for the twelve months ended June 30, 1996, down 26 percent from the previous fiscal year, but up 1.96 percent from the twelve months ended March 31, 1996.

     The decrease in the Bank's earnings between fiscal year ended 1995 and 1996 is primarily due to a 22 percent decline in interest rate spread from 3.10 percent for the year ended June 30, 1995 to 2.41 percent for the year ended June 30, 1996, primarily due to an increase in deposit costs brought on by a higher interest rate environment. The Bank's non-interest expenses increased marginally, from 1.33 percent to 1.48 percent of average assets during the year, but its non-interest income increased from 0.02 percent to 0.04 percent of average assets. As a result of deterioration in the Bank's earnings, its return on average assets declined from 1.25 percent to 0.86 percent and its return on average equity also declined from 9.15 percent to 6.19 percent during the fiscal year just ended.

     The Bank's earnings erosion was halted during the most recent quarter. Due to stabilizing interest rates the Bank's interest rate spread increased marginally from 2.36 percent to 2.41 percent. The Bank's ratio of non-interest expense to average assets declined from 1.55 percent to 1.48 percent, but its ratio of non-interest income ratio declined from 0.07 percent to 0.04 percent. As a result of these factors the Bank's trailing twelve month return on average assets increased from 0.81 percent to 0.86 percent during the quarter and its return on average equity increased from 5.83 percent to 6.19 percent.

Risk Factors

     The Bank's credit quality continued to improve during the latest quarter. Such improvement in credit quality was only negligibly offset by an increase in interest rate risk during the period.

     The Bank's ratio of non-performing assets to total assets declined from
1.21 percent at June 30, 1995 to 1.03 percent at March 31, 1996 and to 0.76 percent at June 30, 1996, primarily due to positive resolution of one major loan problem. Due to continued increases in the Bank's reserves the ratio of allowance for loan losses to non-performing assets has increased from 47.68 percent at June 30, 1995 to 100.08 percent at March 31 to 187.02 percent at June 30, 1996.

     The Bank's one-year interest rate gap increased from (45.45) to (48.88) percent during the quarter. In addition, the projected change in net interest income assuming a 200 basis point increase in interest rates nearly doubled from
(10) to (17) percent, reflecting a general increase in the Bank's income exposure to an increase in interest rates. On the other hand, the percentage change in the Bank's net portfolio value assuming a 200 basis point increase in interest rates actually declined, albeit marginally, from (32) to (27) percent.

                      Financial Condition and Performance
                             The Comparative Group


     Exhibits 2-11 present extensive financial summary data on the Comparative Group. Two institutions, Classic and Piedmont, were deleted from the Comparative Group since the original appraisal because it was determined that their history as a public company was insufficient to provide reliable data for the valuation. The exclusion of these companies did not make a material difference in most composite financial and market averages of the Comparative Group in the original appraisal and changes in these ratios since the original appraisal substantially reflect changes in the performance and market of the revised Comparative Group and not the deletion of these institutions. In summary, the financial condition and performance of the Comparative Group remains substantially similar to the original appraisal.

     The return on average assets and return on average equity of the Comparative Group remained substantially constant. The median return on average assets of 1.11 percent and return on average equity of 4.91 percent remain marginally above the pro forma ratios of the Bank. The composition of profitability for the Comparative Group also did not change materially. The Comparative Group continues to maintain a significant advantage in net interest income and non-interest income over the Bank, an advantage which is largely offset by the Bank's continued low operating expenses.

     The equity to asset ratios of the Comparative Group declined from an average of 23.46 percent to 21.83 percent, largely due to the exclusion of Classic and Piedmont which were highly capitalized. The Comparative Group's capital ratio remains substantially similar to the Bank's pro forma capital to asset ratio, however. Asset and loan composition of the Comparative Group remained relatively consistent since the original appraisal and remains comparable to the Bank. Despite the Bank's small spurt in loan growth during that last quarter the Comparative Group's year-to-year loan growth is substantially higher than the Bank's. However, asset and deposit group for the Comparative Group has moderated considerably, largely as they become more "mature" and temporally distant from their conversions.

     The loan quality of the Comparative Group, which was substantially superior to the Bank at the original appraisal continued to improve. Though the improvement in the Bank's credit quality was more dramatic than that of the Comparative Group, the Comparative Group retains a significant credit quality advantage. The interest rate risk of the Comparative Group improved marginally while that of the Bank declined marginally. The Comparative Group interest rate risk data and its overall reliability is limited, however. Nevertheless, the Bank's interest rate sensitivity remains one of the highest in the country.

     Nearly all components of the Comparative Groups yield-cost analysis remained consistent since the first appraisal, as did those of the Bank.

     In summary, the financial condition and performance of the Comparative Group has remained substantially consistent.

                    Market Performance of Comparative Group


     Table III presents a comparison of the most recent pricing ratios and market capitalization of the Comparative Group, on both an average and median basis, compared to data as of July 8, 1996. The market capitalization data is historically adjusted to exclude Classic and Piedmont, though such exclusion does not make a material difference, and indicates that the prices of the Comparative Group stock have fallen 4.76 to 6.89 percent on a composite basis since July 8. Such price depreciation is reflected in the pricing ratios of the Comparative Group which also lagged significantly behind that of the market in general. The price-to-earnings ratio of the Comparative Group increased approximately 2 percent. However, the increase in the Group's average price-to-book value ratio was offset by a similar decline in the median price-to-book value ratio and the price-to-assets ratio declined substantially.


                                   Table III
                   Change in Comparative Group Pricing Ratios

Averages                 Sept. 20, 1996   July 5, 1996   Percent Change
-----------------------------------------------------------------------
Price/Earnings               18.49          18.15             1.87%
-----------------------------------------------------------------------
Price/Book Value             91.9%          90.6%             1.38%
-----------------------------------------------------------------------
Price/Assets                 20.5%          21.7%            -5.48%
-----------------------------------------------------------------------
Market Capitalization       $21.2m         $22.3m            -4.76%
-----------------------------------------------------------------------


Medians                  Sept. 20, 1996   July 5, 1996   Percent Change
-----------------------------------------------------------------------
Price/Earnings               18.38          17.95            2.40%
-----------------------------------------------------------------------
Price/Book Value             89.7%          91.0%           -1.47%
-----------------------------------------------------------------------
Price/Assets                 18.4%          20.6%          -10.49%
-----------------------------------------------------------------------
Market Capitalization       $15.0m         $16.1m           -6.89%
-----------------------------------------------------------------------

                     Market Performance of Thrift Equities

     Tables IV and V present the average pricing ratios of thrift equities grouped by trading exchange and geographical region. Table VI and VII present pricing ratios for North Carolina public thrifts and SNL Securities Thrift Index performance.

     Average and median price to book value ratios of thrift equities increased
5.40 and 3.80 percent respectively since July 8, 1996 as overall market capitalization increased faster than thrift equity. Earnings kept more apace with market capitalization. The average price earnings ratio declined only 0.25 percent, but the median price-to-earnings ratio actually increased 2.85 percent.

     The pricing ratios of North Carolina thrifts decreased as the market performance of the North Carolina thrifts did not keep pace with their financial performance. Overall thrift equity prices in the state increased only approximately 5 percent since July 5, 1996. Due to more substantial increases in earnings the price-to-book value and price-to-earnings ratios actually declined marginally.


                                    Table   IV
                       Pricing Ratios by Trading Exchange

                            (Prices as of July 5, 1996)
                      Price Divided by________________________________
                      ------------------------------------------------
AMSE (22)               TBV        BV       EPS     Core EPS   Assets
-----------           --------  --------  -------  ----------  -------
    Average              96.03     90.02    14.49       18.67    13.76
    Median               91.84     88.17    17.45       17.98    13.50
NASDAQ (389)
-----------
    Average             112.01    108.44    16.07       17.21    12.58
    Median              108.02    104.19    13.48       14.94    10.99
NYSE (16)
-----------
    Average             144.60    134.27    19.53       19.74     8.56
    Median              144.03    132.52    12.38       13.86     7.62
ALL PUBLIC
----------
THRIFTS
-------
    Average             112.64    108.60    16.20       17.37    12.47
    Median              108.10    103.79    13.35       14.94    10.89

                         Pricing Ratios by Trading Exchange

                        (Prices as of September 20, 1996)
                      Price Divided by
                      ------------------------------------------------
AMSE                    TBV        BV       EPS     Core EPS   Assets
----                    ---        --       ---     --------   ------
    Average             98.19    110.76    13.45       16.64    15.74
    Median              93.80     93.80    13.25       15.59    13.46

NASDAQ
------
    Average             117.59    113.37    16.27       17.26    13.64
    Median              111.18    107.73    13.77       14.84    11.78
NYSE
----
    Average             158.39    145.27    15.63        17.4     9.36
    Median              151.00    137.28    12.98       14.09     8.43
ALL PUBLIC
----------
THRIFTS
-------
    Average             118.18    114.46    16.16       17.25    13.58
    Median              111.13    107.73    13.73       14.84    11.73

              Pricing Ratios (Percentage Change) by Trading Exchange

                      (July 5, 1996 to September 20, 1996)
                      Price Divided by
                      ------------------------------------------------
AMSE                    TBV      BV       EPS      Core EPS    Assets
----                    ---      --       ---      --------    ------
    Average              2.25    23.04     -7.18      -10.87     14.39
    Median               2.13     6.39    -24.07      -13.29     -0.30
NASDAQ
------
    Average              4.98     4.55      1.24        0.29      8.43
    Median               2.93     3.40      2.15       -0.67      7.19
NYSE
----
    Average              9.54     8.19    -19.97      -11.85      9.35
    Median               4.84     3.59      4.85        1.66     10.63
ALL PUBLIC
----------
THRIFTS
-------
    Average              4.92     5.40     -0.25       -0.69      8.90
    Median               2.80     3.80      2.85       -0.67      7.71

                                     Table V
                                Pricing Ratios by Geographical Region
                                (Prices as of July 5, 1996)

                          Price Divided by
                          ---------------------------------------------
Mid-Atlantic                  TBV       BV       EPS   Core EPS  Assets
------------                 ------  --------  ------- --------  ------
(94)
----
    Average                  114.22    107.62    13.74   14.43    11.43
    Median                   112.88    108.12    12.46   13.46    10.13
Mid West
--------
(59)
----
    Average                  108.21    106.09    17.37   18.91    14.24
    Median                    98.25     98.25    15.00   16.33    13.04
New England
-----------
(54)
----
    Average                  118.43    112.55    14.78   13.81     9.80
    Median                   118.56    108.06    11.82   13.79     9.57
Southeast
---------
(59)
----
    Average                  118.92    114.30    16.35   18.97    13.51
    Median                   113.72    111.54    13.21   15.08    11.88
Southwest
---------
(16)
----
    Average                  101.31     99.23    13.35   14.09    13.21
    Median                    92.94     92.94    13.28   13.72    15.21
West
----
(48)
----
    Average                  113.68    109.96    19.66   21.52    10.23
    Median                   107.63    105.46    13.71   16.94     8.30


                               Pricing Ratios by Geographical Region
                               (Prices as of September 20, 1996)

                          Price Divided by
                          ---------------------------------------------
Mid-Atlantic                  TBV       BV       EPS   Core EPS  Assets
------------                 ------  --------  ------- --------  ------
    Average                  120.23    112.79    14.82   15.07    12.20
    Median                   119.19    113.37    13.77   13.93    10.91
Mid West
--------
    Average                  111.69    108.86    17.43   18.97    15.67
    Median                    98.86     98.82    15.57   16.04    13.34
New England
-----------
    Average                  127.25    121.22    13.16   15.05    10.35
    Median                   122.96    117.39    12.24   14.49     9.71
Southeast
---------
    Average                  123.86    126.44    16.23   18.24    15.42
    Median                   111.78    111.79    13.27   14.83    12.85


Southwest
---------
    Average                 108.41    106.21    13.75   14.87    13.74
    Median                   96.75     93.94    14.36   14.51    15.30
West
----
    Average                 121.60    116.48    19.00   17.88    10.71
    Median                  114.28    111.05    13.74   15.94     8.46


            Pricing Ratios (Percentage Change) by Geographical Region
                      (July 5, 1996 to September 20, 1996)

                       Price Divided by
                       ---------------------------------------------
Mid-Atlantic               TBV     BV       EPS     Core EPS  Assets
------------              -----  -------  --------  --------  ------
    Average                5.26     4.80      7.86     4.44     6.74
    Median                 5.59     4.86     10.51     3.49     7.70
Mid West
--------
    Average                3.22     2.61      0.35     0.32    10.04
    Median                 0.62     0.58      3.80    -1.78     2.30
New England
-----------
    Average                7.45     7.70    -10.96     8.98     5.61
    Median                 3.71     8.63      3.55     5.08     1.46
Southeast
---------
    Average                4.15    10.62     -0.73    -3.85    14.14
    Median                -1.71     0.22      0.45    -1.66     8.16
Southwest
---------
    Average                7.01     7.03      3.00     5.54     4.01
    Median                 4.10     1.08      8.13     5.76     0.59
West
----
    Average                6.97     5.93     -3.36   -16.91     4.69
    Median                 6.18     5.30      0.22    -5.90     1.93

                                    Table VI
                    Change in North Carolina Pricing Ratios

----------------------------------------------------------------
Averages            Sept. 20, 1996  July 5, 1996  Percent Change
----------------------------------------------------------------
Price/Earnings           18.28         19.63           -6.88
----------------------------------------------------------------
Price/Book Value         102.9         107.0           -1.43
----------------------------------------------------------------
Medians             Sept. 20, 1996  July 5, 1996  Percent Change
----------------------------------------------------------------
Price/Earnings           17.50         17.45            0.29%
----------------------------------------------------------------
Price/Book Value         101.1         101.7           -0.59%
----------------------------------------------------------------

     Overall thrift equities increased 9.3 percent since July 5, 1996; nearly double that of the Dow Jones and S & P. As previously noted, however, price appreciation of North Carolina thrifts was about half the All Publicly Traded Index and the Comparative Group actually declined. In addition, small thrifts, under $250 million of assets, increased only

3.6 percent, substantially less than the All Publicly Traded Index. This performance was also reflected in the performance of the Comparative Group because it is comprised of similarly sized institutions.

                                    Table VI
                               SNL THRIFT INDICES

-------------------------------------------------------------------------------------------------------------------------
                       20-Sept-      5-July-      30-April-      30-Dec-      30-Dec-   Percent Change Since
                         1996          1996        1996           1995         1994          5-July-96
-------------------------------------------------------------------------------------------------------------------------
All Publicly Traded       419.5        383.9        380.3        376.5        244.7             9.3
-------------------------------------------------------------------------------------------------------------------------
SAIF                      384.2        355.6        356.1        356.8        228.0             8.0
-------------------------------------------------------------------------------------------------------------------------
AMEX                      145.0        133.9        134.1        137.7        105.1             8.3
-------------------------------------------------------------------------------------------------------------------------
NYSE                      235.0        215.8        249.9        257.6        158.5             8.9
-------------------------------------------------------------------------------------------------------------------------
OTC                       501.6        460.6        460.3        449.5        296.8             8.9
-------------------------------------------------------------------------------------------------------------------------
SE                        420.8        378.6        381.8        367.2        230.1            11.2
-------------------------------------------------------------------------------------------------------------------------
Assets (less than) $250m  566.3        546.5        545.1        538.4        394.9             3.6
-------------------------------------------------------------------------------------------------------------------------
DJIA                      5888         5588         5569         5117         3834              5.4
-------------------------------------------------------------------------------------------------------------------------
S & P                     687.0        657.4        654.2        615.9        459.3             4.5
-------------------------------------------------------------------------------------------------------------------------

                               Recent Conversions

     As Exhibit 12 illustrates, the thrift conversion market has slowed considerably. Only five thrifts have converted since July 8, 1996. The pro forma price-to-book value ratios of thrifts converting since July 8, 1996 has averaged
66.3 percent compared to 69.4 percent for those thrifts converting between January 1 and July 5, 1996. Substantially all of the thrifts converting in 1996 sold the super maximum number of shares, reflecting midpoint price-to-book values 10 to 12 percent lower than the final conversion ratios. Pro forma price-to-earnings ratios have not reflected the same consistent trends, primarily due to the divergent earnings performance of some of the thrifts. Leaving aside thrifts with extreme price-to-earnings ratios, however, the trend toward marginally lower valuations is not invalidated.

     While the pricing ratios of converted thrifts have declined only marginally the after-market performance of these thrifts is down considerably, despite the obvious general appreciation in the thrift market. The average one day "pop" for converting thrifts since July 8, 1996 has been only 1.56 percent, compared to
11.10 percent for thrifts converting between January 1, 1996 and July 5, 1996, a relative comparison which is maintained for the one week "pop". The prices of thrifts which converted since July 5, 1996 increased an average of only 2.96 percent in the one week after conversion, compared to 11.17 percent for those 1996 conversions prior to that date. Thrifts earlier in the year experienced significant short-term "pops" and then experienced little or no price appreciation in general. The after-market performance of recent thrifts has been more stable. There has been significantly less "pop" in the first weeks and month after conversion, but unlike earlier conversions more recent thrifts seem to be sustaining longer term, albeit moderate appreciation. It is not clear if this sustained appreciation reflects the nature of the thrifts converting, the fact that less "pop" was exhausted in the IPO, or the general appreciation of thrift equities. In any case, it appears that on balance more recent converting thrifts enjoy substantially less price appreciation in the first day and weeks after conversion, as compared to such conversions in the first half of the year, but slightly better appreciation in the more intermediate term. On balance more recently converted thrifts seem to have similar longer term price appreciation to thrifts which converted earlier in the year. The overall result, is that the incentive to purchase thrifts in the initial public offering has apparently been substantially reduced since the overall thrift market has exhibited substantial appreciation also and because investors have been able to profit from purchasing recent conversions in the after-market.

                              Summary of Discounts

     The financial condition and performance of the Comparative Group and that of the Bank have remained relatively consistent since July 8, 1996. The Bank's capital ratios and loan quality have increased marginally relatively to the Comparative Group. However, the Bank's loan quality still remains marginally inferior to that of the Comparative Group. Since both the Comparative Group and the Bank have pro forma capital-to-asset ratios in excess of 20 percent the marginal differences in capital at that level are not material. As a result, we continue to give no premium or discount based on financial condition and a marginal discount for asset quality.

     While the Bank seems to have improved its core asset and deposit growth relative to the Comparative Group its primary exposure remains interest rate risk, which did not improve during the period. The Bank also continues to maintain a negligible level of non-interest income. As a result, the Bank's net income is extremely sensitive to changes in interest rates and we maintain a sizable discount for overall growth and predictability of earnings.

     While overall market conditions for equities and thrift equities seem to remain generally very healthy there are important contradictions especially relevant to the Bank. Specifically, the North Carolina market has trailed the national thrift market substantially in price appreciation, as have small thrifts in general, and the Comparative Group actually declined in value. In addition, the pricing ratios of recently converted thrifts are stable or modestly declining, but the reward for purchasing in the initial public offering has been substantially eroded. We believe that these factors, which are specific to this Bank, offset the overall health of the thrift and equity markets and thereby warrant an increased discount for marketing of the issue relative to the original appraisal.

     We have reduced the discounts applied in the original appraisal for liquidity of the issue and return on equity. The difference between the Bank's pro forma return on average equity and that of the Comparative group has decreased and, we believe, is now insubstantial.


                               Summary of Discounts
----------------------------------------------------------
                          July 8, 1996  September 23, 1996
----------------------------------------------------------
Financial Condition           None             None
----------------------------------------------------------
Asset Quality               Marginal         Marginal
----------------------------------------------------------
Profitability Levels          None             None
----------------------------------------------------------
Return on Equity            Marginal           None
----------------------------------------------------------
Growth, Predictability      Discount         Discount
----------------------------------------------------------
Deposit Composition         Marginal         Marginal
----------------------------------------------------------
Management                    None             None
----------------------------------------------------------
Dividend Payments             None             None
----------------------------------------------------------
Liquidity of Issue          Discount         Marginal
----------------------------------------------------------
Marketing of Issue          Marginal         Discount
----------------------------------------------------------
Market Area                 Marginal         Marginal
----------------------------------------------------------

                              Valuation Conclusion

     In light of the factors discussed herein the valuation of Home Savings has been increased from $13.5 million at the midpoint as of July 8, 1996 to $14.5 million at the midpoint as of September 23, 1996, an increase of approximately
7.4 percent. Such increase is essentially consistent with appreciation in the thrift equity market in general and results in increases in the Bank's pro forma pricing ratios that are also consistent with the thrift market in general.

     The appreciation reflected in the new valuation is approximately 50 percent greater than the price appreciation displayed by other North Carolina thrifts and more than double the appreciation exhibited by small (under $250 million in assets) thrifts throughout the country, based on the SNL Small Thrift Index and is contrary to the price depreciation suffered by the Comparative Group. The value has also been increased substantially despite a continued and perhaps increasingly "sluggish" conversion market.

     As a result of the new valuation the super maximum price for Home Savings is $19,176,250 or 18.1 times pro forma earnings and 70.4 percent of book value. It should be noted that none of the last eight thrifts which converted did so at a price-to-book value ratio in excess of 70 percent. The last time a thrift converted in excess of 70 percent of book value was July 1, 1996 and only 2 of the last 17 thrifts that converted since May 3, 1996 converted at price-to-book value ratios in excess of 70 percent. The after-market appreciation of recent conversions suggests that they have not been offered at substantial discounts.

     While the price-to-book value ratio of the Bank at the super maximum allows for a 23 percent discount to the Comparative Group, the price-to-assets discount is 3.9 percent and the price-to-earnings discount is only 1.9 percent. Given that the earnings of Home Savings are considerably more at risk than the Comparative Group one would expect that Home should receive a sizable discount to the Comparative Group as compensation. Such a discount does not exist at the super maximum in this case and thus offsets any price-to-book value ratio the investor may enjoy.

     Exhibit 15 provides a summary of the valuation premium or discount for each of the valuation ranges when compared to the Comparative Group.

                            Price to Earnings Method

     The price\earnings approach is the standard method of stock valuation and assumes that the value of a company's stock is a function of the discounted value of its future earnings stream.

     The basis of the price\earnings approach is the subject's trailing twelve month's earnings, generally adjusted for non-recurring or abnormal expenses or gains. The standard measurement of adjusted earnings in the thrift industry is "core" earnings which is based on reported earnings adjusted for losses or gains on sale of assets, extra-ordinary income and other non-recurring events. The trailing twelve months reported net income after taxes for Home Savings increased from $664 thousand as of March 31, 1996 to $677 thousand at June 30, 1996. The Bank's core earnings is essentially the same amount so that this figure is used for our calculations.

     Based on the above analysis we have determined that the appropriate price\earnings ratio for Home Savings is 15.1 which, when multiplied by the Bank's pro forma earnings (adjusted to reflect earnings on net conversion proceeds) yields a pro forma market valuation of $14,500,000 at the midpoint. The price\earnings multiplies range from a low of 13.4 at the minimum of the offering range to 16.6 at the maximum and 18.1 at the super maximum of the offering range.

     The price-to-earnings ratio of 18.1 at the super maximum is 10 to 12 percent higher than the comparable ratios for all publicly traded thrifts and all publicly traded southeastern thrifts. It is generally comparable to the price-to-earnings ratios of North Carolina thrifts and represents less than a 2 percent discount to the Comparative Group. Though traditional analysis places significant emphasis on price-to-book value ratios in the fundamental valuation of thrift equities we believe that the value and associated risk of a company's income stream is a more accurate determinant of its value. It has been duly noted that the earnings of the Bank have been stagnant or declining in recent periods and its substantial interest rate risk exposure, combined with negligible non-interest income, put its future income stream at considerable risk of further decline in the event of an increase in interest rates. The exposure of Home Savings' net income to changes in interest rates is among the highest in the country. Accordingly, Home Savings should be valued at a substantial discount to other thrifts for this factor alone. Despite this factor and the considerable weight our valuation places on the price-to-earnings method the price-to-earnings ratio of the Bank do not reflect such discounts, primarily because of commensurate substantial discounts for other ratios as described below.


                           Price to Book Value Method

     Historically, the financial markets have placed significant weight on price\book value methods for valuing financial institutions. As thrifts diversify it is becoming more apparent that the real earnings power of each bank's book value (return on equity) can vary significantly depending on the risk and return of these particular assets, thereby shifting emphasis away from the price\book value method towards more traditional price\earnings methods. As a consequence, our valuation has been heavily weighted towards the latter valuation method. Nevertheless, this valuation approach retains significance for this industry.

     The basis of the price\book value approach is the subject's current GAAP or tangible book value of $11.245 million at June 30, 1996. The price\book value multiplies range from 57.6 percent at the minimum of the offering range to 66.4 percent at the maximum and 70.4 percent at the super maximum of the offering range, which represents a 23.3 percent discount to the Comparative Group at the super maximum.

                             Price to Assets Method

     We have used a price\asset ratio of 14.8 percent to develop the pro forma market value of the Bank. At the minimum of the offering range the price to asset ratio is 13.5 percent, at the maximum it is 17.5 percent and at the super maximum it is 19.7 percent.

                                  EXHIBIT I-A
                          ALL PUBLICLY TRADED THRIFTS
                              FINANCIAL CONDITION

                                                                                                                   Tangible
                                                                      Total       Total        Total   Equity/      Equity/
                                                                     Assets    Deposits       Equity    Assets  Tang Assets
Ticker  Institution                         State     IPO Date       ($000)      ($000)       ($000)       (%)          (%)
------  -----------                         -----     --------       ------      ------       ------       ---          ---
WAMU    Washington Mutual Inc.                WA       03/11/83  22,323,472  11,026,719    1,647,073      7.38         6.76
WAYN    Wayne Savings & Loan Co. MHC          OH       06/25/93     250,266     212,178       23,186      9.26         9.26
WBST    Webster Financial Corporation         CT       12/12/86   3,837,220   3,105,562      214,669      5.59         4.43
WCBI    Westco Bancorp                        IL       06/26/92     312,158     256,344       48,236     15.45        15.45
WCFB    Webster City Federal SB, MHC          IA       08/15/94      97,391      74,379       21,805     22.39        22.39
WCHI    Workingmens Capital Holdings          IN       06/07/90     208,203     149,721       26,459     12.71        12.71
WEFC    Wells Financial Corp.                 MN       04/11/95     191,787     147,792       27,760     14.47        14.47
WES     Westcorp                              CA       05/01/86   3,027,248   1,789,556      312,836     10.33        10.31
WFCO    Winton Financial Corp.                OH       08/04/88     282,833     215,251       21,083      7.45         7.28
WFSL    Washington Federal, Inc.              WA       11/17/82   5,040,588   2,435,828      597,495     11.85        11.36
WHGB    WHG Bancshares Corp.                  MD       04/01/96     111,704      73,351       23,008     20.60        20.60
WLDN    Walden Bancorp, Inc.                  MA       12/04/85   1,051,743     768,229       97,255      9.25         8.07
WOFC    Western Ohio Financial Corp.          OH       07/29/94     332,524     186,477       55,632     16.73        15.90
WRNB    Warren Bancorp, Inc.                  MA       07/09/86     349,421     310,756       31,546      9.03         9.03
WSB     Washington Savings Bank, FSB          MD                    254,968     232,278       20,959      8.22         8.22
WSFS    WSFS Financial Corporation            DE       11/26/86   1,312,864     746,785       74,125      5.65         5.59
WSTR    WesterFed Financial Corp.             MT       01/10/94     563,931     350,212       78,607     13.94        13.94
WVFC    WVS Financial Corporation             PA       11/29/93     259,622     170,843       34,038     13.11        13.11
WWFC    Westwood Financial Corporation        NJ       06/07/96      84,779      78,667        5,978      7.05         5.65
WYNE    Wayne Bancorp, Inc.                   NJ       06/27/96     211,717     171,437       36,679     17.32        17.32
YFCB    Yonkers Financial Corporation         NY       04/18/96     242,826     192,013       49,021     20.19        20.19
YFED    York Financial Corp.                  PA       02/01/84   1,109,804     908,123       93,540      8.43         8.43


                                                                    Risk-Based   NPAs + Loans                             One Year
                                                                      Capital/   90+ Pst Due/    Return on    Return on   Cum Gap/
                                                                  Risk-Weightd         Assets   Avg Assets   Avg Equity     Assets
Ticker  Institution                         State     IPO Date      Assets (%)            (%)          (%)          (%)        (%)
------  -----------                         -----     --------      ----------            ---          ---          ---        ---
WAMU    Washington Mutual Inc.                WA       03/11/83          10.27           0.55         1.04        14.25     (12.53)
WAYN    Wayne Savings & Loan Co. MHC          OH       06/25/93          17.37           0.42         0.62         6.73
WBST    Webster Financial Corporation         CT       12/12/86          10.09           1.45         0.60        10.69       5.62
WCBI    Westco Bancorp                        IL       06/26/92          30.30           0.30         1.30         8.37
WCFB    Webster City Federal SB, MHC          IA       08/15/94          51.19           1.08         1.16         5.24
WCHI    Workingmens Capital Holdings          IN       06/07/90          21.24           0.32         0.86         7.04
WEFC    Wells Financial Corp.                 MN       04/11/95          18.42           0.37         0.84         5.71
WES     Westcorp                              CA       05/01/86           8.73           1.25         1.28        13.55      (0.78)
WFCO    Winton Financial Corp.                OH       08/04/88                          0.44         0.94        12.39
WFSL    Washington Federal, Inc.              WA       11/17/82          20.73           0.64         1.78        14.47     (51.32)
WHGB    WHG Bancshares Corp.                  MD       04/01/96          34.00           0.35
WLDN    Walden Bancorp, Inc.                  MA       12/04/85          14.09           0.93         1.03        11.09      (3.51)
WOFC    Western Ohio Financial Corp.          OH       07/29/94          31.26           0.65         0.89         3.88
WRNB    Warren Bancorp, Inc.                  MA       07/09/86          13.13           1.72         1.70        19.56     (12.20)
WSB     Washington Savings Bank, FSB          MD                         21.17                        0.94        12.56
WSFS    WSFS Financial Corporation            DE       11/26/86          10.53           2.83         2.20        37.91       6.37
WSTR    WesterFed Financial Corp.             MT       01/10/94          20.61           0.13         0.79         5.90
WVFC    WVS Financial Corporation             PA       11/29/93          27.19           0.38         1.51        10.19     (18.03)
WWFC    Westwood Financial Corporation        NJ       06/07/96          13.16           0.02         0.67         9.40
WYNE    Wayne Bancorp, Inc.                   NJ       06/27/96          30.38           1.50
YFCB    Yonkers Financial Corporation         NY       04/18/96          37.29           1.27                                 1.43
YFED    York Financial Corp.                  PA       02/01/84          11.47           1.96         0.99        11.57       0.39

                          EXHIBIT I-A
                          ALL PUBLICLY TRADED THRIFTS
                          FINANCIAL CONDITION

                                                                        Total          Total          Total       Equity/
                                                                       Assets       Deposits         Equity        Assets
Ticker     Institution                       State   IPO Date          ($000)         ($000)         ($000)           (%)
-----      -----------                       -----   --------          ------         ------         ------           ---
SFBM       Security Bancorp                 MT        11/20/86        372,239        289,628         30,704          8.25
SFED       SFS Bancorp, Inc.                NY        06/30/95        164,366        139,387         22,287         13.56
SFFC       StateFed Financial Corporation   IA        01/05/94         76,705         45,732         14,928         19.46
SFIN       Statewide Financial Corp.        NJ        10/02/95        678,406        446,404         67,168          9.90
SFNB       Security First Network Bank      KY                        106,971         46,860         55,277         51.67
SFSB       SuburbFed Financial Corp.        IL        03/04/92        378,388        304,799         26,045          6.88
SFSL       Security First Corp.             OH        01/22/88        588,592        416,314         55,732          9.47
SGVB       SGV Bancorp, Inc.                CA        06/29/95        333,064        223,148         32,581          9.78
SHEN       First She ngo Bancorp, Inc.      PA        04/06/93        369,279        261,875         46,836         12.68
SHFC       Seven Hills Financial Corp.      OH        12/31/93         45,511         35,461          9,651         21.21
SISB       SIS Bancorp, Inc.                MA        02/08/95      1,209,843        927,298         86,996          7.19
SJSB       SJS Bancorp                      MI        02/16/95        150,752        109,330         17,587         11.67
SMBC       Southern Missouri Bancorp, Inc   MO        04/13/94        161,992        121,883         26,572         16.40
SMFC       Sho-Me Financial Corp.           MO        07/01/94        280,027        168,849         30,787         10.99
SOBI       Sobieski Bancorp, Inc.           IN        03/31/95         76,362         61,349         14,120         18.49
SOPN       First Savings Bancorp, Inc.      NC        01/06/94        256,986        187,424         66,811         26.00
SOSA       Somerset Savings Bank            MA        07/09/86        511,390        446,300         28,430          5.56
SPBC       St. Paul Bancorp, Inc.           IL        05/18/87      4,337,546      3,259,369        375,542          8.66
SRN        Southern Banc Company, Inc       AL        10/05/95        109,768         86,778         22,293         20.31
SSB        Scotland Bancorp, Inc            NC        04/01/96         70,488         41,673         24,706         35.05
SSBK       Strongsville Savings Bank        OH                        529,187        458,658         42,554          8.04
SSM        Stone Street Bancorp, Inc.       NC        04/01/96        107,991         68,447         38,328         35.49
STFR       St. Francis Capital Corp.        WI        06/21/93      1,329,903        826,895        130,656          9.82
STND       Standard Financial, Inc.         IL        08/01/94      2,274,536      1,670,871        266,294         11.71
STSA       Sterling Financial Corp.         WA                      1,477,699        898,394         85,745          5.80
SVRN       Sovereign Bancorp, Inc.          PA        08/12/86      9,183,447      4,941,897        461,466          5.02
SWBI       Southwest Bancshares             IL        06/24/92        356,692        250,166         40,010         11.22
SWCB       Sandwich Co-operative Bank       MA        07/25/86        449,889        380,449         37,025          8.23
SZB        SouthFirst Bancshares, Inc.      AL        02/14/95         90,542         65,290         13,050         14.41
TBK        Tolland Bank                     CT        12/19/86        223,978        198,539         13,649          6.09
TCB        TCF Financial Corp.              MN        06/17/86      7,000,871      5,052,557        523,788          7.48
THBC       Troy Hill Bancorp, Inc.          PA        06/27/94         80,484         52,775         17,865         22.20
THIR       Third Financial Corp.            OH        03/25/93        155,911        114,043         28,655         18.38
THR        Three Rivers Financial Corp.     MI        08/24/95         85,138         62,957         13,044         15.32
THRD       TF Financial Corporation         PA        07/13/94        528,910        341,872         75,122         14.20
TPNZ       Tappan Zee Financial, Inc.       NY        10/05/95        119,167         89,869         21,499         18.04
TRIC       Tri-County Bancorp, Inc.         WY        09/30/93         76,718         45,454         12,408         16.17
TSBS       Trenton SB, MHC                  NJ        08/03/95        517,363        412,433        100,050         19.34
TSH        Teche Holding Co.                LA        04/19/95        370,722        242,460         56,978         15.37
TWIN       Twin City Bancorp                TN        01/04/95        103,300         82,891         14,113         13.66
UBMT       United Financial Corp.           MT        09/23/86        104,195         78,604         24,507         23.52
UFRM       United Federal Savings Bank      NC        07/01/80        255,485        216,480         20,634          8.08
VABF       Virginia Beach Fed. Financial    VA        11/01/80        608,832        443,962         41,206          6.77
VAFD       Valley Federal Savings Bank      AL        10/15/87        118,525        104,273          9,593          8.09
VFFC       Virginia First Financial Corp.   VA        01/01/78        746,867        573,536         60,996          8.17

                                                                          Tangible       Risk-Based     NPAs + Loans
                                                                           Equity/         Capital/     90+ Pst Due/
                                                                       Tang Assets     Risk-Weightd           Assets
Ticker     Institution                       State   IPO Date                  (%)       Assets (%)              (%)
-----      -----------                       -----   --------                  ---       ----------           ------
SFBM       Security Bancorp                 MT        11/20/86                7.16            14.11             0.23
SFED       SFS Bancorp, Inc.                NY        06/30/95               13.56            20.48             0.71
SFFC       StateFed Financial Corporation   IA        01/05/94               19.46
SFIN       Statewide Financial Corp.        NJ        10/02/95                9.88            30.27             1.25
SFNB       Security First Network Bank      KY                               51.39
SFSB       SuburbFed Financial Corp.        IL        03/04/92                6.85            13.71             0.32
SFSL       Security First Corp.             OH        01/22/88                9.30            11.15             0.31
SGVB       SGV Bancorp, Inc.                CA        06/29/95                9.78            15.74             1.84
SHEN       First She ngo Bancorp, Inc.      PA        04/06/93               12.68            18.65             0.46
SHFC       Seven Hills Financial Corp.      OH        12/31/93               21.21            37.71             0.22
SISB       SIS Bancorp, Inc.                MA        02/08/95                7.19            12.25             0.87
SJSB       SJS Bancorp                      MI        02/16/95               11.67            18.88             0.29
SMBC       Southern Missouri Bancorp, Inc   MO        04/13/94               16.40            25.42             0.95
SMFC       Sho-Me Financial Corp.           MO        07/01/94               10.99            15.98             0.06
SOBI       Sobieski Bancorp, Inc.           IN        03/31/95               18.49                              0.08
SOPN       First Savings Bancorp, Inc.      NC        01/06/94               26.00            60.02             0.05
SOSA       Somerset Savings Bank            MA        07/09/86                5.56             7.78             9.10
SPBC       St. Paul Bancorp, Inc.           IL        05/18/87                8.63            15.81             0.49
SRN        Southern Banc Company, Inc       AL        10/05/95               20.14            74.22             0.00
SSB        Scotland Bancorp, Inc            NC        04/01/96               35.05            79.09             0.00
SSBK       Strongsville Savings Bank        OH                                7.89            12.77             0.40
SSM        Stone Street Bancorp, Inc.       NC        04/01/96               35.49            53.51             0.22
STFR       St. Francis Capital Corp.        WI        06/21/93                9.42            13.68             0.27
STND       Standard Financial, Inc.         IL        08/01/94               11.69            21.87             0.13
STSA       Sterling Financial Corp.         WA                                5.06            10.50             0.57
SVRN       Sovereign Bancorp, Inc.          PA        08/12/86                3.79             8.40             0.50
SWBI       Southwest Bancshares             IL        06/24/92               11.22            15.23             0.13
SWCB       Sandwich Co-operative Bank       MA        07/25/86                7.77            13.12             1.07
SZB        SouthFirst Bancshares, Inc.      AL        02/14/95               14.41            22.23             0.52
TBK        Tolland Bank                     CT        12/19/86                5.84            10.17             5.37
TCB        TCF Financial Corp.              MN        06/17/86                7.18            12.15             0.82
THBC       Troy Hill Bancorp, Inc.          PA        06/27/94               22.20            26.00             2.95
THIR       Third Financial Corp.            OH        03/25/93               18.38            18.91             1.21
THR        Three Rivers Financial Corp.     MI        08/24/95               15.26            24.12             0.72
THRD       TF Financial Corporation         PA        07/13/94               14.20            24.94             0.37
TPNZ       Tappan Zee Financial, Inc.       NY        10/05/95               18.04            29.53             1.51
TRIC       Tri-County Bancorp, Inc.         WY        09/30/93               16.17            38.34             0.22
TSBS       Trenton SB, MHC                  NJ        08/03/95               19.00            36.01             0.39
TSH        Teche Holding Co.                LA        04/19/95               15.37            21.61             0.15
TWIN       Twin City Bancorp                TN        01/04/95               13.66            21.50             0.42
UBMT       United Financial Corp.           MT        09/23/86               23.52            49.44             0.80
UFRM       United Federal Savings Bank      NC        07/01/80                8.08            13.73             1.17
VABF       Virginia Beach Fed. Financial    VA        11/01/80                6.77            11.84             1.53
VAFD       Valley Federal Savings Bank      AL        10/15/87                8.09            14.65             1.31
VFFC       Virginia First Financial Corp.   VA        01/01/78                7.93            11.08             2.18

                                                                                                         One Year
                                                                          Return on      Return on       Cum Gap/
                                                                         Avg Assets     Avg Equity         Assets
Ticker     Institution                       State   IPO Date                   (%)            (%)            (%)
-----      -----------                       -----   --------                   ---            ---            ---
SFBM       Security Bancorp                 MT        11/20/86                 0.71           8.22
SFED       SFS Bancorp, Inc.                NY        06/30/95                 0.69           4.88
SFFC       StateFed Financial Corporation   IA        01/05/94                 1.19           5.99
SFIN       Statewide Financial Corp.        NJ        10/02/95
SFNB       Security First Network Bank      KY
SFSB       SuburbFed Financial Corp.        IL        03/04/92                 0.50           6.91
SFSL       Security First Corp.             OH        01/22/88                 1.21          13.36           2.42
SGVB       SGV Bancorp, Inc.                CA        06/29/95                 0.12           1.10
SHEN       First She ngo Bancorp, Inc.      PA        04/06/93                 1.03           7.45
SHFC       Seven Hills Financial Corp.      OH        12/31/93                 0.36           1.69
SISB       SIS Bancorp, Inc.                MA        02/08/95                 1.38          19.41           4.61
SJSB       SJS Bancorp                      MI        02/16/95                 0.63           5.00
SMBC       Southern Missouri Bancorp, Inc   MO        04/13/94                 0.87           4.98
SMFC       Sho-Me Financial Corp.           MO        07/01/94                 0.85           6.89
SOBI       Sobieski Bancorp, Inc.           IN        03/31/95                 0.42           2.24
SOPN       First Savings Bancorp, Inc.      NC        01/06/94                 1.53           5.86         (32.47)
SOSA       Somerset Savings Bank            MA        07/09/86                 0.42           7.83           7.21
SPBC       St. Paul Bancorp, Inc.           IL        05/18/87                 0.91           9.81           0.33
SRN        Southern Banc Company, Inc       AL        10/05/95                 0.54           3.96
SSB        Scotland Bancorp, Inc            NC        04/01/96
SSBK       Strongsville Savings Bank        OH                                 0.99          11.83
SSM        Stone Street Bancorp, Inc.       NC        04/01/96
STFR       St. Francis Capital Corp.        WI        06/21/93                 1.18          10.78         (11.23)
STND       Standard Financial, Inc.         IL        08/01/94                 0.81           6.06          (6.94)
STSA       Sterling Financial Corp.         WA                                 0.45           7.73         (14.87)
SVRN       Sovereign Bancorp, Inc.          PA        08/12/86                 0.79          14.64          (5.62)
SWBI       Southwest Bancshares             IL        06/24/92                 1.15           8.95         (19.84)
SWCB       Sandwich Co-operative Bank       MA        07/25/86                 0.87          10.76          (5.38)
SZB        SouthFirst Bancshares, Inc.      AL        02/14/95                 0.57           3.50
TBK        Tolland Bank                     CT        12/19/86                 0.61           9.94           2.68
TCB        TCF Financial Corp.              MN        06/17/86                 1.43          20.06          (4.24)
THBC       Troy Hill Bancorp, Inc.          PA        06/27/94                 1.38           6.09
THIR       Third Financial Corp.            OH        03/25/93                 1.37           7.66
THR        Three Rivers Financial Corp.     MI        08/24/95
THRD       TF Financial Corporation         PA        07/13/94                 0.91           5.94           5.96
TPNZ       Tappan Zee Financial, Inc.       NY        10/05/95                 0.80           5.22
TRIC       Tri-County Bancorp, Inc.         WY        09/30/93                 0.95           5.13
TSBS       Trenton SB, MHC                  NJ        08/03/95                 1.80           9.97
TSH        Teche Holding Co.                LA        04/19/95                 1.10           6.08
TWIN       Twin City Bancorp                TN        01/04/95                 1.09           7.94
UBMT       United Financial Corp.           MT        09/23/86                 1.52           6.66
UFRM       United Federal Savings Bank      NC        07/01/80                 0.79          10.03          (0.31)
VABF       Virginia Beach Fed. Financial    VA        11/01/80                 0.29           4.81
VAFD       Valley Federal Savings Bank      AL        10/15/87                 0.17           2.13
VFFC       Virginia First Financial Corp.   VA        01/01/78                 1.74          22.49           9.83

                          EXHIBIT I-A
                          ALL PUBLICLY TRADED THRIFTS
                          FINANCIAL CONDITION

                                                                         Total            Total           Total       Equity/
                                                                        Assets         Deposits          Equity        Assets
Ticker  Institution                        State      IPO Date          ($000)           ($000)          ($000)           (%)
------  -----------                        -----      --------          -----          -------           -----        ------
AADV    Advantage Bancorp, Inc.             WI        03/23/92         996,245          695,815          94,116          9.45
ABBK    Abington Savings Bank               MA        06/10/86         483,549          293,897          31,436          6.50
ABCW    Anchor BanCorp Wisconsin            WI        07/16/92       1,822,248        1,270,622         117,895          6.47
AFCB    Affiliated Community Bancorp        MA        10/19/95         983,904          621,338          96,871          9.85
AFFFZ   America First Financial Fund        CA                       2,274,053        1,795,529         161,228          7.09
AHCI    Ambanc Holding Co., Inc.            NY        12/27/95         458,988          305,355          74,822         16.30
AHM     Ahmanson & Company (H.F.)           CA        10/25/72      49,506,630       33,281,931       2,777,356          5.61
ALBC    Albion Banc Corp.                   NY        07/26/93          57,784           47,506           5,973         10.34
ALBK    ALBANK Financial Corporation        NY        04/01/92       3,325,592        2,872,407         316,703          9.52
AMFB    American Federal Bank, FSB          SC        01/19/89       1,382,171          992,031         107,260          7.76
AMFC    AMB Financial Corp.                 IN        04/01/96          79,408           59,989          16,209         20.41
A       Acadia  Bancshares, Inc.            LA        07/16/96         274,304          211,965          17,751          6.47
ANBK    American  tio I Bancorp             MD        10/31/95         461,271          313,083          47,270         10.25
ANDB    Andover Bancorp, Inc.               MA        05/08/86       1,173,956          780,500          88,702          7.56
ASBI    Ameria  Bancorp                     IN        03/02/87         402,051          318,328          44,609         11.10
ASBP    ASB Financial Corp.                 OH        05/11/95         112,988           83,395          25,643         22.70
ASFC    Astoria Financial Corporation       NY        11/18/93       7,078,383        4,478,148         561,667          7.93
ATSB    AmTrust Capital Corp.               IN        03/28/95          73,072           50,807           7,553         10.34
AVND    Avondale Financial Corp.            IL        04/07/95         592,771          324,318          58,842          9.93
BANC    BankAtlantic Bancorp, Inc.          FL        11/29/83       1,975,287        1,361,992         141,651          7.17
BDJI    First Federal Bancorporation        MN        04/04/95         104,969           79,860          13,918         13.26
BFD     BostonFed Bancorp, Inc.             MA        10/24/95         777,997          432,205          88,947         11.43
BFSB    Bedford Bancshares, Inc.            VA        08/22/94         121,783           94,130          18,530         15.22
BFSI    BFS Bankorp, Inc.                   NY        05/12/88         621,324          399,629          48,620          7.83
BKC     American Bank of Connecticut        CT        12/01/81         531,638          383,320          45,058          8.48
BKCO    Bankers Corp.                       NJ        03/16/90       2,208,543        1,639,750         184,792          8.37
BKCT    Bancorp Connecticut, Inc.           CT        07/03/86         405,761          301,822          42,836         10.56
BKU     BankUnited Financial Corp.          FL        12/11/85         801,531          470,237          69,660          8.69
BNKU    Bank United Corp.                   TX                      11,002,448        5,053,605         804,627          7.31
BPLS    Bank Plus Corp.                     CA                       3,296,633        2,552,946         174,998          5.31
BRFC    Bridgeville Savings Bank            PA        10/07/94          56,109           33,701          16,004         28.52
BSBC    Branford Savings Bank               CT        11/04/86         178,121          157,078          15,584          8.75
BVFS    Bay View Capital Corp.              CA        05/09/86       3,388,847        2,201,604         206,177          6.08
BWFC    Bank West Financial Corp.           MI        03/30/95         139,217           88,677          27,540         19.78
BYFC    Broadway Financial Corp.            CA        01/09/96         111,863           96,249          13,954         12.47
CAFI    Camco Financial Corporation         OH                         352,576          291,288          29,337          8.32
CAL     Cal Fed Bancorp, Inc.               CA        03/01/83      14,045,400        8,844,200         683,200          4.86
CAPS    Capital Savings Bancorp, Inc.       MO        12/29/93         202,554          150,636          21,136         10.43
CARV    Carver Federal Savings Bank         NY        10/25/94         362,369          261,494          34,875          9.62
CASB    Cascade Financial Corp.             WA        09/16/92         334,431          218,063          20,815          6.22
CASH    First Midwest Financial, Inc.       IA        09/20/93         342,095          203,914          39,029         11.41
CATB    Catskill Financial Corp.            NY        04/18/96         283,258          198,601          80,691         28.49
CBCI    Calumet Bancorp, Inc.               IL        02/20/92         500,814          369,612          80,507         16.08
CBCO    CB Bancorp, Inc.                    IN        12/28/92         195,658          128,127          19,319          9.87

                                                                          Tangible      Risk-Based   NPAs + Loans
                                                                           Equity/        Capital/   90+ Pst Due/
                                                                       Tang Assets    Risk-Weightd         Assets
Ticker  Institution                        State      IPO Date                 (%)      Assets (%)            (%)
------  -----------------------------      -----      --------        ------------    ------------   ------------
AADV    Advantage Bancorp, Inc.             WI        03/23/92            8.32             14.87           0.55
ABBK    Abington Savings Bank               MA        06/10/86            5.78             12.58           0.32
ABCW    Anchor BanCorp Wisconsin            WI        07/16/92            6.31              9.62           0.67
AFCB    Affiliated Community Bancorp        MA        10/19/95            9.78             18.68           0.69
AFFFZ   America First Financial Fund        CA                            6.95             15.10           0.77
AHCI    Ambanc Holding Co., Inc.            NY        12/27/95           16.30             22.45           3.65
AHM     Ahmanson & Company (H.F.)           CA        10/25/72            5.34              9.70           2.29
ALBC    Albion Banc Corp.                   NY        07/26/93           10.34             16.42           0.76
ALBK    ALBANK Financial Corporation        NY        04/01/92            8.51             13.04           1.10
AMFB    American Federal Bank, FSB          SC        01/19/89            7.20             12.92           0.54
AMFC    AMB Financial Corp.                 IN        04/01/96           20.41             27.46           0.51
A       Acadia  Bancshares, Inc.            LA        07/16/96            6.47             13.44           0.71
ANBK    American  tio I Bancorp             MD        10/31/95           10.25
ANDB    Andover Bancorp, Inc.               MA        05/08/86            7.56             13.30           1.43
ASBI    Ameria  Bancorp                     IN        03/02/87           11.08             19.15           0.41
ASBP    ASB Financial Corp.                 OH        05/11/95           22.70             36.32           1.61
ASFC    Astoria Financial Corporation       NY        11/18/93            6.55             17.50           0.78
ATSB    AmTrust Capital Corp.               IN        03/28/95           10.24             16.94           1.31
AVND    Avondale Financial Corp.            IL        04/07/95            9.93             23.12           0.75
BANC    BankAtlantic Bancorp, Inc.          FL        11/29/83            6.66             11.24           0.85
BDJI    First Federal Bancorporation        MN        04/04/95           13.26             19.56           0.40
BFD     BostonFed Bancorp, Inc.             MA        10/24/95           11.43             16.33           1.15
BFSB    Bedford Bancshares, Inc.            VA        08/22/94           15.22             23.22           0.87
BFSI    BFS Bankorp, Inc.                   NY        05/12/88            7.83             12.67           1.21
BKC     American Bank of Connecticut        CT        12/01/81            8.09             12.64           2.66
BKCO    Bankers Corp.                       NJ        03/16/90            8.21             16.99           1.33
BKCT    Bancorp Connecticut, Inc.           CT        07/03/86           10.56             16.56           1.59
BKU     BankUnited Financial Corp.          FL        12/11/85            8.41             13.15           0.79
BNKU    Bank United Corp.                   TX                            7.18             11.88           1.02
BPLS    Bank Plus Corp.                     CA                            5.30             11.32           3.67
BRFC    Bridgeville Savings Bank            PA        10/07/94           28.52             84.02           0.20
BSBC    Branford Savings Bank               CT        11/04/86            8.75             14.27           2.05
BVFS    Bay View Capital Corp.              CA        05/09/86            5.41              9.73           1.00
BWFC    Bank West Financial Corp.           MI        03/30/95           19.78             30.52           0.08
BYFC    Broadway Financial Corp.            CA        01/09/96           12.47                             2.42
CAFI    Camco Financial Corporation         OH                            8.32             14.21           0.55
CAL     Cal Fed Bancorp, Inc.               CA        03/01/83            4.86             10.28           1.33
CAPS    Capital Savings Bancorp, Inc.       MO        12/29/93           10.43             18.66           0.20
CARV    Carver Federal Savings Bank         NY        10/25/94            9.22             27.42           0.72
CASB    Cascade Financial Corp.             WA        09/16/92            6.22             12.44           1.58
CASH    First Midwest Financial, Inc.       IA        09/20/93           10.74             15.22           0.20
CATB    Catskill Financial Corp.            NY        04/18/96           28.49             56.90           0.54
CBCI    Calumet Bancorp, Inc.               IL        02/20/92           16.08             16.08           1.44
CBCO    CB Bancorp, Inc.                    IN        12/28/92            9.87             15.98           1.51

                                                                                                        One Year
                                                                      Return on         Return on      Cum Gap/
                                                                      Avg Assets        Avg Equity       Assets
Ticker  Institution                        State      IPO Date               (%)               (%)          (%)
------  -----------                        -----      --------        ----------       ------------     --------
AADV    Advantage Bancorp, Inc.             WI        03/23/92            0.90              9.41
ABBK    Abington Savings Bank               MA        06/10/86            0.39              5.86        (43.35)
ABCW    Anchor BanCorp Wisconsin            WI        07/16/92            0.90             12.75          3.21
AFCB    Affiliated Community Bancorp        MA        10/19/95            0.74              6.71
AFFFZ   America First Financial Fund        CA                            0.89             13.53          2.43
AHCI    Ambanc Holding Co., Inc.            NY        12/27/95            0.32              2.35
AHM     Ahmanson & Company (H.F.)           CA        10/25/72            0.92             15.84          8.96
ALBC    Albion Banc Corp.                   NY        07/26/93            0.24              2.33
ALBK    ALBANK Financial Corporation        NY        04/01/92            0.97              9.50          4.21
AMFB    American Federal Bank, FSB          SC        01/19/89            1.42             17.60         (7.83)
AMFC    AMB Financial Corp.                 IN        04/01/96            0.63              4.65
A       Acadia  Bancshares, Inc.            LA        07/16/96
ANBK    American  tio I Bancorp             MD        10/31/95            0.35              4.06
ANDB    Andover Bancorp, Inc.               MA        05/08/86            0.97             12.72         (7.64)
ASBI    Ameria  Bancorp                     IN        03/02/87            0.92              7.38
ASBP    ASB Financial Corp.                 OH        05/11/95            1.01              4.30
ASFC    Astoria Financial Corporation       NY        11/18/93            0.74              8.56         15.90
ATSB    AmTrust Capital Corp.               IN        03/28/95            0.31              2.75
AVND    Avondale Financial Corp.            IL        04/07/95            0.62              5.82
BANC    BankAtlantic Bancorp, Inc.          FL        11/29/83            1.12             15.74        (11.90)
BDJI    First Federal Bancorporation        MN        04/04/95            0.70              4.74          4.00
BFD     BostonFed Bancorp, Inc.             MA        10/24/95            0.49              4.63         (1.79)
BFSB    Bedford Bancshares, Inc.            VA        08/22/94            1.29              7.96         15.63
BFSI    BFS Bankorp, Inc.                   NY        05/12/88            1.84             24.09
BKC     American Bank of Connecticut        CT        12/01/81            1.24             13.70        (14.15)
BKCO    Bankers Corp.                       NJ        03/16/90            1.13             11.82         (7.17)
BKCT    Bancorp Connecticut, Inc.           CT        07/03/86            1.18             10.70        (10.38)
BKU     BankUnited Financial Corp.          FL        12/11/85            1.16             14.30         (1.96)
BNKU    Bank United Corp.                   TX                            1.31             18.87
BPLS    Bank Plus Corp.                     CA                           (1.74)           (31.62)        (3.13)
BRFC    Bridgeville Savings Bank            PA        10/07/94            1.27              4.34         11.35
BSBC    Branford Savings Bank               CT        11/04/86            0.86             10.00          0.91
BVFS    Bay View Capital Corp.              CA        05/09/86            0.14              2.04
BWFC    Bank West Financial Corp.           MI        03/30/95            0.69              3.41
BYFC    Broadway Financial Corp.            CA        01/09/96            0.28              3.60
CAFI    Camco Financial Corporation         OH                            1.22             15.13
CAL     Cal Fed Bancorp, Inc.               CA        03/01/83            0.82             14.79          3.12
CAPS    Capital Savings Bancorp, Inc.       MO        12/29/93            0.95              8.96
CARV    Carver Federal Savings Bank         NY        10/25/94            0.21              2.15         27.13
CASB    Cascade Financial Corp.             WA        09/16/92            0.71             11.28        (15.17)
CASH    First Midwest Financial, Inc.       IA        09/20/93            1.06              8.14
CATB    Catskill Financial Corp.            NY        04/18/96                                           19.03
CBCI    Calumet Bancorp, Inc.               IL        02/20/92            1.31              7.85
CBCO    CB Bancorp, Inc.                    IN        12/28/92            1.38             14.66

                          EXHIBIT I-A
                          ALL PUBLICLY TRADED THRIFTS
                          FINANCIAL CONDITION

                                                                                                              Tangible
                                                                    Total       Total      Total  Equity/      Equity/
                                                                   Assets    Deposits     Equity   Assets  Tang Assets
Ticker  Institution                          State   IPO Date      ($000)      ($000)     ($000)      (%)          (%)
-----   -----------                          -----   --------       ----        ----       ----    ------  ----------
CBIN    Community Bank Shares               IN       04/10/95     233,347     189,199     25,792    11.05        11.05
CBK     Citizens First Financial Corp.      IL       05/01/96     247,882     204,507     40,669    16.41        16.41
CBNH    Community Bankshares, Inc.          NH       05/08/86     546,725     400,184     37,938     6.94         6.94
CBSA    Coastal Bancorp, Inc.               TX                  2,796,568   1,278,985     95,091     3.40         2.83
CBSB    Charter Financial, Inc.             IL       12/29/95     366,983     251,810     63,777    17.38        16.36
CCFH    CCF Holding Company                 GA       07/12/95      79,325      60,696     16,807    21.19        21.19
CEBK    Central Co-Operative Bank           MA       10/24/86     319,162     259,500     31,327     9.82         8.70
CENF    CENFED Financial Corp.              CA       10/25/91   2,148,344   1,560,862    107,221     4.99         4.98
CFB     Commercial Federal Corporation      NE       12/31/84   6,607,670   4,304,576    413,277     6.25         5.67
CFCP    Coastal Financial Corp.             SC       09/26/90     452,809     291,894     27,641     6.10         6.10
CFCX    Center Financial Corporation        CT       08/13/86   4,018,341   2,558,684    233,936     5.82         5.48
CFFC    Community Financial Corp.           VA       03/30/88     158,835     110,008     22,297    14.04        14.04
CFHC    California Financial Holding        CA       04/01/83   1,327,178     946,632     86,924     6.55         6.51
CFSB    CFSB Bancorp, Inc.                  MI       06/22/90     791,610     537,526     65,067     8.22         8.22
CFTP    Community Federal Bancorp           MS       03/26/96     201,650     130,499     66,523    32.99        32.99
CFX     CFX Corporation                     NH       02/12/87   1,025,771     729,895     92,831     9.05         8.19
CIBI    Community Investors Bancorp         OH       02/07/95      85,785      71,548     11,869    13.84        13.84
CJFC    Central Jersey Financial            NJ       09/01/84     469,289     385,556     55,989    11.93        11.23
CKFB    CKF Bancorp, Inc.                   KY       01/04/95      58,734      42,047     15,636    26.62        26.62
CLAS    Classic Bancshares, Inc.            KY       12/29/95      68,754      46,419     19,505    28.37        28.37
CMRN    Cameron Financial Corp              MO       04/03/95     175,841     123,243     46,337    26.35        26.35
CMSB    Commonwealth Bancorp, Inc.          PA       06/17/96   2,049,062   1,484,757    227,521    11.10         8.68
CMSV    Community Savings, MHC              FL       10/24/94     626,045     495,135     75,066    11.99        11.99
CNIT    CENIT Bancorp, Inc.                 VA       08/06/92     655,771     437,431     47,716     7.28         7.03
CNSB    CNS Bancorp, Inc.                   MO       06/12/96      98,326      73,787     24,196    24.61        24.61
CNSK    Covent Bank for Savings             NJ                    354,822     233,421     24,595     6.93         6.93
COFD    Collective Bancorp, Inc.            NJ       02/07/84   5,145,471   3,254,387    364,304     7.08         6.64
COFI    Charter One Financial               OH       01/22/88  13,951,846   7,817,126    934,478     6.70         6.22
COOP    Cooperative Bankshares, Inc.        NC       08/21/91     316,654     273,775     29,494     9.31         8.31
CRCL    Circle Financial Corp.              OH       08/06/91     241,758     213,387     24,742    10.23         9.05
CRZY    Crazy Woman Creek Bancorp           WY       03/29/96      50,324      28,458     15,453    30.71        30.71
CSA     Coast Savings Financial             CA       12/23/85   8,350,710   6,208,430    429,883     5.15         5.07
CSBF    CSB Financial Group, Inc.           IL       10/09/95      41,524      28,465     12,837    30.91        30.91
CTBK    Center Banks Incorporated           NY       06/02/86     220,373     182,753     15,499     7.03         7.03
CTZN    CitFed Bancorp, Inc.                OH       01/23/92   2,661,006   1,626,646    175,271     6.59         5.79
CVAL    Chester Valley Bancorp Inc.         PA       03/27/87     272,932     228,206     25,564     9.37         9.37
CZF     CitiSave Financial Corp             LA       07/14/95      76,128      61,752     12,738    16.73        16.72
DFIN    Damen Financial Corp.               IL       10/02/95     237,296     125,518     54,955    23.16        23.16
DIBK    Dime Financial Corp.                CT       07/09/86     688,993     563,043     56,530     8.20         7.86
DIME    Dime Community Bancorp, Inc.        NY       06/26/96   1,371,821     950,114    213,071    15.53        13.76
DME     Dime Bancorp, Inc.                  NY       08/19/86  19,544,289  12,661,587    992,368     5.08         5.03
DNFC    D & N Financial Corp.               MI       02/13/85   1,364,024     934,831     78,954     5.79         5.71
DSBC    DS Bancor, Inc.                     CT       12/11/85   1,257,432   1,030,993     84,248     6.70         6.51
DSL     Downey Financial Corp.              CA       01/01/71   4,712,294   3,854,545    391,919     8.32         8.19
EBCP    Eastern Bancorp                     NH       11/17/83     840,534     643,057     64,880     7.72         7.32
EBSI    Eagle Bancshares                    GA       04/01/86     621,474     386,726     57,231     9.21         9.21
EFBI    Enterprise Federal Bancorp          OH       10/17/94     213,876     139,993     31,594    14.77        14.75


                                                                    Risk-Based    NPAs + Loans                            One Year
                                                                      Capital/    90+ Pst Due/    Return on    Return on  Cum Gap/
                                                                  Risk-Weightd          Assets   Avg Assets   Avg Equity    Assets
                                                                    Assets (%)             (%)          (%)          (%)       (%)
                                                                    ----------    ------------   ----------   ----------  --------
CBIN    Community Bank Shares               IN       04/10/95          22.38            0.12         0.88         7.36
CBK     Citizens First Financial Corp.      IL       05/01/96          20.39            0.56         0.53         6.57
CBNH    Community Bankshares, Inc.          NH       05/08/86          10.71            0.45         0.81        11.11
CBSA    Coastal Bancorp, Inc.               TX                         12.42            0.59         0.40        11.70
CBSB    Charter Financial, Inc.             IL       12/29/95          23.61            0.52         1.18         7.39
CCFH    CCF Holding Company                 GA       07/12/95                           0.92         0.97         4.91
CEBK    Central Co-Operative Bank           MA       10/24/86                           1.79         0.46         4.69
CENF    CENFED Financial Corp.              CA       10/25/91          10.59            1.39         0.57        11.69       18.81
CFB     Commercial Federal Corporation      NE       12/31/84          12.56            1.01         0.84        14.74
CFCP    Coastal Financial Corp.             SC       09/26/90           9.26            0.15         1.04        17.09
CFCX    Center Financial Corporation        CT       08/13/86           8.92            2.58         0.73        12.12      (17.72)
CFFC    Community Financial Corp.           VA       03/30/88          17.17            0.49         1.31         9.68
CFHC    California Financial Holding        CA       04/01/83          11.79            1.26         0.57         8.53
CFSB    CFSB Bancorp, Inc.                  MI       06/22/90          13.61            0.09         0.96        11.70      (10.90)
CFTP    Community Federal Bancorp           MS       03/26/96          75.71            0.46         1.29         6.12
CFX     CFX Corporation                     NH       02/12/87          13.56            0.93         1.00        10.23       (8.37)
CIBI    Community Investors Bancorp         OH       02/07/95          23.47            0.73         1.01         6.98
CJFC    Central Jersey Financial            NJ       09/01/84          23.43            1.68         1.11         9.69
CKFB    CKF Bancorp, Inc.                   KY       01/04/95          34.63            1.50         1.19         4.26
CLAS    Classic Bancshares, Inc.            KY       12/29/95          44.08            0.64         0.72         3.14
CMRN    Cameron Financial Corp              MO       04/03/95          29.87            0.96         1.60         5.77        0.41
CMSB    Commonwealth Bancorp, Inc.          PA       06/17/96          13.25            0.40         0.74         8.08       (7.42)
CMSV    Community Savings, MHC              FL       10/24/94          24.56            0.53         0.88         7.10        0.53
CNIT    CENIT Bancorp, Inc.                 VA       08/06/92                           0.48         0.48         6.76
CNSB    CNS Bancorp, Inc.                   MO       06/12/96          53.50
CNSK    Covent Bank for Savings             NJ                         12.45            2.02         0.76         9.79      (30.14)
COFD    Collective Bancorp, Inc.            NJ       02/07/84          16.96            0.52         1.07        15.71      (26.15)
COFI    Charter One Financial               OH       01/22/88          11.95            0.38         0.42         6.39       (4.86)
COOP    Cooperative Bankshares, Inc.        NC       08/21/91          16.35            0.23         0.29         3.14       (6.28)
CRCL    Circle Financial Corp.              OH       08/06/91          18.76            0.15         0.51         4.66
CRZY    Crazy Woman Creek Bancorp           WY       03/29/96          51.40            0.28
CSA     Coast Savings Financial             CA       12/23/85           8.96            1.59         0.49         9.90        4.25
CSBF    CSB Financial Group, Inc.           IL       10/09/95                           0.70         0.89         3.67
CTBK    Center Banks Incorporated           NY       06/02/86          11.44            1.10         0.57         8.15        4.83
CTZN    CitFed Bancorp, Inc.                OH       01/23/92          13.83            0.93         0.71        10.20      (14.75)
CVAL    Chester Valley Bancorp Inc.         PA       03/27/87          15.28            0.86         0.91         9.88        2.26
CZF     CitiSave Financial Corp             LA       07/14/95          30.35            0.23         1.21         6.68
DFIN    Damen Financial Corp.               IL       10/02/95          48.37            0.20         0.89         4.28
DIBK    Dime Financial Corp.                CT       07/09/86          16.94            0.93         1.64        21.02       (1.25)
DIME    Dime Community Bancorp, Inc.        NY       06/26/96                                        0.72         5.03
DME     Dime Bancorp, Inc.                  NY       08/19/86          11.75            2.59         0.38         7.94      (12.13)
DNFC    D & N Financial Corp.               MI       02/13/85           8.62            0.72         1.08        19.53      (10.57)
DSBC    DS Bancor, Inc.                     CT       12/11/85          11.21            1.84         0.72        10.98       (7.68)
DSL     Downey Financial Corp.              CA       01/01/71          13.35            1.33         0.69         8.44        2.39
EBCP    Eastern Bancorp                     NH       11/17/83          11.93            1.51         0.74         9.85
EBSI    Eagle Bancshares                    GA       04/01/86          13.65            1.45         0.93        11.91
EFBI    Enterprise Federal Bancorp          OH       10/17/94                           0.03         0.92         5.39

                                                EXHIBIT I-A
                                                ALL PUBLICLY TRADED THRIFTS
                                                FINANCIAL CONDITION

                                                                                                                     Tangible
                                                                        Total      Total      Total     Equity/       Equity/
                                                                       Assets   Deposits     Equity      Assets   Tang Assets
Ticker  Institution                               State   IPO Date     ($000)     ($000)     ($000)         (%)           (%)
------  -----------                               -----   --------     ------     ------     ------         ---           ---
EGFC    Eagle Financial Corp.                    CT       02/03/87  1,402,417  1,069,372    102,356        7.30          5.44
EGLB    Eagle BancGroup, Inc.                    IL       07/01/96    162,519    136,735     22,345       13.75         13.75
EQSB    Equitable Federal Savings Bank           MD       09/10/93    267,776    209,145     14,182        5.30          5.30
ESBK    Elmira Savings Bank (The)                NY       03/01/85    223,165    206,408     13,904        6.23          5.97
ESX     Essex Bancorp, Inc.                      VA                   305,223    259,824     15,573        5.10          4.42
ETFS    East Texas Financial Services            TX       01/10/95    115,339     92,457     21,815       18.91         18.91
FBBC    First Bell Bancorp, Inc.                 PA       06/29/95    570,649    433,651    116,265       20.37         20.37
FBCI    Fidelity Bancorp, Inc.                   IL       12/15/93    456,896    285,940     49,801       10.90         10.87
FBCV    1ST Bancorp                              IN       04/07/87    263,483    137,148     21,729        8.25          8.25
FBER    1st Bergen Bancorp                       NJ       04/01/96    252,095    207,318     42,986       17.05         17.05
FBHC    Fort Bend Holding Corp.                  TX       06/30/93    254,739    204,875     18,008        7.07          7.07
FBSI    First Bancshares, Inc.                   MO       12/22/93    143,671    105,960     23,729       16.52         16.49
FCB     Falmouth Co-Operative Bank               MA       03/28/96     88,498     65,381     21,741       24.57         24.57
FCBF    FCB Financial Corp.                      WI       09/24/93    265,172    153,431     46,655       17.59         17.59
FCIT    First Citizens Financial Corp.           MD       12/17/86    645,824    505,422     39,728        6.15          6.15
FDEF    First Defiance Financial                 OH       10/02/95    520,666    384,604    126,605       24.32         24.32
FED     FirstFed Financial Corp.                 CA       12/16/83  4,104,854  2,158,268    188,766        4.60          4.53
FESX    First Essex Bancorp, Inc.                MA       08/04/87    842,903    508,080     62,347        7.40          7.40
FFBA    First Colorado Bancorp, Inc.             CO       01/02/96  1,501,330  1,103,392    245,056       16.32         16.16
FFBH    First Federal Bancshares of AR           AR       05/03/96    504,939    419,611     83,431       16.52         16.52
FFBI    First Financial Bancorp, Inc.            IL       10/04/93     94,486     67,354      7,873        8.33          8.33
FFBS    FFBS BanCorp, Inc.                       MS       07/01/93    125,228     99,407     24,639       19.68         19.68
FFBZ    First Federal Bancorp, Inc.              OH       07/13/92    177,778    130,547     14,022        7.89          7.88
FFCH    First Financial Holdings Inc.            SC       11/10/83  1,523,224  1,062,649     97,330        6.39          6.39
FFDF    FFD Financial Corp.                      OH       04/03/96     76,159     67,104      8,302       10.90         10.90
FFDP    FirstFed Bancshares                      IL       07/01/92    635,096    459,403     54,810        8.63          8.27
FFEC    First Fed Bncshrs Eau Claire             WI       10/12/94    706,672    377,988     97,457       13.79         13.32
FFED    Fidelity Federal Bancorp                 IN       08/31/87    262,216    181,702     14,295        5.45          5.45
FFES    First Federal of East Hartford           CT       06/23/87    947,807    531,662     57,007        6.01          6.00
FFFC    FFVA Financial Corp.                     VA       10/12/94    522,811    386,243     81,442       15.58         15.31
FFFD    North Central Bancshares, Inc.           IA       03/21/96    194,283    129,021     55,736       28.69         28.69
FFFG    F.F.O. Financial Group, Inc.             FL       10/13/88    307,055    262,755     19,105        6.22          6.22
FFFL    Fidelity FSB of Florida, MHC             FL       01/07/94    816,869    620,203     80,577        9.86          9.76
FFHC    First Financial Corp.                    WI       12/24/80  5,579,294  4,446,052    407,905        7.31          7.00
FFHH    FSF Financial Corp.                      MN       10/07/94    331,395    188,386     47,624       14.37         14.37
FFHS    First Franklin Corporation               OH       01/26/88    216,508    188,336     20,287        9.37          9.28
FFIC    Flushing Financial Corp                  NY       11/21/95    766,632    566,845    137,938       17.99         17.99
FFKY    First Federal Financial Corp.            KY       07/15/87    352,671    264,946     49,946       14.16         13.36
FFLC    FFLC Bancorp, Inc.                       FL       01/04/94    332,087    273,304     56,404       16.98         16.98
FFML    First Family Financial Corp.             FL       10/22/92    155,890    143,362      9,222        5.92          5.92
FFOH    Fidelity Financial of Ohio               OH       03/04/96    251,188    184,479     51,087       20.34         20.34
FFPB    First Palm Beach Bancorp, Inc.           FL       09/29/93  1,438,024  1,081,595    113,606        7.90          7.72
FFPC    Florida First Bancorp, Inc.              FL       11/06/86    302,689    245,652     21,349        7.05          7.05
FFRV    Fidelity Financial Bankshares            VA       05/01/86    325,814    245,359     28,010        8.60          8.59


                                                                      Risk-Based   NPAs + Loans                            One Year
                                                                        Capital/   90+ Pst Due/     Return on  Return on   Cum Gap/
                                                                    Risk-Weightd         Assets    Avg Assets Avg Equity     Assets
Ticker  Institution                               State   IPO Date    Assets (%)            (%)           (%)        (%)        (%)
------  -----------                               -----   --------    ----------            ---           ---        ---        ---
EGFC    Eagle Financial Corp.                    CT       02/03/87         11.60           1.17          1.27      17.56
EGLB    Eagle BancGroup, Inc.                    IL       07/01/96                         0.74
EQSB    Equitable Federal Savings Bank           MD       09/10/93         11.07           1.00          0.78      14.98
ESBK    Elmira Savings Bank (The)                NY       03/01/85          9.41           0.85          0.15       2.40      29.04
ESX     Essex Bancorp, Inc.                      VA                         7.70           2.34         (2.46)    (39.24)
ETFS    East Texas Financial Services            TX       01/10/95         43.91           0.23          0.81       4.17     (10.77)
FBBC    First Bell Bancorp, Inc.                 PA       06/29/95         30.82           0.08          1.62       7.34     (31.82)
FBCI    Fidelity Bancorp, Inc.                   IL       12/15/93         17.86           0.61          0.74       5.68
FBCV    1ST Bancorp                              IN       04/07/87         17.86           0.35          2.05      29.45      (4.05)
FBER    1st Bergen Bancorp                       NJ       04/01/96         43.18           3.36
FBHC    Fort Bend Holding Corp.                  TX       06/30/93         17.49           1.21          0.70       9.62       7.62
FBSI    First Bancshares, Inc.                   MO       12/22/93         20.26           0.57          0.85       4.90
FCB     Falmouth Co-Operative Bank               MA       03/28/96         55.18           0.00          0.67       3.88     (16.86)
FCBF    FCB Financial Corp.                      WI       09/24/93         16.38           0.12          1.09       5.71
FCIT    First Citizens Financial Corp.           MD       12/17/86          9.80           2.96          0.71      11.59     (15.62)
FDEF    First Defiance Financial                 OH       10/02/95         32.29           0.18          1.21       5.29
FED     FirstFed Financial Corp.                 CA       12/16/83         10.12           2.52          0.23       4.98       7.16
FESX    First Essex Bancorp, Inc.                MA       08/04/87         12.60           0.61          0.99      13.34       1.47
FFBA    First Colorado Bancorp, Inc.             CO       01/02/96         23.89           0.24          1.09       8.16     (24.93)
FFBH    First Federal Bancshares of AR           AR       05/03/96         23.81           0.17
FFBI    First Financial Bancorp, Inc.            IL       10/04/93         14.52           0.27          0.68       6.79     (10.61)
FFBS    FFBS BanCorp, Inc.                       MS       07/01/93         30.10           1.62          1.37       6.88     (15.96)
FFBZ    First Federal Bancorp, Inc.              OH       07/13/92         10.84           0.56          1.14      15.12
FFCH    First Financial Holdings Inc.            SC       11/10/83         10.72           1.32          0.78      11.81     (10.35)
FFDF    FFD Financial Corp.                      OH       04/03/96         21.17           0.15          0.87       6.92
FFDP    FirstFed Bancshares                      IL       07/01/92         17.30           0.12          0.58       6.32     (12.39)
FFEC    First Fed Bncshrs Eau Claire             WI       10/12/94         20.07           0.04          0.87       5.70     (18.70)
FFED    Fidelity Federal Bancorp                 IN       08/31/87         10.03           0.17          1.18      23.76      13.34
FFES    First Federal of East Hartford           CT       06/23/87         21.31           0.79          0.57       8.65     (10.85)
FFFC    FFVA Financial Corp.                     VA       10/12/94         25.79           0.51          1.24       7.51       0.57
FFFD    North Central Bancshares, Inc.           IA       03/21/96         40.67           0.21          1.65       8.13
FFFG    F.F.O. Financial Group, Inc.             FL       10/13/88         11.43           2.83          0.50       7.76
FFFL    Fidelity FSB of Florida, MHC             FL       01/07/94         19.17           0.34          0.67       6.57      (8.20)
FFHC    First Financial Corp.                    WI       12/24/80         14.35           0.43          1.32      18.73      (3.03)
FFHH    FSF Financial Corp.                      MN       10/07/94         33.44           0.07          0.64       3.79      15.08
FFHS    First Franklin Corporation               OH       01/26/88         14.52           0.50          0.62       6.56
FFIC    Flushing Financial Corp                  NY       11/21/95         25.71           0.86          0.94       6.35
FFKY    First Federal Financial Corp.            KY       07/15/87         20.67           0.49          1.60      11.28
FFLC    FFLC Bancorp, Inc.                       FL       01/04/94         27.50           0.13          0.94       5.51
FFML    First Family Financial Corp.             FL       10/22/92                                       0.90      16.56
FFOH    Fidelity Financial of Ohio               OH       03/04/96         31.99           0.55          0.87       5.60
FFPB    First Palm Beach Bancorp, Inc.           FL       09/29/93         12.68           0.64          0.74       8.92      (8.74)
FFPC    Florida First Bancorp, Inc.              FL       11/06/86         13.94           0.76          0.90      13.27      (7.52)
FFRV    Fidelity Financial Bankshares            VA       05/01/86         11.32           1.11          1.00      12.03       6.91



                                  EXHIBIT I-A
                          ALL PUBLICLY TRADED THRIFTS
                              FINANCIAL CONDITION

                                                                            Total           Total          Total       Equity/
                                                                           Assets        Deposits         Equity        Assets
Ticker  Institution                            State     IPO Date          ($000)          ($000)         ($000)           (%)
-----   -----------                            -----     --------          ------          ------         ------           ---
FFSL    First Independence Corp.              KS         10/08/93         105,771          68,845         13,050         12.34
FFSW    FirstFederal Financial Svcs           OH         03/31/87       1,044,608         630,980         82,838          7.93
FFSX    First Fed SB of Siouxland, MHC        IA         07/13/92         443,632         335,223         36,857          8.31
FFWC    FFW Corp.                             IN         04/05/93         150,467          92,490         15,458         10.27
FFWD    Wood Bancorp, Inc.                    OH         08/31/93         146,249         115,830         20,122         13.76
FFWM    First Financial-W. Maryland           MD         02/11/92         321,994         274,756         41,707         12.95
FFYF    FFY Financial Corp.                   OH         06/28/93         575,602         456,541        101,921         17.71
FGHC    First Georgia Holding, Inc.           GA         02/11/87         144,022         118,877         11,955          8.30
FIBC    Financial Bancorp, Inc.               NY         08/17/94         262,497         200,646         26,224          9.99
FISB    First India  Corporation              IN         08/02/83       1,473,094       1,110,479        136,048          9.24
FKFS    First Keystone Financial              PA         01/26/95         290,549         221,663         22,920          7.89
FKKY    Frankfort First Bancorp, Inc.         KY         07/10/95         138,616          85,359         47,836         34.51
FLAG    FLAG Financial Corp.                  GA         12/11/86         228,710         176,201         21,840          9.55
FLFC    First Liberty Financial Corp.         GA         12/06/83         991,226         751,396         75,953          7.66
FLKY    First Lancaster Bancshares            KY         07/01/96          33,812          24,187          4,643         13.73
FMBD    First Mutual Bancorp, Inc.            IL         07/05/95         301,690         201,335         69,445         23.02
FMCO    FMS Financial Corporation             NJ         12/14/88         517,943         433,582         34,327          6.63
FMCT    Farmers & Mechanics Bank              CT         12/10/93         529,692         499,627         29,219          5.52
FMLY    Family Bancorp                        MA         11/07/86         925,239         761,551         69,952          7.56
FMSB    First Mutual Savings Bank             WA         12/17/85         386,366         283,729         25,560          6.62
FNGB    First Northern Capital Corp.          WI         12/29/83         580,128         455,387         70,754         12.20
FNSC    Financial Security Corp.              IL         12/29/92         258,452         185,679         39,841         15.42
FOBC    Fed One Bancorp                       WV         01/19/95         343,028         246,374         41,188         12.01
FRC     First Republic Bancorp                CA                        2,064,209       1,254,523        114,529          5.55
FSBC    First Savings Bank, FSB               NM         08/08/86         112,436         106,261          5,551          4.94
FSBI    Fidelity Bancorp, Inc.                PA         06/24/88         317,315         240,026         21,544          6.79
FSBS    First Ashland Financial Corp          KY         04/07/95          87,422          61,308         23,921         27.36
FSFC    First Southeast Financial Corp        SC         10/08/93         326,573         288,213         33,669         10.31
FSFI    First State Financial Services        NJ         12/18/87         665,937         589,509         39,955          6.00
FSLA    First Savings Bank, MHC               NJ         07/10/92         962,343         810,541         91,613          9.52
FSNJ    First Savings Bk of NJ, MHC           NJ         01/09/95         650,650         445,104         49,020          7.53
FSPG    First Home Bancorp, Inc.              NJ         04/20/87         479,314         277,134         30,836          6.43
FSSB    First FS&LA of San Bernardino         CA         02/02/93         102,436          97,121          4,737          4.62
FTF     Texarka  First Financial Corp         AR         07/07/95         164,064         128,641         33,043         20.14
FTFC    First Federal Capital Corp.           WI         11/02/89       1,389,163         998,968         95,278          6.86
FTSB    Fort Thomas Financial Corp.           KY         06/28/95          88,874          61,946         21,638         24.35
FWWB    First SB of Washington Bancorp        WA         11/01/95         764,685         375,343        148,840         19.46
GAF     GA Financial, Inc.                    PA         03/26/96         562,351         425,830        128,420         22.84
GBCI    Glacier Bancorp, Inc.                 MT         03/30/84         408,467         207,447         38,472          9.42
GDVS    Greater Delaware Valley SB,MHC        PA         03/03/95         231,971         192,001         28,202         12.16
GDW     Golden West Financial                 CA         05/29/59      35,775,375      21,040,598      2,362,246          6.60
GFCO    Glenway Financial Corp.               OH         11/30/90         273,890         221,647         26,485          9.67
GFED    Guaranty Federal SB, MHC              MO         04/10/95         185,546         156,806         27,165         14.64
GFSB    GFS Bancorp, Inc.                     IA         01/06/94          83,305          53,122          9,945         11.94
GLBK    Glendale Co-Operative Bank            MA         01/10/94          36,677          30,695          5,803         15.82
GLN     Glendale Federal Bank, FSB            CA         10/01/83      14,456,564       8,723,976        957,451          6.62
GPT     GreenPoint Financial Corp.            NY         01/28/94      14,150,594      12,157,442      1,466,254         10.36

                                                                   Tangible     Risk-Based    NPAs + Loans
                                                                    Equity/       Capital/    90+ Pst Due/    Return on
                                                                 Tang Assets   Risk-Weightd         Assets   Avg Assets
Ticker  Institution                            State   IPO Date          (%)     Assets (%)            (%)          (%)
------  -----------                            -----   --------          ---     ----------            ---          ---
FFSL    First Independence Corp.              KS       10/08/93        12.34          23.47           0.37         1.10
FFSW    FirstFederal Financial Svcs           OH       03/31/87         6.93          12.11           0.12         1.12
FFSX    First Fed SB of Siouxland, MHC        IA       07/13/92         8.23          17.64           0.17         0.70
FFWC    FFW Corp.                             IN       04/05/93        10.27          14.52           0.06         1.09
FFWD    Wood Bancorp, Inc.                    OH       08/31/93        13.76          15.57           0.17         1.19
FFWM    First Financial-W. Maryland           MD       02/11/92        12.95          20.36           1.99         1.11
FFYF    FFY Financial Corp.                   OH       06/28/93        17.71          16.73           0.81         1.20
FGHC    First Georgia Holding, Inc.           GA       02/11/87         7.46           9.85           1.34         0.89
FIBC    Financial Bancorp, Inc.               NY       08/17/94         9.94          18.73           2.78         0.66
FISB    First India  Corporation              IN       08/02/83         9.12          11.31           1.59         1.19
FKFS    First Keystone Financial              PA       01/26/95         7.89          17.00           2.53         0.56
FKKY    Frankfort First Bancorp, Inc.         KY       07/10/95        34.51          55.55           0.10         1.12
FLAG    FLAG Financial Corp.                  GA       12/11/86         9.55          13.31           3.56         0.87
FLFC    First Liberty Financial Corp.         GA       12/06/83         6.67           8.57           1.22         1.03
FLKY    First Lancaster Bancshares            KY       07/01/96        13.73          24.80           1.23         1.50
FMBD    First Mutual Bancorp, Inc.            IL       07/05/95        23.02          43.40           0.34         0.98
FMCO    FMS Financial Corporation             NJ       12/14/88         6.48          15.19                        0.83
FMCT    Farmers & Mechanics Bank              CT       12/10/93         5.52                                       0.20
FMLY    Family Bancorp                        MA       11/07/86         6.99          11.77           0.90         0.90
FMSB    First Mutual Savings Bank             WA       12/17/85         6.62          10.84           0.11         1.03
FNGB    First Northern Capital Corp.          WI       12/29/83        12.20          19.56           0.17         0.78
FNSC    Financial Security Corp.              IL       12/29/92        15.42          20.67           2.81         0.76
FOBC    Fed One Bancorp                       WV       01/19/95        11.46          25.67           0.30         1.00
FRC     First Republic Bancorp                CA                        5.54           8.56           2.44         0.46
FSBC    First Savings Bank, FSB               NM       08/08/86         4.94          15.38           1.49         0.34
FSBI    Fidelity Bancorp, Inc.                PA       06/24/88         6.76          14.49           0.43         0.65
FSBS    First Ashland Financial Corp          KY       04/07/95        27.36          41.70           0.79         0.99
FSFC    First Southeast Financial Corp        SC       10/08/93        10.31          22.05           0.19         0.26
FSFI    First State Financial Services        NJ       12/18/87         5.69           8.34           4.24         0.02
FSLA    First Savings Bank, MHC               NJ       07/10/92         8.40          20.79           0.93         0.85
FSNJ    First Savings Bk of NJ, MHC           NJ       01/09/95         7.53          25.97           0.96         0.19
FSPG    First Home Bancorp, Inc.              NJ       04/20/87         6.28          15.10           0.94         0.97
FSSB    First FS&LA of San Bernardino         CA       02/02/93         4.40           7.98           3.31        (1.10)
FTF     Texarka  First Financial Corp         AR       07/07/95        20.14                          0.33         1.83
FTFC    First Federal Capital Corp.           WI       11/02/89         6.49                          0.11         0.97
FTSB    Fort Thomas Financial Corp.           KY       06/28/95        24.35                          1.27         1.33
FWWB    First SB of Washington Bancorp        WA       11/01/95        19.46          25.45           0.21         1.23
GAF     GA Financial, Inc.                    PA       03/26/96        22.84          63.59           0.17         0.78
GBCI    Glacier Bancorp, Inc.                 MT       03/30/84         9.41          17.14           0.26         1.59
GDVS    Greater Delaware Valley SB,MHC        PA       03/03/95        12.16          28.30           3.52         0.31
GDW     Golden West Financial                 CA       05/29/59         6.24          12.54           1.40         0.81
GFCO    Glenway Financial Corp.               OH       11/30/90         9.46                          0.66         0.56
GFED    Guaranty Federal SB, MHC              MO       04/10/95        14.64          25.61           0.07         1.02
GFSB    GFS Bancorp, Inc.                     IA       01/06/94        11.94          17.90           1.15         1.16
GLBK    Glendale Co-Operative Bank            MA       01/10/94        15.82                          0.00         0.77
GLN     Glendale Federal Bank, FSB            CA       10/01/83         6.24          10.74           1.96         0.28
GPT     GreenPoint Financial Corp.            NY       01/28/94         6.07          16.35           2.86         0.89

                                                                              One Year
                                                                   Return on  Cum Gap/
                                                                  Avg Equity    Assets
Ticker  Institution                            State   IPO Date          (%)       (%)
------  -----------                            -----   --------          ---       ---
FFSL    First Independence Corp.              KS       10/08/93         8.51    (13.94)
FFSW    FirstFederal Financial Svcs           OH       03/31/87        13.85
FFSX    First Fed SB of Siouxland, MHC        IA       07/13/92         8.44    (11.65)
FFWC    FFW Corp.                             IN       04/05/93         9.89     12.47
FFWD    Wood Bancorp, Inc.                    OH       08/31/93         8.40
FFWM    First Financial-W. Maryland           MD       02/11/92         8.98      7.83
FFYF    FFY Financial Corp.                   OH       06/28/93         6.58    (16.51)
FGHC    First Georgia Holding, Inc.           GA       02/11/87        10.65     11.27
FIBC    Financial Bancorp, Inc.               NY       08/17/94         5.75
FISB    First India  Corporation              IN       08/02/83        13.57      3.74
FKFS    First Keystone Financial              PA       01/26/95         6.48
FKKY    Frankfort First Bancorp, Inc.         KY       07/10/95         4.04
FLAG    FLAG Financial Corp.                  GA       12/11/86         9.35     (0.43)
FLFC    First Liberty Financial Corp.         GA       12/06/83        13.29
FLKY    First Lancaster Bancshares            KY       07/01/96        11.24
FMBD    First Mutual Bancorp, Inc.            IL       07/05/95         3.80    (18.89)
FMCO    FMS Financial Corporation             NJ       12/14/88        12.68
FMCT    Farmers & Mechanics Bank              CT       12/10/93         3.46    (10.01)
FMLY    Family Bancorp                        MA       11/07/86        11.79
FMSB    First Mutual Savings Bank             WA       12/17/85        15.44
FNGB    First Northern Capital Corp.          WI       12/29/83         6.12      0.90
FNSC    Financial Security Corp.              IL       12/29/92         5.47
FOBC    Fed One Bancorp                       WV       01/19/95         7.93      2.89
FRC     First Republic Bancorp                CA                        7.94     11.66
FSBC    First Savings Bank, FSB               NM       08/08/86         7.13
FSBI    Fidelity Bancorp, Inc.                PA       06/24/88         8.66    (18.70)
FSBS    First Ashland Financial Corp          KY       04/07/95         3.70
FSFC    First Southeast Financial Corp        SC       10/08/93         1.37
FSFI    First State Financial Services        NJ       12/18/87         0.23
FSLA    First Savings Bank, MHC               NJ       07/10/92         9.06     (9.46)
FSNJ    First Savings Bk of NJ, MHC           NJ       01/09/95         2.24
FSPG    First Home Bancorp, Inc.              NJ       04/20/87        14.89     (6.80)
FSSB    First FS&LA of San Bernarrdino        CA       02/02/93       (19.76)
FTF     Texarka  First Financial Corp         AR       07/07/95         9.59
FTFC    First Federal Capital Corp.           WI       11/02/89        13.98    (28.58)
FTSB    Fort Thomas Financial Corp.           KY       06/28/95         5.39
FWWB    First SB of Washington Bancorp        WA       11/01/95         6.56
GAF     GA Financial, Inc.                    PA       03/26/96         5.90      0.25
GBCI    Glacier Bancorp, Inc.                 MT       03/30/84        16.40    (11.59)
GDVS    Greater Delaware Valley SB,MHC        PA       03/03/95         2.50      6.61
GDW     Golden West Financial                 CA       05/29/59        12.46      6.71
GFCO    Glenway Financial Corp.               OH       11/30/90         5.82
GFED    Guaranty Federal SB, MHC              MO       04/10/95         7.11
GFSB    GFS Bancorp, Inc.                     IA       01/06/94         9.19     13.67
GLBK    Glendale Co-Operative Bank            MA       01/10/94         4.83     (7.42)
GLN     Glendale Federal Bank, FSB            CA       10/01/83         4.45     21.08
GPT     GreenPoint Financial Corp.            NY       01/28/94         7.42     (1.77)

                                  EXHIBIT I-A
                          ALL PUBLICLY TRADED THRIFTS
                              FINANCIAL CONDITION


                                                                           Total           Total          Total     Equity/
                                                                          Assets        Deposits         Equity      Assets
Ticker  Institution                        State        IPO Date          ($000)          ($000)         ($000)         (%)
GROV    Grove Bank                         MA           08/07/86         590,405         491,895         37,575        6.36
GRTR    Greater New York Savings Bank      NY           06/17/87       2,540,811       1,709,571        200,672        7.90
GSBC    Great Southern Bancorp, Inc.       MO           12/14/89         668,105         397,055         67,808       10.15
GSFC    Green Street Financial Corp.       NC           04/04/96         178,965         114,122         62,755       35.07
GSLC    Guaranty Financial Corp.           VA                            102,967          70,145          6,373        6.19
GTFN    Great Financial Corporation        KY           03/31/94       2,808,092       1,763,556        274,841        9.79
GTPS    Great American Bancorp             IL           06/30/95         119,662          85,119         33,331       27.85
GUPB    GFSB Bancorp, Inc.                 NM           06/30/95          70,422          43,256         16,216       23.03
GWBC    Gateway Bancorp, Inc.              KY           01/18/95          71,260          53,396         17,714       24.86
GWF     Great Western Financial            CA                         43,719,958      28,879,819      2,834,725        6.48
HALL    Hallmark Capital Corp.             WI           01/03/94         377,157         229,675         27,011        7.16
HARB    Harbor Federal Savings Bk, MHC     FL           01/06/94       1,014,013         835,219         85,062        8.39
HARL    Harleysville Savings Bank          PA           08/04/87         298,172         238,993         19,826        6.65
HARS    Harris Savings Bank, MHC           PA           01/25/94       1,541,717       1,227,261        149,403        9.69
HAVN    Haven Bancorp, Inc.                NY           09/23/93       1,550,275       1,121,466         94,068        6.07
HBBI    Home Building Bancorp              IN           02/08/95          43,135          32,715          6,015       13.94
HBFW    Home Bancorp                       IN           03/30/95         315,901         264,332         48,974       15.50
HBNK    Highland Federal Bank FSB          CA                            441,245         367,188         34,897        7.91
HBS     Haywood Bancshares, Inc.           NC           12/18/87         131,888         108,804         20,318       15.41
HEMT    HF Bancorp, Inc.                   CA           06/30/95         826,916         669,725         81,072        9.80
HFFB    Harrodsburg First Fin Bancorp      KY           10/04/95         109,578          77,845         30,828       28.13
HFFC    HF Financial Corp.                 SD           04/08/92         555,189         398,166         51,793        9.33
HFGI    Harrington Financial Group         IN                            418,196         135,143         23,117        5.53
HFMD    Home Federal Corp.                 MD           02/10/84         219,737         165,820         19,224        8.75
HFNC    HFNC Financial Corp.               NC           12/29/95         716,277         462,856        244,362       34.12
HFSA    Hardin Bancorp, Inc.               MO           09/29/95          86,949          66,091         14,932       17.17
HHFC    Harvest Home Financial Corp.       OH           10/10/94          76,399          58,226         12,769       16.71
HIFS    Hingham Instit. for Savings        MA           12/20/88         186,724         143,987         18,228        9.76
HMCI    HomeCorp, Inc.                     IL           06/22/90         338,985         314,811         21,133        6.23
HMNF    HMN Financial, Inc.                MN           06/30/94         554,979         363,195         87,263       15.72
HNFC    Hinsdale Financial Corp.           IL           07/07/92         662,482         466,109         55,463        8.37
HOFL    Home Financial Corp.               FL           10/25/94       1,215,712         888,326        301,582       24.81
HOMF    Home Federal Bancorp               IN           01/23/88         630,015         489,573         51,517        8.18
HPBC    Home Port Bancorp, Inc.            MA           08/25/88         180,451         118,218         19,218       10.65
HRBF    Harbor Federal Bancorp, Inc.       MD           08/12/94         201,030         161,259         27,782       13.82
HRZB    Horizon Financial Corp.            WA           08/01/86         493,499         406,172         79,961       16.20
HSBK    Hibernia Savings Bank, (The)       MA           09/08/86         372,978         293,865         24,782        6.64
HTHR    Hawthorne Financial Corp.          CA                            761,162         621,965         46,137        6.06
HVFD    Haverfield Corporation             OH           03/19/85         334,226         289,063         28,414        8.50
HWEN    Home Financial Bancorp             IN           07/02/96          39,426          28,726          3,410        8.65
HZFS    Horizon Financial Svcs Corp.       IA           06/30/94          73,464          54,759          8,390       11.42

                                         Tangible         Risk-Based      NPAs + Loans                                     One Year
                                          Equity/           Capital/      90+ Pst Due/       Return on      Return on      Cum Gap/
                                      Tang Assets       Risk-Weightd            Assets      Avg Assets      Avg Equity       Assets
Ticker  Institution                           (%)         Assets (%)               (%)             (%)            (%)           (%)
GROV    Grove Bank                           6.36              11.06              0.70            0.87          13.91
GRTR    Greater New York Savings Bank        7.90              11.64              8.83            0.73           9.63         (2.20)
GSBC    Great Southern Bancorp, Inc.        10.00              11.77              2.36            1.75          17.28         12.83
GSFC    Green Street Financial Corp.        35.07              78.46              0.20                                         6.16
GSLC    Guaranty Financial Corp.             6.19              12.62              3.14            0.68          10.91
GTFN    Great Financial Corporation          9.45              17.83              3.46            1.00           8.68
GTPS    Great American Bancorp              27.85                                 0.19            0.70           2.44
GUPB    GFSB Bancorp, Inc.                  23.03              41.58              0.18            1.25           4.87
GWBC    Gateway Bancorp, Inc.               24.86              80.81              0.31            1.05           4.05
GWF     Great Western Financial              5.83              10.07              1.76            0.72          11.60          4.46
HALL    Hallmark Capital Corp.               7.16              11.21              0.03            0.60           7.17        (13.66)
HARB    Harbor Federal Savings Bk, MHC       8.10              15.16              0.57            1.18          13.57
HARL    Harleysville Savings Bank            6.65              12.75              0.06            0.81          11.83         (9.37)
HARS    Harris Savings Bank, MHC             8.27              13.71              0.82            0.46           3.94        (11.87)
HAVN    Haven Bancorp, Inc.                  6.03              12.65              1.02            0.74          11.42
HBBI    Home Building Bancorp               13.94              21.15              0.27            0.41           2.86
HBFW    Home Bancorp                        15.50              28.18              0.04            0.84           4.99        (27.57)
HBNK    Highland Federal Bank FSB            7.91              11.27              3.41            0.30           4.69
HBS     Haywood Bancshares, Inc.            14.89                                 2.44            1.02           6.83
HEMT    HF Bancorp, Inc.                                                                          0.26           2.31
HFFB    Harrodsburg First Fin Bancorp       28.13              40.81              0.58            1.17           4.52
HFFC    HF Financial Corp.                   9.30              12.19              0.41            0.85           9.35         13.26
HFGI    Harrington Financial Group           5.53              29.97              0.32            0.37           9.49
HFMD    Home Federal Corp.                   8.65              13.78              4.89            0.73           8.56
HFNC    HFNC Financial Corp.                34.12                                 1.62
HFSA    Hardin Bancorp, Inc.                17.17              32.08              0.15            0.76           4.25         (0.63)
HHFC    Harvest Home Financial Corp.        16.71                                 0.19            0.75           4.14
HIFS    Hingham Instit. for Savings          9.76              15.88              0.51            1.10          10.64         (8.55)
HMCI    HomeCorp, Inc.                       6.23               8.24              3.12            0.40           6.66         (7.27)
HMNF    HMN Financial, Inc.                 15.72              31.79              0.09            1.11           6.48         (4.54)
HNFC    Hinsdale Financial Corp.             8.15              13.37              0.13            0.63           8.18        (16.85)
HOFL    Home Financial Corp.                24.81              62.36              0.38            1.63           6.36
HOMF    Home Federal Bancorp                 7.90              11.75              0.48            1.23          15.14         (2.98)
HPBC    Home Port Bancorp, Inc.             10.65              17.47              0.23            1.79          15.72          1.43
HRBF    Harbor Federal Bancorp, Inc.        13.82              28.50              0.42            0.56           3.19         (2.39)
HRZB    Horizon Financial Corp.             16.20              29.16              0.00            1.54           9.56        (36.32)
HSBK    Hibernia Savings Bank, (The)         6.64              11.25              0.39            0.61           9.15        (11.51)
HTHR    Hawthorne Financial Corp.            6.04              10.36             10.26            0.61          12.77          3.81
HVFD    Haverfield Corporation               8.48              10.25                              0.71           8.57          1.03
HWEN    Home Financial Bancorp               8.65              19.88              1.03            0.82           8.77         11.49
HZFS    Horizon Financial Svcs Corp.        11.42                                                 0.53           4.38

                                  EXHIBIT I-A
                          ALL PUBLICLY TRADED THRIFTS
                              FINANCIAL CONDITION

                                                                                                           Tangible     Risk-Based
                                                                  Total      Total      Total Equity/       Equity/       Capital/
                                                                 Assets   Deposits     Equity  Assets   Tang Assets   Risk-Weightd
Ticker  Institution                      State     IPO Date      ($000)     ($000)     ($000)     (%)           (%)     Assets (%)
-----   -----------                      -----     --------      ------     ------     ------     ---           ---            ---
IBSF    IBS Financial Corp.                NJ       10/13/94    748,745    574,687    149,085   19.91         19.91          77.60
IFSB    Independence Federal Savings       DC       06/06/85    252,970    223,553     17,194    6.80          5.95          14.67
IFSL    India  Federal Corporation         IN       02/04/87    742,269    564,217     70,283    9.47          8.87          11.71
INBI    Industrial Bancorp                 OH       08/01/95    313,563    249,387     60,799   19.39         19.39          32.48
INCB    India  Community Bank, SB          IN       12/15/94     90,603     76,953     11,471   12.66         12.66          18.10
IPSW    Ipswich Savings Bank               MA       05/26/93    150,962    121,586      8,694    5.76          5.76          11.41
IROQ    Iroquois Bancorp                   NY       01/22/86    470,710    412,513     33,284    7.07          6.48           7.91
ISBF    ISB Financial Corporation          LA       04/07/95    686,549    515,309    117,545   17.12         16.71          23.05
ITLA    Imperial Thrift and Loan           CA       10/24/95    669,534    527,035     83,867   12.53         12.53          15.30
IWBK    InterWest Bancorp, Inc.            WA                 1,413,926    887,385     96,338    6.81          6.64
JEBC    Jefferson Bancorp, Inc.            LA       08/18/94    265,594    227,495     36,060   13.58         13.58          40.58
JOAC    Joachim Bancorp, Inc.              MO       12/28/95     36,492     25,243     10,792   29.57         29.57          45.04
JSBA    Jefferson Savings Bancorp          MO       04/08/93  1,125,393    875,823     82,243    7.31          6.09           9.92
JSBF    JSB Financial, Inc.                NY       06/27/90  1,526,060  1,164,424    332,717   21.80         21.80          19.56
JXSB    Jacksonville Savings Bank, MHC     IL       04/21/95    143,044    124,268     16,931   11.84         11.84          16.55
JXVL    Jacksonville Bancorp, Inc.         TX       04/01/96    217,730    174,371     35,616   16.36         16.36          26.21
KFBI    Klamath First Bancorp              OR       10/05/95    629,943    393,982    161,804   25.69         25.69          44.79
KNK     Kankakee Bancorp, Inc.             IL       01/06/93    359,171    294,622     35,498    9.88          9.25          14.22
KSAV    KS Bancorp, Inc.                   NC       12/30/93     93,536     75,990     13,835   14.79         14.78
KSBK    KSB Bancorp, Inc.                  ME       06/24/93    132,533    108,005      9,044    6.82          6.35
KYF     Kentucky First Bancorp, Inc.       KY       08/29/95     88,296     51,778     19,225   21.77         21.77          37.05
LARK    Landmark Bancshares, Inc.          KS       03/28/94    200,469    147,353     33,050   16.49         16.49          32.66
LARL    Laurel Capital Group, Inc.         PA       02/20/87    196,947    164,683     21,086   10.71         10.71          20.78
LBCI    Liberty Bancorp, Inc.              IL       12/24/91    651,198    508,644     64,017    9.83          9.81          16.45
LBFI    L & B Financial, Inc.              TX       10/11/94    144,130    104,565     24,783   17.19         17.19          23.16
LFBI    Little Falls Bancorp, Inc.         NJ       01/05/96    282,232    237,515     43,813   15.52         14.49          29.20
LFCT    Leader Financial Corp.             TN       09/30/93  3,211,064  1,569,722    266,390    8.30          8.30          13.45
LFED    Leeds Federal Savings Bk, MHC      MD       05/02/94    266,658    217,222     43,610   16.35         16.35          39.12
LIFB    Life Bancorp, Inc.                 VA       10/11/94  1,240,520    705,796    148,718   11.99         11.60          22.45
LISB    Long Island Bancorp, Inc.          NY       04/18/94  5,221,019  3,631,157    521,711    9.99          9.99          15.92
LOAN    Horizon Bancorp                    TX                   130,930    117,653     11,195    8.55          8.29          11.46
LOGN    Logansport Financial Corp.         IN       06/14/95     77,195     54,772     19,821   25.68         25.68          49.75
LONF    London Financial Corporation       OH       04/01/96     37,189     28,780      7,945   21.36         21.36          29.59
LSBI    LSB Financial Corp.                IN       02/03/95    172,006    114,364     16,588    9.64          9.64          12.83
LSBX    Lawrence Savings Bank              MA       05/02/86    332,956    237,768     25,255    7.59          7.59          15.43
LVSB    Lakeview Financial                 NJ       12/22/93    455,155    353,893     45,287    9.95          7.82          15.70
LXMO    Lexington B&L Financial Corp.      MO       06/06/96     61,294     42,190     18,738   30.57         30.57          49.92
MAFB    MAF Bancorp, Inc.                  IL       01/12/90  3,117,149  2,256,277    242,226    7.77          6.70          14.23
MARN    Marion Capital Holdings            IN       03/18/93    177,767    126,260     41,511   23.35         23.35          29.42
MASB    MASSBANK Corp.                     MA       05/28/86    880,534    778,406     86,197    9.79          9.79          33.74
MBBC    Monterey Bay Bancorp, Inc.         CA       02/15/95    317,347    219,051     46,799   14.75         14.61          23.68
MBLF    MBLA Financial Corp.               MO       06/24/93    195,074     87,293     28,365   14.54         14.54          38.72
MBSP    Mitchell Bancorp, Inc.             NC       07/12/96     27,596     20,940      6,078   22.02         22.02          49.14
MCBN    Mid-Coast Bancorp, Inc.            ME       11/02/89     55,048     41,207      4,976    9.04          9.04          15.29
MCBS    Mid Continent Bancshares Inc.      KS       06/27/94    313,759    215,213     36,704   11.70         11.69          26.92
MDBK    Medford Savings Bank               MA       03/18/86    993,467    805,168     88,340    8.89          8.17          14.96
MECH    Mechanics Savings Bank             CT       06/26/96    727,720    644,483     68,260    9.38          9.38          15.65
MERI    Meritrust Federal SB               LA                   228,419    207,996     17,338    7.59          7.59          18.32
MFBC    MFB Corp.                          IN       03/25/94    210,559    153,962     37,691   17.90         17.90
MFCX    Marshalltown Financial Corp.       IA       03/31/94    125,308    105,043     19,563   15.61         15.61          35.16

                                                                NPAs + Loans                          One Year
                                                                90+ Pst Due/   Return on   Return on  Cum Gap/
                                                                      Assets  Avg Assets  Avg Equity    Assets
Ticker  Institution                      State      IPO Date             (%)         (%)         (%)       (%)
------  -----------                      -----      --------             ---         ---         ---       ---
IBSF    IBS Financial Corp.                NJ       10/13/94            0.07        1.05        4.99    (10.37)
IFSB    Independence Federal Savings       DC       06/06/85            0.00        0.43        6.58
IFSL    India  Federal Corporation         IN       02/04/87            1.42        0.91        9.37    (11.21)
INBI    Industrial Bancorp                 OH       08/01/95            0.47        1.57        7.13
INCB    India  Community Bank, SB          IN       12/15/94            1.23        0.55        3.89     25.59
IPSW    Ipswich Savings Bank               MA       05/26/93            2.00        1.30       21.10      9.87
IROQ    Iroquois Bancorp                   NY       01/22/86            1.17        0.96       13.57      2.19
ISBF    ISB Financial Corporation          LA       04/07/95                        1.17        6.04
ITLA    Imperial Thrift and Loan           CA       10/24/95            2.62        1.10       12.12
IWBK    InterWest Bancorp, Inc.            WA                           0.62        1.11       15.69
JEBC    Jefferson Bancorp, Inc.            LA       08/18/94            0.44        0.94        7.22    (17.18)
JOAC    Joachim Bancorp, Inc.              MO       12/28/95            0.29        0.74        3.07
JSBA    Jefferson Savings Bancorp          MO       04/08/93            0.93        0.63        9.07
JSBF    JSB Financial, Inc.                NY       06/27/90            1.30        1.63        7.45
JXSB    Jacksonville Savings Bank, MHC     IL       04/21/95            0.45        0.48        4.16    (19.92)
JXVL    Jacksonville Bancorp, Inc.         TX       04/01/96            0.82        0.93        7.63
KFBI    Klamath First Bancorp              OR       10/05/95            0.05        1.43        6.07    (20.88)
KNK     Kankakee Bancorp, Inc.             IL       01/06/93            0.44        0.56        5.37      8.11
KSAV    KS Bancorp, Inc.                   NC       12/30/93            0.52        1.11        6.88
KSBK    KSB Bancorp, Inc.                  ME       06/24/93                        0.89       13.42    (12.60)
KYF     Kentucky First Bancorp, Inc.       KY       08/29/95            0.14        1.12        6.44
LARK    Landmark Bancshares, Inc.          KS       03/28/94            0.06        0.93        5.45      4.70
LARL    Laurel Capital Group, Inc.         PA       02/20/87            0.62        1.39       13.29
LBCI    Liberty Bancorp, Inc.              IL       12/24/91            0.06        0.55        5.61      3.41
LBFI    L & B Financial, Inc.              TX       10/11/94            0.42        1.02        5.70    (27.42)
LFBI    Little Falls Bancorp, Inc.         NJ       01/05/96            1.57
LFCT    Leader Financial Corp.             TN       09/30/93           15.32        1.48       18.45
LFED    Leeds Federal Savings Bk, MHC      MD       05/02/94            0.01        1.03        6.32
LIFB    Life Bancorp, Inc.                 VA       10/11/94            0.41        0.87        6.25
LISB    Long Island Bancorp, Inc.          NY       04/18/94            1.16        0.93        8.78      6.31
LOAN    Horizon Bancorp                    TX                           0.20        1.47       16.04     21.18
LOGN    Logansport Financial Corp.         IN       06/14/95            0.39        1.50        5.55
LONF    London Financial Corporation       OH       04/01/96            0.21
LSBI    LSB Financial Corp.                IN       02/03/95            1.60        0.52        4.62
LSBX    Lawrence Savings Bank              MA       05/02/86            1.04        1.24       15.92
LVSB    Lakeview Financial                 NJ       12/22/93            1.89        1.15       10.25
LXMO    Lexington B&L Financial Corp.      MO       06/06/96            0.98
MAFB    MAF Bancorp, Inc.                  IL       01/12/90            0.44        0.88       14.60
MARN    Marion Capital Holdings            IN       03/18/93            1.07        1.41        5.86     16.21
MASB    MASSBANK Corp.                     MA       05/28/86            0.29        1.06       10.40
MBBC    Monterey Bay Bancorp, Inc.         CA       02/15/95            0.61        0.32        2.16     (6.93)
MBLF    MBLA Financial Corp.               MO       06/24/93            0.33        0.70        4.83     16.10
MBSP    Mitchell Bancorp, Inc.             NC       07/12/96            1.41        0.92        4.24
MCBN    Mid-Coast Bancorp, Inc.            ME       11/02/89            0.64        0.60        6.65
MCBS    Mid Continent Bancshares Inc.      KS       06/27/94            0.10        1.27        9.59
MDBK    Medford Savings Bank               MA       03/18/86            0.51        1.04       11.68    (10.44)
MECH    Mechanics Savings Bank             CT       06/26/96            2.38
MERI    Meritrust Federal SB               LA                           0.22        1.01       13.70     (6.60)
MFBC    MFB Corp.                          IN       03/25/94                        0.73        3.69
MFCX    Marshalltown Financial Corp.       IA       03/31/94            0.00        0.38        2.43    (15.14)

                          EXHIBIT I-A
                          ALL PUBLICLY TRADED THRIFTS
                          FINANCIAL CONDITION

                                                                                                              Tangible
                                                                     Total      Total     Total   Equity/      Equity/
                                                                    Assets   Deposits    Equity    Assets  Tang Assets
Ticker  Institution                            State   IPO Date     ($000)     ($000)    ($000)       (%)          (%)
-----   -----------                            -----   --------     ------   --------    -----    ------   -----------
MFFC    Milton Federal Financial Corp.        OH       10/07/94    178,289    127,456    33,756     18.93        18.93
MFLR    Mayflower Co-operative Bank           MA       12/23/87    114,873     95,849    11,131      9.69         9.49
MFSB    Mutual Bancompany                     MO       02/02/95     53,311     45,818     6,236     11.70        11.70
MFSL    Maryland Federal Bancorp              MD       06/02/87  1,128,449    781,528    94,654      8.39         8.27
MGNL    Mag  Bancorp, Inc.                    MS       03/13/91  1,308,658    922,370   125,819      9.61         9.14
MIDC    MidConn Bank                          CT       09/11/86    367,212    315,857    34,915      9.51         8.10
MIFC    Mid-Iowa Financial Corp.              IA       10/14/92    115,260     78,705    10,807      9.38         9.36
MIVI    Mississippi View Holding Co.          MN       03/24/95     69,322     55,988    12,752     18.40        18.40
MLBC    ML Bancorp, Inc.                      PA       08/11/94  1,876,018    842,459   141,239      7.53         7.25
MORG    Morgan Financial Corp.                CO       01/11/93     74,130     44,190    10,358     13.97        13.97
MSBB    MSB Bancorp, Inc.                     NY       09/03/92    840,552    756,996    69,019      8.21         4.26
MSBF    MSB Financial, Inc.                   MI       02/06/95     60,130     40,452    12,594     20.94        20.94
MSBK    Mutual Savings Bank, FSB              MI       07/17/92    680,033    413,660    38,616      5.68         5.68
MSEA    Metropolitan Bancorp                  WA       01/09/90    761,014    424,031    51,166      6.72         6.14
MWBI    Midwest Bancshares, Inc.              IA       11/12/92    138,628    100,258     9,244      6.67         6.67
MWBX    MetroWest Bank                        MA       10/10/86    490,130    423,305    36,997      7.55         7.55
MWFD    Midwest Federal Financial             WI       07/08/92    187,601    151,228    16,901      9.01         8.65
 SB     North American Savings Bank           MO       09/27/85    740,298    530,697    50,380      6.81         6.57
NBSI    North Bancshares, Inc.                IL       12/21/93    119,436     75,547    18,514     15.50        15.50
NEBC    Northeast Bancorp                     ME       08/19/87    218,187    146,618    18,509      8.48         7.36
NEIB    Northeast India Bancorp               IN       06/28/95    154,128     74,240    29,125     18.90        18.90
NFSL    New n Savings Bank, FSB               GA       03/01/86    162,199    131,717    20,752     12.79        12.74
NHSL    NHS Financial, Inc.                   CA                   284,191    225,818    25,033      8.81         8.79
NHTB    New Hampshire Thrift Bncshrs          NH       05/22/86    258,526    200,303    19,475      7.53         7.53
NMSB    NewMil Bancorp, Inc.                  CT       02/01/86    309,363    259,267    31,892     10.31        10.31
NSBK    North Side Savings Bank               NY       04/15/86  1,654,624  1,225,179   123,531      7.47         7.40
NSLB    NS&L Bancorp, Inc.                    MO       06/08/95     57,288     42,997    13,351     23.31        23.31
NSSB    Norwich Financial Corp.               CT       11/14/86    731,193    616,801    73,269     10.02         9.13
NSSY    Norwalk Savings Society               CT       06/16/94    609,522    426,316    44,350      7.28         7.28
NTMG    Nutmeg Federal S&LA                   CT                    91,158     77,999     5,672      6.22         6.22
NWEQ    Northwest Equity Corp.                WI       10/11/94     91,804     59,835    11,720     12.77        12.77
NWSB    Northwest Savings Bank, MHC           PA       11/07/94  1,877,529  1,450,047   190,651     10.15         9.69
NYB     New York Bancorp Inc.                 NY       01/28/88  2,918,120  1,746,975   158,374      5.43         5.43
OCFC    Ocean Financial Corp.                 NJ       07/03/96  1,191,812    939,147    92,088      7.73         7.73
OFCP    Ottawa Financial Corp.                MI       08/19/94    782,145    601,747    80,338     10.27         8.41
OHSL    OHSL Financial Corp.                  OH       02/10/93    209,037    165,035    25,494     12.20        12.20
OSBF    OSB Financial Corp.                   WI       07/01/92    250,003    161,415    31,400     12.56        12.56
PALM    Palfed, Inc.                          SC       12/15/85    638,002    517,668    53,666      8.41         8.05
PBCI    Pamrapo Bancorp, Inc.                 NJ       11/14/89    365,553    302,540    56,543     15.47        15.36
PBCT    People's Bank, MHC                    CT       07/06/88  7,441,500  5,058,800   580,300      7.80         7.79
PBIX    Patriot Bank Corp.                    PA       12/04/95    417,746    218,688    54,003     12.93        12.93
PBKB    People's Bancshares, Inc.             MA       10/23/86    524,443    330,399    27,772      5.30         5.04
PBNB    People's Savings Financial Cp.        CT       08/20/86    437,034    354,606    44,232     10.12         9.46
PCBC    Perry County Financial Corp.          MO       02/13/95     80,394     62,522    15,088     18.77        18.77
PCCI    Pacific Crest Capital                 CA                   290,443    264,780    23,423      8.06         8.06

                                                                   Risk-Based   NPAs + Loans                            One Year
                                                                     Capital/   90+ Pst Due/    Return on    Return on  Cum Gap/
                                                                 Risk-Weightd         Assets   Avg Assets   Avg Equity    Assets
Ticker  Institution                                                Assets (%)            (%)          (%)          (%)       (%)
-----   -----------                                              ------------   ------------   ----------   ----------  --------
MFFC    Milton Federal Financial Corp.        OH       10/07/94         31.77           0.40         1.04         4.80
MFLR    Mayflower Co-operative Bank           MA       12/23/87         16.15           1.13         0.91         9.01   (25.71)
MFSB    Mutual Bancompany                     MO       02/02/95         23.20           0.01         0.20         1.84
MFSL    Maryland Federal Bancorp              MD       06/02/87         14.60           0.48         0.79         9.60   (30.74)
MGNL    Mag  Bancorp, Inc.                    MS       03/13/91         14.74           4.01         1.71        17.51     7.49
MIDC    MidConn Bank                          CT       09/11/86         13.85           2.14         0.37         3.87    (3.68)
MIFC    Mid-Iowa Financial Corp.              IA       10/14/92         20.30           0.05         0.93        10.00    (3.02)
MIVI    Mississippi View Holding Co.          MN       03/24/95         31.77           0.51         1.31         6.73
MLBC    ML Bancorp, Inc.                      PA       08/11/94         13.98           0.50         0.72         8.30   (19.46)
MORG    Morgan Financial Corp.                CO       01/11/93         26.33           0.35         1.02         6.82
MSBB    MSB Bancorp, Inc.                     NY       09/03/92                         0.63         0.44         5.36
MSBF    MSB Financial, Inc.                   MI       02/06/95         24.47           0.86         1.83         7.66
MSBK    Mutual Savings Bank, FSB              MI       07/17/92         16.54           0.12         0.01         0.18   (19.63)
MSEA    Metropolitan Bancorp                  WA       01/09/90         17.01                        0.83        12.23
MWBI    Midwest Bancshares, Inc.              IA       11/12/92         15.03           0.28         1.01        14.64    (9.52)
MWBX    MetroWest Bank                        MA       10/10/86         10.19           2.13         1.30        17.23    (9.16)
MWFD    Midwest Federal Financial             WI       07/08/92         11.92           0.19         1.28        13.41
 SB     North American Savings Bank           MO       09/27/85         10.88           3.12         1.26        17.33
NBSI    North Bancshares, Inc.                IL       12/21/93         40.54           0.00         0.59         3.19
NEBC    Northeast Bancorp                     ME       08/19/87         12.60                        0.68         7.97
NEIB    Northeast India Bancorp               IN       06/28/95         21.73           0.25         1.19         5.46
NFSL    New n Savings Bank, FSB               GA       03/01/86                         1.26         2.25        19.85
NHSL    NHS Financial, Inc.                   CA                        13.71           2.27         0.45         5.34
NHTB    New Hampshire Thrift Bncshrs          NH       05/22/86         12.76           1.41         0.65         8.48
NMSB    NewMil Bancorp, Inc.                  CT       02/01/86         19.66           2.09         0.75         6.71   (10.11)
NSBK    North Side Savings Bank               NY       04/15/86         17.29           0.32         1.19        15.97
NSLB    NS&L Bancorp, Inc.                    MO       06/08/95         49.39           0.02         0.97         4.08
NSSB    Norwich Financial Corp.               CT       11/14/86         13.75           1.71         0.83         7.62
NSSY    Norwalk Savings Society               CT       06/16/94         14.59           2.17         0.81         9.66   (11.31)
NTMG    Nutmeg Federal S&LA                   CT                         9.83                        0.67        10.72
NWEQ    Northwest Equity Corp.                WI       10/11/94         12.26           0.92         1.00         6.91    (4.97)
NWSB    Northwest Savings Bank, MHC           PA       11/07/94         18.61           0.81         1.05         9.48   (13.00)
NYB     New York Bancorp Inc.                 NY       01/28/88         10.27           1.38         1.27        21.77   (13.69)
OCFC    Ocean Financial Corp.                 NJ       07/03/96         19.28           0.94
OFCP    Ottawa Financial Corp.                MI       08/19/94         10.27           0.20         0.91         5.72
OHSL    OHSL Financial Corp.                  OH       02/10/93         19.99           0.12         0.95         7.55
OSBF    OSB Financial Corp.                   WI       07/01/92         23.31           0.22         0.21         1.63
PALM    Palfed, Inc.                          SC       12/15/85         10.35           3.77         0.69         8.53
PBCI    Pamrapo Bancorp, Inc.                 NJ       11/14/89         25.96           3.38         1.34         8.52
PBCT    People's Bank, MHC                    CT       07/06/88         10.20           1.37         1.13        14.14
PBIX    Patriot Bank Corp.                    PA       12/04/95         26.46           0.13         0.63         4.91   (10.34)
PBKB    People's Bancshares, Inc.             MA       10/23/86         10.73           1.12         0.79        13.08
PBNB    People's Savings Financial Cp.        CT       08/20/86         18.56           0.47         0.97         8.89   (12.52)
PCBC    Perry County Financial Corp.          MO       02/13/95         78.76                        0.88         4.36
PCCI    Pacific Crest Capital                 CA                        10.90           2.76         1.31        15.81   (16.21)

--------------------------------------------------------------------------------

                                  EXHIBIT I-A
                                  ALL PUBLICLY TRADED THRIFTS
                                  FINANCIAL CONDITION

                                                                                                                       Tangible
                                                                       Total          Total        Total    Equity/     Equity/
                                                                      Assets       Deposits       Equity     Assets Tang Assets
Ticker  Institution                           State   IPO Date        ($000)         ($000)       ($000)        (%)         (%)
------  -----------                           -----   --------        ------         ------       ------        ---         ---
PDB     Piedmont Bancorp, Inc.               NC       12/08/95       128,711         73,361       37,050      28.79       28.79
PEEK    Peekskill Financial Corp.            NY       12/29/95       191,323        128,304       59,774      31.24       31.24
PERM    Permanent Bancorp, Inc.              IN       04/04/94       411,213        273,852       40,231       9.78        9.67
PETE    Primary Bank                         NH       10/14/93       408,086        304,231       25,052       6.14        6.12
PFDC    Peoples Bancorp                      IN       07/07/87       277,958        233,416       43,298      15.58       15.58
PFED    Park Bancorp, Inc.                   IL       08/12/96       155,216        133,079       17,658      11.38       11.38
PFFB    PFF Bancorp, Inc.                    CA       03/29/96     2,146,293      1,660,654      290,480      13.53       13.40
PFFC    Peoples Financial Corp.              OH       09/13/96        78,252         67,543       10,080      12.88       12.88
PFNC    Progress Financial Corporation       PA       07/18/83       347,858        295,004       19,508       5.61        5.57
PFSB    PennFed Financial Services, Inc      NJ       07/15/94     1,086,524        836,416       90,564       8.34        6.75
PFSL    Pocahontas FS&LA, MHC                AR       04/05/94       377,236        114,114       22,374       5.93        5.93
PHBK    Peoples Heritage Finl Group          ME       12/04/86     4,371,709      3,383,083      366,260       8.38        7.56
PHFC    Pittsburgh Home Financial Corp.      PA       04/01/96       184,002        114,881       30,406      16.52       16.52
PKPS    Poughkeepsie Savings Bank, FSB       NY       11/19/85       840,491        543,365       70,958       8.44        8.44
PLE     Pin cle Bank                         AL       12/17/86       186,475        165,234       15,165       8.13        7.87
PMFI    Perpetual Midwest Financial          IA       03/31/94       383,273        261,497       35,588       9.29        9.29
POBS    Portsmouth Bank Shares               NH       02/09/88       266,877        197,475       66,763      25.02       25.02
PRBC    Prestige Bancorp, Inc.               PA       06/27/96       102,609         82,629       15,273      14.88       14.88
PROV    Provident Financial Holdings         CA       06/28/96       567,186        486,585       37,323       6.58        6.58
PSAB    Prime Bancorp, Inc.                  PA       11/21/88       644,560        499,781       58,048       9.01        8.49
PSBK    Progressive Bank, Inc.               NY       08/01/84       901,690        821,781       71,839       7.97        7.00
PSSB    Palm Springs Savings Bank            CA                      187,327        170,755       11,992       6.40        6.40
PTRS    Potters Financial Corp.              OH       12/31/93       114,714        100,594       10,594       9.24        9.24
PULB    Pulaski Bank, Savings Bk, MHC        MO       05/11/94       179,457        149,732       22,881      12.75       12.75
PULS    Pulse Bancorp                        NJ       09/18/86       505,034        398,099       39,338       7.79        7.79
PVFC    PVF Capital Corp.                    OH       12/30/92       318,100        270,638       21,325       6.70        6.70
PVSA    Parkvale Financial Corporation       PA       07/16/87       919,242        807,087       69,765       7.59        7.56
PWBC    PennFirst Bancorp, Inc.              PA       06/13/90       696,467        335,648       48,456       6.96        6.33
PWBK    Pennwood Savings Bank                PA       07/15/96        42,366         37,483        4,081       9.63        9.63
QCBC    Quaker City Bancorp, Inc.            CA       12/30/93       725,085        512,517       67,926       9.37        9.33
QCFB    QCF Bancorp, Inc.                    MN       04/03/95       145,608        105,083       31,760      21.81       21.81
QCSB    Queens County Bancorp, Inc.          NY       11/23/93     1,302,281        977,042      215,971      16.58       16.58
RARB    Raritan Bancorp Inc.                 NJ       03/01/87       344,710        313,682       25,388       7.37        7.20
RCSB    RCSB Financial Inc.                  NY       04/29/86     4,048,684      2,337,884      349,590       8.63        8.42
REDF    RedFed Bancorp Inc.                  CA       04/08/94       840,142        762,203       49,425       5.88        5.88
RELI    Reliance Bancshares, Inc.            WI       04/19/96        47,752         18,200       29,348      61.46
RELY    Reliance Bancorp, Inc.               NY       03/31/94     1,782,550      1,345,626      153,619       8.62        6.01
RFED    Roosevelt Financial Group            MO       01/23/87     9,327,772      4,995,371      516,317       5.54        5.30
ROSE    TR Financial Corp.                   NY       06/29/93     3,073,458      2,165,974      190,929       6.21        6.21
RVSB    Riverview Savings Bank, MHC          WA       10/26/93       213,868        159,206       23,567      11.02        9.94
SBCN    Suburban Bancorporation, Inc.        OH       09/30/93       197,137        126,210       25,639      13.01       13.01
SBFL    SB of the Finger Lakes, MHC          NY       11/11/94       197,438        147,701       20,189      10.23       10.23
SCCB    S. Caroli Community Bancshrs         SC       07/07/94        44,161         31,274       12,309      27.87       27.87
SCSL    Suncoast Savings and Loan            FL       07/30/85       402,569        301,201       25,538       6.34        6.33
SECP    Security Capital Corporation         WI       01/03/94     3,437,317      2,200,411      559,048      16.26       16.26
SFB     Standard Federal Bancorp             MI       01/21/87    15,239,983     10,932,352      962,935       6.32        5.02

                                                                     Risk-Based   NPAs + Loans                          One Year
                                                                       Capital/   90+ Past Due/  Return on   Return on  Cum Gap/
                                                                   Risk-Weighted        Assets  Avg Assets  Avg Equity    Assets
Ticker  Institution                           State   IPO Date       Assets (%)            (%)         (%)         (%)       (%)
------  -----------                           -----   --------       ----------            ---         ---         ---       ---
PDB     Piedmont Bancorp, Inc.               NC       12/08/95            35.90           0.82        1.46        6.69      1.19
PEEK    Peekskill Financial Corp.            NY       12/29/95           103.16           0.65        1.27        5.09
PERM    Permanent Bancorp, Inc.              IN       04/04/94            19.78           1.66        0.38        3.47     (8.04)
PETE    Primary Bank                         NH       10/14/93            11.65           1.70       (0.03)      (0.43)    (9.39)
PFDC    Peoples Bancorp                      IN       07/07/87            27.67           0.34        1.45        9.51
PFED    Park Bancorp, Inc.                   IL       08/12/96            36.56           0.17
PFFB    PFF Bancorp, Inc.                    CA       03/29/96            17.99           2.53        0.22        2.74     11.83
PFFC    Peoples Financial Corp.              OH       09/13/96            30.92
PFNC    Progress Financial Corporation       PA       07/18/83             9.29           1.48        0.91       18.78
PFSB    PennFed Financial Services, Inc      NJ       07/15/94            13.05           0.88        0.82        8.36    (13.97)
PFSL    Pocahontas FS&LA, MHC                AR       04/05/94            15.51           0.37        0.56        9.42
PHBK    Peoples Heritage Finl Group          ME       12/04/86                            1.14        1.15       13.42
PHFC    Pittsburgh Home Financial Corp.      PA       04/01/96            30.71           1.31        0.51        6.53
PKPS    Poughkeepsie Savings Bank, FSB       NY       11/19/85            10.65           2.14        1.70       21.07     (4.46)
PLE     Pin cle Bank                         AL       12/17/86                            0.18        0.85       10.96
PMFI    Perpetual Midwest Financial          IA       03/31/94            12.02           0.39        0.41        4.16
POBS    Portsmouth Bank Shares               NH       02/09/88                            0.21        2.30        9.38     13.65
PRBC    Prestige Bancorp, Inc.               PA       06/27/96            34.99           0.35                              1.37
PROV    Provident Financial Holdings         CA       06/28/96            10.00           2.22       (0.72)      (9.81)
PSAB    Prime Bancorp, Inc.                  PA       11/21/88            11.58           1.07        1.02       10.90
PSBK    Progressive Bank, Inc.               NY       08/01/84            13.28           1.05        1.10       12.30     (6.56)
PSSB    Palm Springs Savings Bank            CA                           10.39           2.95        0.64       10.87
PTRS    Potters Financial Corp.              OH       12/31/93            21.74           2.33        0.51        5.27
PULB    Pulaski Bank, Savings Bk, MHC        MO       05/11/94            29.59                       0.88        7.15
PULS    Pulse Bancorp                        NJ       09/18/86            24.05           1.33        1.19       10.28
PVFC    PVF Capital Corp.                    OH       12/30/92                            1.23        1.13       17.86
PVSA    Parkvale Financial Corporation       PA       07/16/87            13.60           0.14        1.06       15.13      0.24
PWBC    PennFirst Bancorp, Inc.              PA       06/13/90            17.18           0.58        0.62        7.68    (14.42)
PWBK    Pennwood Savings Bank                PA       07/15/96            17.18           2.65
QCBC    Quaker City Bancorp, Inc.            CA       12/30/93            11.53           2.06        0.53        5.25
QCFB    QCF Bancorp, Inc.                    MN       04/03/95            35.65           0.14        1.51        7.61
QCSB    Queens County Bancorp, Inc.          NY       11/23/93            21.56           0.65        1.82       10.45     22.34
RARB    Raritan Bancorp Inc.                 NJ       03/01/87            13.18           0.81        0.87       11.45     (5.22)
RCSB    RCSB Financial Inc.                  NY       04/29/86            11.88           0.78        1.01       10.78     (6.24)
REDF    RedFed Bancorp Inc.                  CA       04/08/94             7.53           4.43       (0.22)      (3.88)
RELI    Reliance Bancshares, Inc.            WI       04/19/96                                        1.28        2.64
RELY    Reliance Bancorp, Inc.               NY       03/31/94            14.06           0.84        0.83        7.61      1.97
RFED    Roosevelt Financial Group            MO       01/23/87            14.03           0.85        0.64       12.31
ROSE    TR Financial Corp.                   NY       06/29/93            16.58           0.70        0.92       13.93    (12.62)
RVSB    Riverview Savings Bank, MHC          WA       10/26/93            21.02           0.22        1.32       12.07
SBCN    Suburban Bancorporation, Inc.        OH       09/30/93            19.65           0.20        0.39        2.95
SBFL    SB of the Finger Lakes, MHC          NY       11/11/94            24.07           1.42
SCCB    S. Caroli Community Bancshrs         SC       07/07/94                            1.44        1.11        3.80
SCSL    Suncoast Savings and Loan            FL       07/30/85                                        0.56        9.55
SECP    Security Capital Corporation         WI       01/03/94                            0.11        0.99        5.85
SFB     Standard Federal Bancorp             MI       01/21/87            10.63           0.54        0.95       14.09     (1.34)


------------------------------------------------------------------------------------------------------------------------------
                                  EXHIBIT I-b
                                  ALL PUBLICLY TRADED THRIFTS
                                  MARKET DATA


                                                          Current    Current   Current     Current       Current      Current
                                                          Market      Stock    Price/       Price/     Price/ Tang   Dividend
                                                           Value      Price    LTM EPS    Book Value    Book Value     Yield
Ticker     Institution                       Exchange      ($M)        ($)       (x)         (%)           (%)          (%)
------     -----------                       --------      ----        ---       ---         ---           ---          ---
AADV       Advantage Bancorp, Inc.           NASDAQ          110.26   32.500      13.66        125.14        143.81      0.985
ABBK       Abington Savings Bank             NASDAQ           31.84   16.875      18.96        101.29        114.72      2.370
ABCW       Anchor BanCorp Wisconsin          NASDAQ          169.38   35.000      12.03        143.68        147.49      1.429
AFCB       Affiliated Community Bancorp      NASDAQ          102.25   20.125                   104.27        105.04      2.385
AFFFZ      America First Financial Fund      NASDAQ          181.82   30.250       9.63        116.98        119.52      5.289
AHCI       Ambanc Holding Co., Inc.          NASDAQ           51.85   10.625                    76.99         76.99      0.000
AHM        Ahmanson & Company (H.F.)         NYSE          2,813.69   26.250       7.77        132.71        142.12      3.352
ALBC       Albion Banc Corp.                 NASDAQ            4.09   16.500      30.56         69.71         69.71      1.860
ALBK       ALBANK Financial Corporation      NASDAQ          380.37   28.625      13.76        120.12        135.99      1.677
AMFB       American Federal Bank, FSB        NASDAQ          194.04   17.750      11.75        180.75        196.13      2.254
AMFC       AMB Financial Corp.               NASDAQ           12.51   11.125                    77.15         77.15      2.157
A          Acadia  Bancshares, Inc.          AMSE             37.21   13.625                                             0.000
ANBK       American  tio l Bancorp           NASDAQ           43.11   12.000                    95.62         95.62      0.000
ANDB       Andover Bancorp, Inc.             NASDAQ          105.86   24.875       9.75        119.19        119.19      2.412
ASBI       Ameria  Bancorp                   NASDAQ           44.59   13.500      13.78         99.93        100.07      4.148
ASBP       ASB Financial Corp.               NASDAQ           24.64   14.375      20.83         90.24         90.24      2.783
ASFC       Astoria Financial Corporation     NASDAQ          594.20   27.625      12.12        105.80        130.06      1.593
ATSB       AmTrust Capital Corp.             NASDAQ            5.17    9.125      25.35         68.51         69.23      0.000
AVND       Avondale Financial Corp.          NASDAQ           52.24   14.500      15.59         88.79         88.79      0.000
BANC       BankAtlantic Bancorp, Inc.        NASDAQ          196.70   13.250      10.77        139.62        151.08      1.099
BDJI       First Federal Bancorporation      NASDAQ           11.77   15.125      17.19         84.59         84.59      0.000
BFD        BostonFed Bancorp, Inc.           AMSE             85.67   13.000                    89.35         89.35      1.538
BFSB       Bedford Bancshares, Inc.          NASDAQ           19.74   17.000      12.88        100.24        100.24      2.588
BFSI       BFS Bankorp, Inc.                 NASDAQ           89.13   54.500       9.14        183.32        183.32      0.000
BKC        American Bank of Connecticut      AMSE             59.74   26.125      10.17        132.61        139.56      5.206
BKCO       Bankers Corp.                     NASDAQ          223.59   18.063      10.88        121.23        123.72      3.543
BKCT       Bancorp Connecticut, Inc.         NASDAQ           60.91   22.875      14.21        141.90        141.90      3.322
BKU        BankUnited Financial Corp.        NASDAQ           44.29    8.125       5.80        102.20        108.19      0.000
BNKU       Bank United Corp.                 NASDAQ          253.31   24.125         NM                                  0.000
BPLS       Bank Plus Corp.                   NASDAQ          191.55   10.500         NM        109.95        110.18      0.000
BRFC       Bridgeville Savings Bank          NASDAQ           17.14   15.250      24.21        107.09        107.09      2.098
BSBC       Branford Savings Bank             NASDAQ           17.48    3.375      14.67        141.81        141.81      0.000
BVFS       Bay View Capital Corp.            NASDAQ          253.03   36.750     126.72        122.75        139.10      1.633
BWFC       Bank West Financial Corp.         NASDAQ           23.45   10.750      23.89         89.66         89.66      2.605
BYFC       Broadway Financial Corp.          NASDAQ            8.59    9.625                    65.88         65.88      2.078
CAFI       Camco Financial Corporation       NASDAQ           38.92   18.750       9.24        132.70        132.70      2.336
CAL        Cal Fed Bancorp, Inc.             NYSE          1,136.11   23.000      11.17        166.31        166.31      0.000
CAPS       Capital Savings Bancorp, Inc.     NASDAQ           19.23   20.500      11.33        100.79        100.79      1.756
CARV       Carver Federal Savings Bank       NASDAQ           17.94    7.750      22.14         51.56         54.08      0.000
CASB       Cascade Financial Corp.           NASDAQ           33.50   16.375      16.54        161.01        161.01      0.000
CASH       First Midwest Financial, Inc.     NASDAQ           41.57   23.375      13.36        106.54        114.08      1.882
CATB       Catskill Financial Corp.          NASDAQ           69.66   12.250                    79.44         79.44      0.000
CBCI       Calumet Bancorp, Inc.             NASDAQ           66.83   28.125      12.02         84.64         84.64      0.000
CBCO       CB Bancorp, Inc.                  NASDAQ           23.80   20.250       9.64        123.18        123.18      6.420

                                                       1 Month Avg
                                                       Weekly Vol/       Price/        Price/                Price Change over:
                                                       Shares Out     LTM Core EPS     Assets      Shares    ------------------
Ticker     Institution                       Exchange      (%)             (x)          (%)     Outstanding  One Month    3 Months
------     -----------                       --------      ---             ---          ---     -----------  ---------    --------
AADV       Advantage Bancorp, Inc.           NASDAQ            0.91            15.19     11.07     3,392,694     (2.26)     (3.35)
ABBK       Abington Savings Bank             NASDAQ            2.00            26.79      6.59     1,887,000     (2.17)     10.66
ABCW       Anchor BanCorp Wisconsin          NASDAQ            1.06            12.46      9.30     4,839,392     (1.06)      3.32
AFCB       Affiliated Community Bancorp      NASDAQ            6.15                      10.39     5,080,666      1.90      16.67
AFFFZ      America First Financial Fund      NASDAQ            0.76             9.70      8.00     6,010,589      4.31      14.15
AHCI       Ambanc Holding Co., Inc.          NASDAQ            3.01                      12.55     5,422,250      7.59      11.14
AHM        Ahmanson & Company (H.F.)         NYSE              1.19            33.65      5.68   107,188,014     (0.94)      0.00
ALBC       Albion Banc Corp.                 NASDAQ            0.63            31.13      7.20       252,314     (2.94)      0.00
ALBK       ALBANK Financial Corporation      NASDAQ            1.63            13.76     11.44    13,287,933      2.69       8.02
AMFB       American Federal Bank, FSB        NASDAQ            1.08            10.82     14.04    10,931,985      5.19      14.52
AMFC       AMB Fi ncial Corp.                NASDAQ            0.61                      15.75     1,124,125      7.23       9.88
A          Acadia  Bancshares, Inc.          AMSE                                                                10.10
ANBK       American  tio l Bancorp           NASDAQ            6.82                       9.84     3,781,475     17.07      17.07
ANDB       Andover Bancorp, Inc.             NASDAQ            2.96            10.19      9.00     4,249,839      1.02      (4.78)
ASBI       Ameria  Bancorp                   NASDAQ            0.31            14.06     11.09     3,303,130      0.00       1.89
ASBP       ASB Financial Corp.               NASDAQ            0.16            20.83     21.81     1,713,960      0.88       0.88
ASFC       Astoria Financial Corporation     NASDAQ            1.92            13.28      8.39    21,509,444      3.76       2.31
ATSB       AmTrust Capital Corp.             NASDAQ            0.38           101.39      7.08       566,964      2.82      (1.35)
AVND       Avondale Financial Corp.          NASDAQ            2.01            21.64      8.81     3,602,968      4.50       9.43
BANC       BankAtlantic Bancorp, Inc.        NASDAQ            1.09            13.95     10.01    14,926,166      9.28      28.64
BDJI       First Federal Bancorporation      NASDAQ            2.62            17.19     11.22       778,406     10.00      16.35
BFD        BostonFed Bancorp, Inc.           AMSE              1.52                      11.01     6,589,617      4.00       6.12
BFSB       Bedford Bancshares, Inc.          NASDAQ            0.72            12.88     16.21     1,161,169      2.26       3.03
BFSI       BFS Bankorp, Inc.                 NASDAQ            1.77             9.46     14.35     1,635,488     30.54      45.33
BKC        American Bank of Connecticut      AMSE              0.27            16.64     11.24     2,286,750     (3.24)      7.18
BKCO       Bankers Corp.                     NASDAQ            1.11            10.44     10.14    12,398,491      0.35       3.96
BKCT       Bancorp Connecticut, Inc.         NASDAQ            0.45            14.66     14.98     2,656,781     (3.68)     12.96
BKU        BankUnited Financial Corp.        NASDAQ            1.39               NM      5.78     5,702,523     10.17       1.56
BNKU       Bank United Corp.                 NASDAQ                               NM                              0.52
BPLS       Bank Plus Corp.                   NASDAQ            1.10               NM      5.81    18,242,465      6.33      16.67
BRFC       Bridgeville Savings Bank          NASDAQ            0.12            24.21     30.55     1,124,125      0.00      10.91
BSBC       Branford Savings Bank             NASDAQ            0.58            14.67     12.43     6,559,396     (3.57)      0.00
BVFS       Bay View Capital Corp.            NASDAQ            3.80            23.71      7.47     6,885,242     (2.65)      8.89
BWFC       Bank West Financial Corp.         NASDAQ            5.58            41.35     17.73     2,296,040     (9.47)     (1.15)
BYFC       Broadway Financial Corp.          NASDAQ            0.44                       7.68       892,688     (3.75)     (3.75)
CAFI       Camco Financial Corporation       NASDAQ            0.19            11.79     11.04     2,075,641      4.17       0.32
CAL        Cal Fed Bancorp, Inc.             NYSE              2.57            12.78      8.09    49,395,947      1.66      30.50
CAPS       Capital Savings Bancorp, Inc.     NASDAQ            1.77            11.33     10.52     1,039,079      5.13      13.89
CARV       Carver Federal Savings Bank       NASDAQ            1.17            24.22      4.95     2,314,375     (6.06)      3.33
CASB       Cascade Financial Corp.           NASDAQ            0.09            29.24     10.02     2,045,894      2.34      (0.76)
CASH       First Midwest Financial, Inc.     NASDAQ            0.11            13.51     12.15     1,778,577     (3.61)      3.89
CATB       Catskill Financial Corp.          NASDAQ            2.41                      24.59     5,686,750     13.95      20.99
CBCI       Calumet Bancorp, Inc.             NASDAQ            1.22            12.02     13.61     2,422,678      1.35       0.23
CBCO       CB Bancorp, Inc.                  NASDAQ            2.89             9.74     12.16     1,175,226     15.71      14.08

                                  EXHIBIT I-b
                          ALL PUBLICLY TRADED THRIFTS
                                  MARKET DATA

                                                          Current    Current   Current     Current       Current      Current
                                                          Market      Stock    Price/       Price/     Price/ Tang   Dividend
                                                           Value      Price    LTM EPS    Book Value    Book Value     Yield
Ticker     Institution                       Exchange      ($M)        ($)       (x)         (%)           (%)          (%)
------     -----------                       --------      ---         ---       ---         ---           ---          ---
CBIN       Community Bank Shares             NASDAQ           24.80   12.500      13.16         96.15         96.15      2.720
CBK        Citizens First Financial Corp.   AMSE              32.40   11.500                    79.70         79.70      0.000
CBNH       Community Bankshares, Inc.        NASDAQ           46.94   19.375      11.20        124.28        124.28      3.097
CBSA       Coastal Bancorp, Inc.             NASDAQ           97.39   19.625       9.17        103.89        125.56      2.038
CBSB       Charter Financial, Inc.           NASDAQ           61.14   12.938                    98.91        106.31      1.855
CCFH       CCF Holding Company               NASDAQ           13.17   12.938                    87.07         87.07      3.092
CEBK       Central Co-Operative Bank         NASDAQ           30.95   15.750      21.00         98.81        112.82      0.000
CENF       CENFED Financial Corp.            NASDAQ          122.23   24.250      10.78        114.01        114.28      1.485
CFB        Commercial Federal Corporation   NYSE             574.53   41.500      11.13        151.52        168.08      0.964
CFCP       Coastal Financial Corp.           NASDAQ           71.31   20.750      16.73        258.08        258.08      2.120
CFCX       Center Financial Corporation      NASDAQ          377.17   25.000      13.66        160.46        171.00      1.120
CFFC       Community Financial Corp.         NASDAQ           27.35   21.500      13.27        122.65        122.65      2.419
CFHC       California Financial Holding      NASDAQ          106.67   22.750      14.87        122.71        123.44      1.934
CFSB       CFSB Bancorp, Inc.                NASDAQ           92.85   19.000      13.10        143.40        143.40      2.526
CFTP       Community Federal Bancorp         NASDAQ           63.07   13.625                    94.82         94.82      2.202
CFX        CFX Corporation                  AMSE             114.44   15.125      12.40        123.27        137.38      5.289
CIBI       Community Investors Bancorp       NASDAQ           11.40   16.250      12.90         95.98         95.98      2.462
CJFC       Central Jersey Financial          NASDAQ           90.39   33.875      17.92        161.46        172.92      3.306
CKFB       CKF Bancorp, Inc.                 NASDAQ           18.53   19.500      26.35        112.46        112.46      2.256
CLAS       Classic Bancshares, Inc.          NASDAQ           15.54   11.750                    79.66         79.66      2.043
CMRN       Cameron Financial Corp            NASDAQ           42.04   14.750      14.75         90.71         90.71      1.898
CMSB       Commonwealth Bancorp, Inc.        NASDAQ          210.94   11.750                    92.74        121.76      2.121
CMSV       Community Savings, MHC            NASDAQ           81.75   16.750      15.51        108.91        108.91      4.776
CNIT       CENIT Bancorp, Inc.               NASDAQ           62.52   38.750      20.83        131.00        135.87      2.065
CNSB       CNS Bancorp, Inc.                 NASDAQ           21.08   12.750                    87.09         87.09      0.000
CNSK       Covent Bank for Savings           NASDAQ           26.46   13.500      16.88        156.07        156.07      0.000
COFD       Collective Bancorp, Inc.          NASDAQ          557.74   27.375      10.25        153.10        164.02      3.653
COFI       Charter One Financial             NASDAQ        1,754.54   37.125      34.06        187.78        203.20      2.360
COOP       Cooperative Bankshares, Inc.      NASDAQ           27.22   18.250      32.02         92.31        104.58      0.000
CRCL       Circle Financial Corp.            NASDAQ           26.81   37.500      24.04        108.38        124.21      1.813
CRZY       Crazy Woman Creek Bancorp         NASDAQ           12.03   11.375                    77.86         77.86      3.516
CSA        Coast Savings Financial          NYSE             585.38   31.500      14.65        136.19        138.34      0.000
CSBF       CSB Financial Group, Inc.         NASDAQ            9.96    9.625                    77.62         77.62      0.000
CTBK       Center Banks Incorporated         NASDAQ           13.10   13.875      10.76         84.55         84.55      1.730
CTZN       CitFed Bancorp, Inc.              NASDAQ          216.27   38.000      12.79        123.38        141.53      0.842
CVAL       Chester Valley Bancorp Inc.       NASDAQ           32.14   19.500      13.27        125.73        125.73      2.150
CZF        CitiSave Financial Corp          AMSE              13.63   14.125                    99.05         99.12      2.124
DFIN       Damen Financial Corp.             NASDAQ           44.53   11.875                    85.74         85.74      2.021
DIBK       Dime Financial Corp.              NASDAQ           84.18   16.500       7.78        148.92        156.10      1.939
DIME       Dime Community Bancorp, Inc.      NASDAQ          198.21   13.625                    93.00        107.20      0.000
DME        Dime Bancorp, Inc.               NYSE           1,368.72   12.875      17.88        138.00        139.34      0.000
DNFC       D & N Financial Corp.             NASDAQ          105.44   13.938       7.96        135.32        137.19      0.000
DSBC       DS Bancor, Inc.                   NASDAQ          112.55   37.125      13.16        133.59        137.86      0.646
DSL        Downey Financial Corp.           NYSE             413.71   24.375      12.76        105.57        107.38      1.969
EBCP       Eastern Bancorp                   NASDAQ           73.03   20.000      12.66        112.55        119.19      2.800
EBSI       Eagle Bancshares                  NASDAQ           72.84   16.000      10.88        127.29        127.29      3.750
EFBI       Enterprise Federal Bancorp        NASDAQ           28.52   13.750      14.63         90.28         90.46      0.000

                                              1 Month Avg
                                              Weekly Vol/       Price/        Price/                Price Change over:
                                              Shares Out     LTM Core EPS     Assets      Shares    -----------------
Ticker     Institution                            (%)             (x)          (%)     Outstanding  One Month    3 Months
------     -----------                            ---             ---          ---     -----------  ---------    --------
CBIN       Community Bank Shares                      0.28            13.44     10.63     1,983,722        (5.66)     (7.41)
CBK        Citizens First Financial Corp.             1.87                      13.07     2,817,500         6.98      15.00
CBNH       Community Bankshares, Inc.                 0.29            13.55      8.59     2,422,864         1.97       9.15
CBSA       Coastal Bancorp, Inc.                      5.44             9.53      3.48     4,962,344         7.53       8.28
CBSB       Charter Financial, Inc.                    1.41                      17.18     4,874,380        12.50      13.74
CCFH       CCF Holding Company                        2.43                      18.44     1,130,738         4.55       5.62
CEBK       Central Co-Operative Bank                  0.82            19.69      9.70     1,965,000        (3.08)     (7.35)
CENF       CENFED Financial Corp.                     0.33            14.88      5.69     5,040,437         7.78      12.79
CFB        Commercial Federal Corporation             1.69            11.25      9.48    15,089,701         8.14       9.93
CFCP       Coastal Financial Corp.                    0.15            19.04     15.75     3,436,403         1.22      25.76
CFCX       Center Financial Corporation               1.44            21.74      9.34    15,013,864         1.01       3.56
CFFC       Community Financial Corp.                  4.27            13.27     17.22     1,272,048         4.88       7.50
CFHC       California Financial Holding               0.86            16.61      8.04     4,688,652         0.00       8.98
CFSB       CFSB Bancorp, Inc.                         0.29            13.97     11.79     4,913,415         5.16       1.95
CFTP       Community Federal Bancorp                  1.74                      31.28     4,628,750         3.81      (0.91)
CFX        CFX Corporation                            0.91            15.13     11.16     7,566,236        15.24      13.08
CIBI       Community Investors Bancorp                1.45            13.66     13.28       701,246         6.56       8.33
CJFC       Central Jersey Financial                   2.46            18.41     19.26     2,668,269         3.83      10.16
CKFB       CKF Bancorp, Inc.                          0.84            26.35     31.97       962,899         0.00       0.00
CLAS       Classic Bancshares, Inc.                   0.89                      22.60     1,322,500         1.08      10.59
CMRN       Cameron Financial Corp                     2.36            15.05     23.91     2,850,180         5.36       9.26
CMSB       Commonwealth Bancorp, Inc.                 2.45                      10.29    17,952,693        11.90      13.25
CMSV       Community Savings, MHC                     0.69            15.23     13.06     4,880,888         3.88       8.94
CNIT       CENIT Bancorp, Inc.                        2.31            18.72      9.53     1,612,952        17.87      13.97
CNSB       CNS Bancorp, Inc.                                                    21.44     1,653,125         9.68       6.25
CNSK       Covent Bank for Savings                    2.11            16.88      7.46     1,959,766         8.00      12.50
COFD       Collective Bancorp, Inc.                   3.19            10.37     10.84    20,374,141        12.31      16.49
COFI       Charter One Financial                      2.51            12.46     12.58    47,260,252         0.27      11.38
COOP       Cooperative Bankshares, Inc.               2.65            32.59      8.60     1,491,698         7.35       4.29
CRCL       Circle Financial Corp.                     0.33            24.04     11.09       715,033         7.14      10.29
CRZY       Crazy Woman Creek Bancorp                  2.12                      23.91     1,058,000         8.33      13.75
CSA        Coast Savings Financial                    1.08            15.99      7.01    18,583,617        (4.55)     (1.56)
CSBF       CSB Financial Group, Inc.                  0.11                      23.99     1,035,000         5.48       5.48
CTBK       Center Banks Incorporated                  0.20            10.59      5.95       944,263         2.78       0.91
CTZN       CitFed Bancorp, Inc.                       0.43            13.87      8.13     5,691,322        (0.33)      1.33
CVAL       Chester Valley Bancorp Inc.                0.20            13.93     11.78     1,648,185        10.68       7.76
CZF        CitiSave Financial Corp                    0.81                      17.90       964,707         0.89       0.89
DFIN       Damen Financial Corp.                      2.23                      19.85     3,967,500         5.56       0.00
DIBK       Dime Financial Corp.                       1.34             7.17     12.22     5,101,601         8.20      14.78
DIME       Dime Community Bancorp, Inc.                                         14.45    14,547,500         6.86
DME        Dime Bancorp, Inc.                         1.06            13.70      7.00   106,308,482         0.00      (1.90)
DNFC       D & N Financial Corp.                      1.07             8.71      7.73     7,564,730         6.19       4.21
DSBC       DS Bancor, Inc.                            2.10            14.56      8.95     3,031,527        (1.66)      7.61
DSL        Downey Financial Corp.                     1.11            14.34      8.78    16,972,905        (2.01)     18.90
EBCP       Eastern Bancorp                            1.14            17.54      8.69     3,651,534        14.29      15.94
EBSI       Eagle Bancshares                           0.38            11.03     11.72     4,552,200         0.00      (0.78)
EFBI       Enterprise Federal Bancorp                 0.42            21.15     13.34     2,074,328         7.84      (1.79)

                                  EXHIBIT I-b
                          ALL PUBLICLY TRADED THRIFTS
                                  MARKET DATA

                                                          Current    Current   Current     Current       Current      Current
                                                          Market      Stock    Price/       Price/     Price/ Tang   Dividend
                                                           Value      Price    LTM EPS    Book Value    Book Value     Yield
Ticker     Institution                       Exchange      ($M)        ($)       (x)         (%)           (%)          (%)
------     -----------                       --------      ----        ---       ---         ---           ---          ---
EGFC       Eagle Financial Corp.             NASDAQ          114.05   25.250       7.11        111.43        152.57      3.644
EGLB       Eagle BancGroup, Inc.             NASDAQ           15.96   12.250                                             0.000
EQSB       Equitable Federal Savings Bank    NASDAQ           15.15   25.250       8.04        106.81        106.81      0.000
ESBK       Elmira Savings Bank (The)         NASDAQ           11.65   16.500      33.67         83.84         87.77      3.879
ESX        Essex Bancorp, Inc.               AMSE              2.37    2.250         NM        416.67            NM      0.000
ETFS       East Texas Financial Services     NASDAQ           15.62   14.500      17.26         75.36         75.36      1.379
FBBC       First Bell Bancorp, Inc.          NASDAQ          115.40   14.875      13.52        104.46        104.46      2.689
FBCI       Fidelity Bancorp, Inc.            NASDAQ           47.62   16.250      16.58         95.64         95.98      1.477
FBCV       1ST Bancorp                       NASDAQ           20.33   30.500       3.53         93.56         93.56      1.311
FBER       1st Bergen Bancorp                NASDAQ           35.51   11.188                    82.63         82.63      1.073
FBHC       Fort Bend Holding Corp.           NASDAQ           14.54   17.750       9.97         80.76         80.76      1.577
FBSI       First Bancshares, Inc.            NASDAQ           20.93   16.500      17.37         88.24         88.38      1.212
FCB        Falmouth Co-Operative Bank        AMSE             18.18   12.500                    83.61         83.61      0.000
FCBF       FCB Fincial Corp.                 NASDAQ           42.12   17.125      15.57         90.27         90.27      4.204
FCIT       First Citizens Financial Corp.    NASDAQ           50.27   17.188      12.37        126.10        126.10      0.000
FDEF       First Defiance Financial          NASDAQ          110.85   10.625                    87.52         87.52      2.635
FED        FirstFed Financial Corp.          NYSE            206.24   19.625      21.57        109.27        111.13      0.000
FESX       First Essex Bancorp, Inc.         NASDAQ           71.04   11.750       8.90        113.97        113.97      4.085
FFBA       First Colorado Bancorp, Inc.      NASDAQ          309.56   15.375                   126.34        127.81      2.081
FFBH       First Federal Bancshares of AR    NASDAQ           76.02   14.750                    91.11         91.11      0.000
FFBI       First Financial Bancorp, Inc.     NASDAQ            7.34   15.750      13.35         93.20         93.20      0.000
FFBS       FFBS BanCorp, Inc.                NASDAQ           33.80   21.500      19.72        129.52        129.52      2.326
FFBZ       First Federal Bancorp, Inc.       NASDAQ           20.79   26.500      11.42        157.36        157.55      1.660
FFCH       First Financial Holdings Inc.     NASDAQ          122.76   19.250      11.00        126.15        126.15      3.325
FFDF       FFD Financial Corp.               NASDAQ           16.18   11.125                                             1.798
FFDP       FirstFed Bancshares               NASDAQ           56.09   16.500      17.74        102.36        107.21      2.424
FFEC       First Fed Bncshrs Eau Claire      NASDAQ          123.40   18.000      20.93        126.58        131.77      1.556
FFED       Fidelity Federal Bancorp          NASDAQ           28.07   11.250       9.62        196.34        196.34      7.111
FFES       First Federal of East Hartford    NASDAQ           51.55   19.750      10.39         89.98         90.22      3.038
FFFC       FFVA Financial Corp.              NASDAQ           93.26   18.000      14.88        106.64        108.89      2.222
FFFD       North Central Bancshares, Inc.    NASDAQ           49.64   12.375                    89.03         89.03      2.020
FFFG       F.F.O. Financial Group, Inc.      NASDAQ           22.66    2.688      15.81        118.41        118.41      0.000
FFFL       Fidelity FSB of Florida, MHC      NASDAQ          104.16   15.500      19.62        128.10        129.60      5.161
FFHC       First Financial Corp.             NASDAQ          699.13   23.375       9.95        171.37        179.67      2.567
FFHH       FSF Financial Corp.               NASDAQ           45.21   13.000      22.81         83.44         83.44      3.846
FFHS       First Franklin Corporation        NASDAQ           16.90   14.500      13.55         83.29         84.16      2.207
FFIC       Flushing Financial Corp.          NASDAQ          164.82   18.500                   119.51        119.51      0.865
FFKY       First Federal Financial Corp.     NASDAQ           83.12   19.750      15.19        166.39        178.09      2.430
FFLC       FFLC Bancorp, Inc.                NASDAQ           48.77   18.625      15.92         86.47         86.47      2.148
FFML       First Family Financial Corp.      NASDAQ           11.72   21.500       8.27        127.07        127.07      0.744
FFOH       Fidelity Financial of Ohio        NASDAQ           40.74   10.000                    79.74         79.74      2.000
FFPB       First Palm Beach Bancorp, Inc.    NASDAQ          119.17   23.000      12.04        104.88        107.58      1.739
FFPC       Florida First Bancorp, Inc.       NASDAQ           38.08   11.250      13.89        178.29        178.29      2.133
FFRV       Fidelity Financial Bankshares     NASDAQ           53.28   23.250      16.97        190.26        190.42      0.860

                                                1 Month Avg
                                                Weekly Vol/       Price/        Price/
                                                Shares Out     LTM Core EPS     Assets      Shares    Price Change over:
Ticker     Institution                              (%)             (x)          (%)     Outstanding  One Month    3 Months
------     -----------                              ---             ---          ---     -----------  ---------    --------
EGFC       Eagle Financial Corp.                        0.40            14.11      8.13     4,516,744         4.12       0.00
EGLB       Eagle BancGroup, Inc.                                                                              4.26
EQSB       Equitable Federal Savings Bank               1.04             8.07      5.66       600,000         3.06       3.06
ESBK       Elmira Savings Bank (The)                    1.05            40.24      5.22       706,361        (2.59)     (2.22)
ESX        Essex Bancorp, Inc.                          1.37               NM      0.78     1,051,790        20.00       9.22
ETFS       East Texas Financial Services                0.03            19.08     14.25     1,133,890         0.00       0.00
FBBC       First Bell Bancorp, Inc.                     2.46            13.65     21.29     8,166,450         7.21       7.71
FBCI       Fidelity Bancorp, Inc.                       0.83            16.58     10.42     2,930,608        (2.99)     (1.52)
FBCV       1ST Bancorp                                  0.82               NM      7.72       666,561         5.17      12.96
FBER       1st Bergen Bancorp                           4.44                      14.09     3,174,000        13.30      22.61
FBHC       Fort Bend Holding Corp.                      2.13            11.31      5.71       819,198         4.41       0.00
FBSI       First Bancshares, Inc.                       1.04            17.55     14.57     1,268,686         3.13       8.20
FCB        Falmouth Co-Operative Bank                   2.10                      20.55     1,454,750        13.64      21.95
FCBF       FCB Financial Corp.                          0.21            15.71     15.88     2,459,614         0.74      (3.52)
FCIT       First Citizens Financial Corp.               0.95            15.48      7.76     2,915,238         2.61      (4.51)
FDEF       First Defiance Financial                     2.84                      21.29    10,432,476        (1.74)      0.62
FED        FirstFed Financial Corp.                     2.04            22.30      5.02    10,508,897        10.56      16.30
FESX       First Essex Bancorp, Inc.                    1.57            10.68      8.43     6,045,901         2.17       8.05
FFBA       First Colorado Bancorp, Inc.                 1.79                      20.62    20,134,256        11.82      17.73
FFBH       First Federal Bancshares of AR               3.65                      15.05     5,153,751         5.36       5.36
FFBI       First Financial Bancorp, Inc.                1.62            15.14      7.77       465,896         1.61      (1.56)
FFBS       FFBS BanCorp, Inc.                           0.08            19.72     26.99     1,572,183         6.17      (6.52)
FFBZ       First Federal Bancorp, Inc.                  0.13            11.62     11.70       784,658        12.77       8.72
FFCH       First Financial Holdings Inc.                0.54            10.81      8.06     6,377,369        (4.94)      1.99
FFDF       FFD Financial Corp.                          2.45                                                  9.88       9.88
FFDP       FirstFed Bancshares                          1.18            33.67      8.83     3,399,116        (2.94)     (1.49)
FFEC       First Fed Bncshrs Eau Claire                13.44            20.00     17.46     6,855,379        20.00      16.13
FFED       Fidelity Federal Bancorp                     0.79            11.25     10.71     2,495,040         9.76       0.00
FFES       First Federal of East Hartford               0.80            10.51      5.41     2,597,010         5.33      14.49
FFFC       FFVA Financial Corp.                         0.70            15.13     17.84     5,180,952         2.86      (1.37)
FFFD       North Central Bancshares, Inc.               2.54                      25.55     4,011,057         6.45       8.79
FFFG       F.F.O. Financial Group, Inc.                 0.13            12.80      7.38     8,430,000         2.40      (5.35)
FFFL       Fidelity FSB of Florida, MHC                 0.91            20.95     12.75     6,720,252        21.57      12.73
FFHC       First Financial Corp.                        0.84            10.30     12.53    29,905,406         0.00       6.86
FFHH       FSF Financial Corp.                          1.75            22.81     13.64     3,477,694        10.64      10.64
FFHS       First Franklin Corporation                   0.70            13.81      7.80     1,165,318         1.75      (3.33)
FFIC       Flushing Financial Corp                      2.00                      21.50     8,909,100         0.68      14.73
FFKY       First Federal Financial Corp.                0.02            16.74     23.57     4,208,490        (8.14)    (10.23)
FFLC       FFLC Bancorp, Inc.                           0.87            15.92     14.69     2,618,763         1.36       3.47
FFML       First Family Financial Corp.                 0.01            14.83      7.52       545,000        (1.15)      2.38
FFOH       Fidelity Financial of Ohio                   1.10                      16.22     4,073,589         1.27      (1.23)
FFPB       First Palm Beach Bancorp, Inc.               2.91            12.78      8.29     5,181,187         6.05       4.83
FFPC       Florida First Bancorp, Inc.                  0.52            15.00     12.58     3,384,645         1.12       0.54
FFRV       Fidelity Financial Bankshares                6.05            17.48     16.35     2,291,681        75.47      72.22

                                  EXHIBIT I-b
                          ALL PUBLICLY TRADED THRIFTS
                                  MARKET DATA

                                                          Current       Current    Current     Current       Current      Current
                                                          Market         Stock     Price/       Price/     Price/Tang   Dividend
                                                           Value         Price     LTM EPS    Book Value    Book Value     Yield
Ticker     Institution                       Exchange      ($M)           ($)        (x)         (%)           (%)          (%)
------     -----------                       --------      ----           ---        ---         ---           ---          ---
FFSL       First Independence Corp.          NASDAQ         11.08      19.000       10.33         84.94         84.94      2.105
FFSW       FirstFederal Financial Svcs       NASDAQ        110.65      30.875       15.75        204.61        252.25      1.555
FFSX       First Fed SB of Siouxland, MHC    NASDAQ         43.53      25.500       14.25        118.11        119.27      2.824
FFWC       FFW Corp.                         NASDAQ         14.04      19.750        9.27         90.85         90.85      3.038
FFWD       Wood Bancorp, Inc.                NASDAQ         22.84      15.250       14.25        113.47        113.47      1.574
FFWM       First Financial-W. Maryland       NASDAQ         61.49      28.250       17.12        147.44        147.44      1.699
FFYF       FFY Financial Corp.               NASDAQ        121.95      24.000       17.52        119.64        119.64      2.500
FGHC       First Georgia Holding, Inc.       NASDAQ         13.66       6.750       11.64        114.02        128.08      0.000
FIBC       Financial Bancorp, Inc.           NASDAQ         26.86      15.000       17.44        102.74        103.31      2.000
FISB       First India  Corporation          NASDAQ        206.33      24.875       12.19        151.68        153.74      2.251
FKFS       First Keystone Financial          NASDAQ         22.94      17.750       14.09        100.11        100.11      0.000
FKKY       Frankfort First Bancorp, Inc.     NASDAQ         37.09      10.750                     77.51         77.51      3.349
FLAG       FLAG Financial Corp.              NASDAQ         22.14      10.875       11.69        101.45        101.45      3.126
FLFC       First Liberty Financial Corp.     NASDAQ        100.12      25.000       11.36        146.28        172.77      2.080
FLKY       First Lancaster Bancshares        NASDAQ         13.42      14.000                                              0.000
FMBD       First Mutual Bancorp, Inc.        NASDAQ         54.68      13.250                     78.73         78.73      2.113
FMCO       FMS Financial Corporation         NASDAQ         38.25      15.500        9.51        111.43        114.22      1.290
FMCT       Farmers & Mechanics Bank          NASDAQ         51.51      31.000       50.00        176.34        176.34      0.000
FMLY       Family Bancorp                    NASDAQ        119.08      28.250       15.03        170.18        185.12      1.699
FMSB       First Mutual Savings Bank         NASDAQ         29.74      15.000       10.27        143.95        143.95      1.333
FNGB       First Northern Capital Corp.      NASDAQ         72.51      16.500       17.37        102.48        102.48      3.636
FNSC       Financial Security Corp.          NASDAQ         39.93      25.750       19.36        100.23        100.23      0.000
FOBC       Fed One Bancorp                   NASDAQ         39.65      15.500       12.50         92.65         97.67      3.742
FRC        First Republic Bancorp            NYSE          109.38      14.875       14.73         95.60         95.72      0.000
FSBC       First Savings Bank, FSB           NASDAQ          4.03       5.500       10.00         68.92         68.92      0.000
FSBI       Fidelity Bancorp, Inc.            NASDAQ         26.71      19.500       14.34        123.97        124.60      1.641
FSBS       First Ashland Financial Corp      NASDAQ         27.82      19.016       28.81        116.31        116.31      0.000
FSFC       First Southeast Financial Corp    NASDAQ         41.69       9.500       43.18        123.86        123.86      1.684
FSFI       First State Financial Services    NASDAQ         52.19      13.281          NM        130.59        138.20      1.657
FSLA       First Savings Bank, MHC           NASDAQ        105.82      16.250       13.54        115.49        132.54      2.462
FSNJ       First Savings Bk of NJ, MHC       NASDAQ         49.00      16.000       43.24         99.94         99.94      3.125
FSPG       First Home Bancorp, Inc.          NASDAQ         36.54      18.000        8.37        118.50        121.46      2.667
FSSB       First FS&LA of San Berrdino       NASDAQ          3.20       9.750          NM         67.57         71.12      0.000
FTF        Texarka First Financial Corp      AMSE           27.09      13.875                     81.96         81.96      3.243
FTFC       First Federal Capital Corp.       NASDAQ        126.92      20.500       10.51        134.07        142.16      3.122
FTSB       Fort Thomas Financial Corp.       NASDAQ         21.44      13.625       16.62         99.09         99.09      1.835
FWWB       First SB of Washington Bancorp    NASDAQ        176.10      16.813                    109.03        109.03      1.190
GAF        GA Financial Inc.                 AMSE          116.81      13.125                     90.96         90.96      1.524
GBCI       Glacier Bancorp, Inc.             NASDAQ         84.03      25.000       13.74        218.34        218.53      2.560
GDVS       Greater Delaware Valley SB,MHC    NASDAQ         32.73      10.000       47.62        116.01        116.01      3.600
GDW        Golden West Financial             NYSE        3,265.45      56.375       11.70        138.24        146.81      0.674
GFCO       Glenway Financial Corp.           NASDAQ         22.05      19.250       14.26         83.26         85.29      3.364
GFED       Guaranty Federal SB, MHC          NASDAQ         30.47       9.750                    112.20        112.20      0.000
GFSB       GFS Bancorp, Inc.                 NASDAQ         10.45      20.500       11.92        105.02        105.02      1.951
GLBK       Glendale Co-Operative Bank        NASDAQ          5.13      20.750       18.36         88.41         88.41      0.000
GLN        Glendale Federal Bank, FSB        NYSE          835.29      17.875       51.07        119.41        128.78      0.000
GPT        GreenPoint Financial Corp.        NYSE        1,890.87      37.875       15.21        112.56        201.46      2.112


                                                          1 Month Avg
                                                          Weekly Vol/    Price/        Price/                Price Change over:
                                                          Shares Out  LTM Core EPS     Assets      Shares    ------------------
Ticker     Institution                       Exchange         (%)          (x)          (%)     Outstanding  One Month    3 Months
------     -----------                       --------         ---          ---          ---     -----------  ---------    --------
FFSL       First Independence Corp.          NASDAQ          0.13         12.03       10.48       583,421         2.70       7.04
FFSW       FirstFederal Fi ncial Svcs        NASDAQ          0.70         19.06       10.59     3,583,829         4.66       8.81
FFSX       First Fed SB of Siouxland, MHC    NASDAQ          0.16         15.27        9.81     1,707,209        (0.97)      0.00
FFWC       FFW Corp.                         NASDAQ          0.32          9.63        9.33       711,060         1.28       2.60
FFWD       Wood Bancorp, Inc.                NASDAQ          0.41         14.81       15.62     1,497,705        12.96      20.39
FFWM       First Financial-W. Maryland       NASDAQ          1.37         17.66       19.10     2,176,739        16.49      43.04
FFYF       FFY Financial Corp.               NASDAQ          1.05         17.02       21.19     5,081,198         0.52       2.67
FGHC       First Georgia Holding, Inc.       NASDAQ          0.37         12.50        9.48     2,023,711         8.00      12.50
FIBC       Fi ncial Bancorp, Inc.            NASDAQ          1.91         17.86       10.26     1,796,122        (7.69)     20.00
FISB       First India  Corporation          NASDAQ          0.81         14.63       14.01     8,294,482         7.57       4.74
FKFS       First Keystone Financial          NASDAQ          0.49         13.05        7.90     1,292,500         5.97       1.43
FKKY       Frankfort First Bancorp, Inc.     NASDAQ          1.17                     26.75     3,450,000        (5.49)    (10.42)
FLAG       FLAG Financial Corp.              NASDAQ          1.18         13.77        9.68     2,035,740        (3.33)    (13.00)
FLFC       First Liberty Financial Corp.     NASDAQ          0.43         13.59       10.09     4,002,190        16.28      14.94
FLKY       First Lancaster Bancshares        NASDAQ                                                              (3.45)
FMBD       First Mutual Bancorp, Inc.        NASDAQ          3.73                     18.12     4,126,600         1.92       6.00
FMCO       FMS Financial Corporation         NASDAQ          0.02          9.51        7.38     2,467,593        (2.36)     (8.82)
FMCT       Farmers & Mechanics Bank          NASDAQ          0.74         56.36        9.72     1,661,625         0.81       2.06
FMLY       Family Bancorp                    NASDAQ          3.20         15.61       12.87     4,215,211         9.71      11.88
FMSB       First Mutual Savings Bank         NASDAQ          0.33         10.79        9.52     2,452,927        11.11      11.11
FNGB       First Northern Capital Corp.      NASDAQ          0.77         18.13       12.50     4,394,725         8.20       7.32
FNSC       Financial Security Corp.          NASDAQ          2.42         16.30       15.45     1,550,846        (0.96)      0.98
FOBC       Fed One Bancorp                   NASDAQ          1.55         12.50       11.56     2,558,191         8.77       6.90
FRC        First Republic Bancorp            NYSE            3.66         15.18        5.30     7,352,991        15.53       0.85
FSBC       First Savings Bank, FSB           NASDAQ          0.00         12.79        3.40       695,698        (2.22)      0.00
FSBI       Fidelity Bancorp, Inc.            NASDAQ          0.70         14.44        8.42     1,369,511        13.04      16.42
FSBS       First Ashland Financial Corp      NASDAQ          0.70         28.81       31.83     1,463,039         4.92       5.64
FSFC       First Southeast Financial Corp    NASDAQ          0.99         14.62       12.77     4,388,231         0.00     (47.22)
FSFI       First State Financial Services    NASDAQ          3.51            NM        7.84     3,929,455        (0.70)     26.49
FSLA       First Savings Bank, MHC           NASDAQ          0.17         13.21       11.00     6,511,756         3.17       0.00
FSNJ       First Savings Bk of NJ, MHC       NASDAQ          0.12         18.60        7.53     3,062,321        10.34      12.28
FSPG       First Home Bancorp, Inc.          NASDAQ          0.13          8.57        7.62     2,030,009         1.41       1.41
FSSB       First FS&LA of San Ber rdino      NASDAQ          4.01            NM        3.12       328,296         0.00      (2.50)
FTF        Texarka  First Financial Corp     AMSE            1.55                     16.51     1,952,263       (11.20)    (13.28)
FTFC       First Federal Capital Corp.       NASDAQ          0.35         14.14        9.20     6,231,168         0.00      (2.38)
FTSB       Fort Thomas Financial Corp.       NASDAQ          0.80         16.62       24.13     1,573,775        (0.91)    (19.85)
FWWB       First SB of Washington Bancorp    NASDAQ          1.43                     23.03    10,474,200         3.46      16.43
GAF        GA Financial, Inc.                AMSE            4.31                     20.77     8,900,000        11.70      17.98
GBCI       Glacier Bancorp, Inc.             NASDAQ          0.27         13.74       20.57     3,361,133         7.53      15.26
GDVS       Greater Delaware Valley SB,MHC    NASDAQ          0.01         40.00       14.11     3,272,500         5.26      (2.44)
GDW        Golden West Finacial              NYSE            0.55         11.92        9.13    57,923,709        (1.53)      3.68
GFCO       Glenway Financial Corp.           NASDAQ          0.10         14.47        8.05     1,145,431        (2.53)     (4.88)
GFED       Guaranty Federal SB, MHC          NASDAQ          0.07                     16.42     3,125,000        (4.88)    (13.33)
GFSB       GFS Bancorp, Inc.                 NASDAQ          0.26         12.28       12.54       509,600         0.00       1.23
GLBK       Glendale Co-Operative Bank        NASDAQ          2.02         21.84       13.99       247,250        25.76      25.76
GLN        Glendale Federal Bank, FSB        NYSE            1.29         27.08        5.78    46,729,698         1.42       0.70
GPT        GreenPoint Finacial Corp.         NYSE            1.48         16.19       13.36    49,924,065         5.21      32.31

                                  EXHIBIT I-b
                          ALL PUBLICLY TRADED THRIFTS
                                  MARKET DATA



                                                          Current    Current   Current     Current       Current      Current
                                                          Market      Stock    Price/       Price/     Price/ Tang   Dividend
                                                           Value      Price    LTM EPS    Book Value    Book Value     Yield
Ticker     Institution                       Exchange      ($M)        ($)       (x)         (%)           (%)          (%)
------     -----------                       --------     ------     ------    -------    -----------   ----------    ----------
GFSB       GFS Bancorp, Inc.                 NASDAQ           10.45   20.500      11.92        105.02        105.02      1.951
GLBK       Glendale Co-Operative Bank        NASDAQ            5.13   20.750      18.36         88.41         88.41      0.000
GLN        Glendale Federal Bank, FSB       NYSE             835.29   17.875      51.07        119.41        128.78      0.000
GPT        GreenPoint Financial Corp.       NYSE           1,890.87   37.875      15.21        112.56        201.46      2.112
GROV       Grove Bank                        NASDAQ           50.89   33.000      10.51        135.47        135.64      2.182
GRTR       Greater New York Savings Bank     NASDAQ          174.04   13.000      16.67        119.49        119.49      0.000
GSBC       Great Southern Bancorp, Inc.      NASDAQ          131.63   29.875      12.19        194.12        197.32      2.343
GSFC       Green Street Financial Corp.      NASDAQ           65.01   15.125                   103.60        103.60      2.645
GSLC       Guaranty Financial Corp.          NASDAQ            7.81    8.500      10.37        122.66        122.66      1.176
GTFN       Great Financial Corporation       NASDAQ          413.10   29.125      17.55        150.28        156.17      1.648
GTPS       Great American Bancorp            NASDAQ           23.80   13.625      32.44         75.65         75.65      2.936
GUPB       GFSB Bancorp, Inc.                NASDAQ           12.81   13.500                    78.99         78.99      2.963
GWBC       Gateway Bancorp, Inc.             NASDAQ           15.00   13.250      20.08         84.72         84.72      3.019
GWF        Great Western Financial          NYSE           3,469.16   25.250      12.02        136.56        155.19      3.960
HALL       Hallmark Capital Corp.            NASDAQ           24.31   17.203      12.93         91.90         91.90      0.000
HARB       Harbor Federal Savings Bk, MHC    NASDAQ          145.57   29.500      13.41        171.11        177.71      4.068
HARL       Harleysville Savings Bank         NASDAQ           24.20   18.750      11.03        121.91        121.91      2.133
HARS       Harris Savings Bank, MHC          NASDAQ          176.66   15.750      29.72        118.24        140.75      3.683
HAVN       Haven Bancorp, Inc.               NASDAQ          118.26   27.375      11.41        125.75        126.50      2.192
HBBI       Home Building Bancorp             NASDAQ            5.80   17.500      30.17         86.93         86.93      1.714
HBFW       Home Bancorp                      NASDAQ           46.07   16.500      18.75         97.29         97.29      1.212
HBNK       Highland Federal Bank FSB         NASDAQ           32.72   14.250      19.52         93.75         93.75      0.000
HBS        Haywood Bancshares, Inc.         AMSE              23.12   19.250      17.50        114.31        119.05      2.701
HEMT       HF Bancorp, Inc.                  NASDAQ           61.25    9.750      29.55         75.52                    0.000
HFFB       Harrodsburg First Fin Bancorp     NASDAQ           36.16   16.750                   108.27        108.27      4.776
HFFC       HF Financial Corp.                NASDAQ           48.06   15.750      10.57         92.81         93.09      2.286
HFGI       Harrington Financial Group        NASDAQ           32.97   10.125      17.76        142.61        142.61      0.000
HFMD       Home Federal Corp.                NASDAQ           26.45   10.500      16.94        137.61        139.26      0.000
HFNC       HFNC Financial Corp.              NASDAQ          311.61   18.125                   127.55        127.55      1.103
HFSA       Hardin Bancorp, Inc.              NASDAQ           11.55   12.000                    81.36         81.36      3.333
HHFC       Harvest Home Financial Corp.      NASDAQ            9.35   10.000      15.87         73.21         73.21      4.000
HIFS       Hingham Instit. for Savings       NASDAQ           19.79   15.250      10.37        108.54        108.54      2.361
HMCI       HomeCorp, Inc.                    NASDAQ           20.88   18.500      16.09         98.82         98.82      0.000
HMNF       HMN Financial, Inc.               NASDAQ           74.77   16.000      12.80         90.24         90.24      0.000
HNFC       Hinsdale Financial Corp.          NASDAQ           63.22   23.500      15.16        113.97        117.44      0.000
HOFL       Home Financial Corp.              NASDAQ          355.30   14.375      22.12        111.78        111.78      5.565
HOMF       Home Federal Bancorp              NASDAQ           64.01   28.750       8.93        124.24        128.98      1.739
HPBC       Home Port Bancorp, Inc.           NASDAQ           29.47   16.000       9.76        153.40        153.40      5.000
HRBF       Harbor Federal Bancorp, Inc.      NASDAQ           24.56   14.000      25.45         88.38         88.38      2.857
HRZB       Horizon Financial Corp.           NASDAQ           85.73   13.000      11.50        107.26        107.26      3.077
HSBK       Hibernia Savings Bank, (The)      NASDAQ           25.76   15.500      11.74        103.96        103.96      1.806
HTHR       Hawthorne Financial Corp.         NASDAQ           22.09    8.500         NM         63.96         64.25      0.000
HVFD       Haverfield Corporation            NASDAQ           34.80   18.250      14.15        122.48        122.73      2.959
HWEN       Home Financial Bancorp            NASDAQ            6.20   12.250                                             0.000
HZFS       Horizon Financial Svcs Corp.      NASDAQ            6.72   15.000      17.86         80.09         80.09      2.133

                                                       1 Month Avg
                                                       Weekly Vol/       Price/        Price/
                                                       Shares Out     LTM Core EPS     Assets      Shares    Price Change over:
Ticker     Institution                       Exchange      (%)             (x)          (%)     Outstanding  One Month    3 Months
------     -----------                       --------  ----------     -------------    -------  -----------  ---------    --------
GFSB       GFS Bancorp, Inc.                 NASDAQ            0.26         12.28        12.54       509,600      0.00       1.23
GLBK       Glendale Co-Operative Bank        NASDAQ            2.02         21.84        13.99       247,250     25.76      25.76
GLN        Glendale Federal Bank, FSB       NYSE               1.29         27.08         5.78    46,729,698      1.42       0.70
GPT        GreenPoint Financial Corp.       NYSE               1.48         16.19        13.36    49,924,065      5.21      32.31
GROV       Grove Bank                        NASDAQ            2.66         11.22         8.62     1,542,240     10.92      26.92
GRTR       Greater New York Savings Bank     NASDAQ            4.21         16.88         6.85    13,388,040     13.04      18.18
GSBC       Great Southern Bancorp, Inc.      NASDAQ            0.30         13.10        19.70     4,406,048      8.64      10.65
GSFC       Green Street Financial Corp.      NASDAQ            3.14                      36.32     4,298,125     13.08      16.35
GSLC       Guaranty Financial Corp.          NASDAQ            1.13         16.67         7.59       919,168      9.68       4.62
GTFN       Great Financial Corporation       NASDAQ            0.91         22.40        14.71    14,183,732      4.02       8.11
GTPS       Great American Bancorp            NASDAQ            1.32         33.23        21.07     1,850,247      2.83      (5.22)
GUPB       GFSB Bancorp, Inc.                NASDAQ            1.79                      18.19       948,750     (3.14)      0.00
GWBC       Gateway Bancorp, Inc.             NASDAQ            0.66         20.08        21.06     1,132,372      1.92      (4.50)
GWF        Great Western Financial          NYSE               1.78         12.88         7.94   137,392,481      1.51       6.88
HALL       Hallmark Capital Corp.            NASDAQ            1.85         13.65         6.45     1,413,280     15.65      16.63
HARB       Harbor Federal Savings Bk, MHC    NASDAQ            1.97         13.41        14.35     4,932,854     20.41      12.38
HARL       Harleysville Savings Bank         NASDAQ            0.11         10.47         8.11     1,289,442      7.14       4.17
HARS       Harris Savings Bank, MHC          NASDAQ            0.16         20.72        11.46    11,216,400      1.61      (2.72)
HAVN       Haven Bancorp, Inc.               NASDAQ            4.92         11.80         7.63     4,320,060     (0.90)     (2.23)
HBBI       Home Building Bancorp             NASDAQ            1.55         32.41        13.46       331,660     (4.11)     (1.41)
HBFW       Home Bancorp                      NASDAQ            0.71         18.75        15.08     2,886,815      2.72      10.00
HBNK       Highland Federal Bank FSB         NASDAQ            0.22         19.79         7.41     2,295,983     (3.39)    (12.31)
HBS        Haywood Bancshares, Inc.         AMSE               0.03         17.50        17.61     1,206,556      2.67       6.94
HEMT       HF Bancorp, Inc.                  NASDAQ            1.61         29.55         7.41     6,281,875      2.63       2.63
HFFB       Harrodsburg First Fin Bancorp     NASDAQ            0.32                      33.00     2,159,085      1.52       9.84
HFFC       HF Financial Corp.                NASDAQ            0.16         12.91         8.66     3,051,739      3.28       3.28
HFGI       Harrington Financial Group        NASDAQ            0.51         16.60         7.88     3,256,738      1.25      (7.95)
HFMD       Home Federal Corp.                NASDAQ            0.44         17.50        12.04     2,519,010     (1.18)      2.44
HFNC       HFNC Financial Corp.              NASDAQ            4.82                      43.51    17,192,500      2.11      12.40
HFSA       Hardin Bancorp, Inc.              NASDAQ            0.73                      13.97     1,012,180      5.49       2.13
HHFC       Harvest Home Financial Corp.      NASDAQ            1.03         15.87        12.24       934,857    (16.67)    (20.00)
HIFS       Hingham Instit. for Savings       NASDAQ            0.44         10.45        10.60     1,297,500      4.27       7.02
HMCI       HomeCorp, Inc.                    NASDAQ            0.14         25.34         6.16     1,128,579      0.00       2.78
HMNF       HMN Financial, Inc.               NASDAQ            1.16         14.81        14.19     4,921,200      1.59       1.20
HNFC       Hinsdale Financial Corp.          NASDAQ            2.65         16.91         9.54     2,690,155     (1.05)     (6.93)
HOFL       Home Financial Corp.              NASDAQ            2.30         17.75        29.22    24,716,619      0.43      13.86
HOMF       Home Federal Bancorp              NASDAQ            0.25         10.53        10.16     2,226,282     10.58       8.49
HPBC       Home Port Bancorp, Inc.           NASDAQ            1.68          9.70        16.33     1,841,890     12.28      28.00
HRBF       Harbor Federal Bancorp, Inc.      NASDAQ            1.24         25.45        12.22     1,754,420      8.74       6.67
HRZB       Horizon Financial Corp.           NASDAQ            1.00         11.61        17.37     6,594,886     (1.89)      4.00
HSBK       Hibernia Savings Bank, (The)      NASDAQ            2.74         11.74         6.91     1,662,090      6.90       3.33
HTHR       Hawthorne Financial Corp.         NASDAQ            0.28            NM         2.90     2,599,000     13.33       1.49
HVFD       Haverfield Corporation            NASDAQ            0.61         14.04        10.41     1,906,591     (2.01)      0.00
HWEN       Home Financial Bancorp            NASDAQ                                                             (10.91)
HZFS       Horizon Financial Svcs Corp.      NASDAQ            0.29         22.06         9.15       447,937      7.14      (1.64)

------------------------------------------------------------------------------------------------------------------------------------

                                                                    EXHIBIT I-b
                                                                    ALL PUBLICLY TRADED THRIFTS
                                                                    MARKET DATA



                                                          Current    Current   Current     Current       Current      Current
                                                          Market      Stock    Price/       Price/     Price/ Tang   Dividend
                                                           Value      Price    LTM EPS    Book Value    Book Value     Yield
Ticker     Institution                       Exchange      ($M)        ($)       (x)         (%)           (%)          (%)
------     -----------                       --------      ----        ---       ---         ---           ---          ---
IBSF       IBS Financial Corp.               NASDAQ          162.29   14.750      20.21        108.86        108.86      1.627
IFSB       Independence Federal Savings      NASDAQ            9.59    7.500       8.72         55.80         64.38      2.933
IFSL       India Federal Corporation         NASDAQ           99.46   21.000      15.44        141.51        151.95      3.429
INBI       Industrial Bancorp                NASDAQ           66.65   12.000                   109.59        109.59      3.333
INCB       India Community Bank, SB          NASDAQ           13.14   14.250      26.39        114.55        114.55      2.456
IPSW       Ipswich Savings Bank              NASDAQ           12.11   10.250       7.48        138.89        138.89      1.951
IROQ       Iroquois Bancorp                  NASDAQ           36.53   15.500       9.45        127.68        142.59      2.065
ISBF       ISB Financial Corporation         NASDAQ          109.29   15.500      14.62         93.94         96.75      2.194
ITLA       Imperial Thrift and Loan          NASDAQ          103.14   13.188                   123.02        123.02      0.000
IWBK       InterWest Bancorp, Inc.           NASDAQ          224.63   28.500      12.84        190.76        196.15      1.825
JEBC       Jefferson Bancorp, Inc.           NASDAQ           48.99   22.313      18.59        135.89        135.89      1.345
JOAC       Joachim Bancorp, Inc.             NASDAQ           10.27   13.500                    95.14         95.14      3.704
JSBA       Jefferson Savings Bancorp         NASDAQ           96.18   23.000      12.50        105.41        128.21      1.391
JSBF       JSB Financial, Inc.               NASDAQ          341.90   35.000      15.28        105.74        105.74      3.429
JXSB       Jacksonville Savings Bank, MHC    NASDAQ           15.35   12.063      22.76         90.63         90.63      3.316
JXVL       Jacksonville Bancorp, Inc.        NASDAQ           33.06   12.500                    93.49         93.49      4.000
KFBI       Klamath First Bancorp             NASDAQ          165.48   14.250                    94.81         94.81      1.825
KNK        Kankakee Bancorp, Inc.            AMSE             29.21   20.375      16.04         82.29         88.55      1.963
KSAV       KS Bancorp, Inc.                  NASDAQ           12.02   18.125      13.04         86.89         86.97      3.310
KSBK       KSB Bancorp, Inc.                 NASDAQ            8.63   21.000       7.14         95.45        103.09      0.952
KYF        Kentucky First Bancorp, Inc.      AMSE             18.57   13.375                    96.64         96.64      3.738
LARK       Landmark Bancshares, Inc.         NASDAQ           30.86   16.125      17.15         93.37         93.37      2.481
LARL       Laurel Capital Group, Inc.        NASDAQ           23.45   15.500       9.01        111.19        111.19      2.839
LBCI       Liberty Bancorp, Inc.             NASDAQ           59.45   24.000      18.05         92.88         93.13      2.500
LBFI       L & B Financial, Inc.             NASDAQ           26.63   16.813      18.08        107.50        107.50      2.379
LFBI       Little Falls Bancorp, Inc.        NASDAQ           32.15   11.125                    77.26         83.77      0.899
LFCT       Leader Financial Corp.            NASDAQ          525.99   52.875      12.10        197.44        197.44      1.362
LFED       Leeds Federal Savings Bk, MHC     NASDAQ           47.41   13.750      17.19        108.70        108.70      4.945
LIFB       Life Bancorp, Inc.                NASDAQ          152.63   15.500      15.98        105.23        109.31      2.839
LISB       Long Island Bancorp, Inc.         NASDAQ          699.21   28.188      15.07        134.04        134.04      1.419
LOAN       Horizon Bancorp                   NASDAQ           22.19   16.000      14.95        208.06        215.05      1.000
LOGN       Logansport Financial Corp.        NASDAQ           19.51   14.750      17.35         98.40         98.40      2.712
LONF       London Financial Corporation      NASDAQ            5.89   11.125                    74.07         74.07      2.157
LSBI       LSB Financial Corp.               NASDAQ           15.14   16.500      19.64         85.76         85.76      1.939
LSBX       Lawrence Savings Bank             NASDAQ           29.45    6.938       7.88        116.61        116.61      0.000
LVSB       Lakeview Financial                NASDAQ           51.83   22.875      10.89        114.43        149.02      1.093
LXMO       Lexington B&L Financial Corp.     NASDAQ           13.28   10.500                    70.90         70.90      0.000
MAFB       MAF Bancorp, Inc.                 NASDAQ          268.86   26.000       9.42        111.02        130.13      1.385
MARN       Marion Capital Holdings           NASDAQ           39.88   20.625      16.91         96.06         96.06      3.879
MASB       MASSBANK Corp.                    NASDAQ           89.00   33.000      10.09        104.13        104.13      2.909
MBBC       Monterey Bay Bancorp, Inc.        NASDAQ           44.23   13.375      40.53         87.53         88.46      0.748
MBLF       MBLA Financial Corp.              NASDAQ           29.15   21.250      22.14        102.76        102.76      1.882
MBSP       Mitchell Bancorp, Inc.            NASDAQ           12.49   12.750                                             0.000
MCBN       Mid-Coast Bancorp, Inc.           NASDAQ            4.36   19.000      13.67         87.68         87.68      2.632
MCBS       Mid Continent Bancshares Inc.     NASDAQ           38.10   18.750      10.65         99.00         99.10      2.133
MDBK       Medford Savings Bank              NASDAQ          104.22   23.000      10.85        117.95        129.36      2.957





                                                       1 Month Avg
                                                       Weekly Vol/       Price/        Price/                Price Change over:
                                                       Shares Out     LTM Core EPS     Assets      Shares    ------------------
Ticker     Institution                       Exchange      (%)             (x)          (%)     Outstanding  One Month    3 Months
------     -----------                       --------      ---             ---          ---     -----------  ---------    --------
IBSF       IBS Financial Corp.               NASDAQ         1.14            19.67      21.68    11,002,393        (1.26)      5.36
IFSB       Independence Federal Savings      NASDAQ         0.41            19.23       3.79     1,278,935         3.45      (6.25)
IFSL       India Federal Corporation         NASDAQ         0.58            14.58      13.38     4,730,329         5.00      (1.18)
INBI       Industrial Bancorp                NASDAQ         0.82                       21.26     5,554,500        14.29       2.13
INCB       India Community Bank, SB          NASDAQ         2.40            26.39      14.50       922,039         7.55       7.55
IPSW       Ipswich Savings Bank              NASDAQ         0.54             9.49       8.00     1,178,492         2.50      (2.94)
IROQ       Iroquois Bancorp                  NASDAQ         0.34             9.51       7.76     2,356,564         0.81       0.00
ISBF       ISB Financial Corporation         NASDAQ         0.91            14.76      16.08     7,122,183         3.33      (0.39)
ITLA       Imperial Thrift and Loan          NASDAQ         2.17                       15.40     7,820,500        (4.95)     (8.26)
IWBK       InterWest Bancorp, Inc.           NASDAQ         1.06            13.64      13.00     6,450,308        10.14      18.13
JEBC       Jefferson Bancorp, Inc.           NASDAQ         0.04            18.59      18.45     2,195,635        (0.83)      0.85
JOAC       Joachim Bancorp, Inc.             NASDAQ         0.27                       28.13       760,437         4.85       6.93
JSBA       Jefferson Savings Bancorp         NASDAQ         0.36            13.77       8.55     4,181,563        (2.13)     (9.80)
JSBF       JSB Financial, Inc.               NASDAQ         2.27            15.35      23.05    10,051,904         4.48       6.06
JXSB       Jacksonville Savings Bank, MHC    NASDAQ         0.14            28.05      10.73     1,272,300        (8.96)     (7.21)
JXVL       Jacksonville Bancorp, Inc.        NASDAQ         1.81                       15.30     2,664,405        13.64      17.65
KFBI       Klamath First Bancorp             NASDAQ         5.63                       27.68    12,233,125         3.64       2.22
KNK        Kankakee Bancorp, Inc.            AMSE           0.77            16.04       8.13     1,433,718         3.16       6.54
KSAV       KS Bancorp, Inc.                  NASDAQ         0.35            12.85      12.85       663,263        (9.38)      0.69
KSBK       KSB Bancorp, Inc.                 NASDAQ         0.01             7.17       6.51       411,125        (4.55)      5.00
KYF        Kentucky First Bancorp, Inc.      AMSE           0.38                       21.03     1,388,625        (4.46)      0.00
LARK       Landmark Bancshares, Inc.         NASDAQ         0.81            19.20      15.40     1,914,022         0.78       2.38
LARL       Laurel Capital Group, Inc.        NASDAQ         0.09             9.23      11.90     1,512,667         0.00       5.08
LBCI       Liberty Bancorp, Inc.             NASDAQ         1.59            18.05       9.13     2,477,022         1.05      (4.00)
LBFI       L & B Financial, Inc.             NASDAQ         0.80            19.33      18.48     1,584,125         3.46       2.67
LFBI       Little Falls Bancorp, Inc.        NASDAQ         2.25                       11.99     3,041,750         7.23      12.66
LFCT       Leader Financial Corp.            NASDAQ         2.67            12.38      16.38     9,947,794         8.46      16.21
LFED       Leeds Federal Savings Bk, MHC     NASDAQ         0.11            16.98      17.78     3,448,000         0.92       0.00
LIFB       Life Bancorp, Inc.                NASDAQ         2.85            15.20      12.62    10,097,094         3.33       7.83
LISB       Long Island Bancorp, Inc.         NASDAQ         2.09            16.58      13.39    24,805,349         0.22      (6.04)
LOAN       Horizon Bancorp                   NASDAQ         5.74            18.60      16.95     1,386,757        16.36      52.38
LOGN       Logansport Financial Corp.        NASDAQ         1.38            18.44      25.27     1,322,500        15.69      10.28
LONF       London Financial Corporation      NASDAQ         2.20                       15.83       529,000        11.25       7.90
LSBI       LSB Financial Corp.               NASDAQ         0.56            22.00       8.94       931,495         4.76       1.54
LSBX       Lawrence Savings Bank             NASDAQ         4.64             7.88       8.85     4,245,250         8.83      29.08
LVSB       Lakeview Financial                NASDAQ         1.83            17.87      11.39     2,265,704         3.98      11.59
LXMO       Lexington B&L Financial Corp.     NASDAQ                                    21.67     1,265,000         3.70       7.69
MAFB       MAF Bancorp, Inc.                 NASDAQ         0.55             9.35       8.62    10,340,673         2.97       6.67
MARN       Marion Capital Holdings           NASDAQ         0.29            16.91      22.43     1,933,613         0.61       1.85
MASB       MASSBANK Corp.                    NASDAQ         0.68            10.54      10.19     2,719,860         1.54       0.76
MBBC       Monterey Bay Bancorp, Inc.        NASDAQ         1.56            41.80      13.94     3,307,063        (0.93)     12.63
MBLF       MBLA Financial Corp.              NASDAQ         0.03            22.14      14.94     1,371,738         0.00     (10.53)
MBSP       Mitchell Bancorp, Inc.            NASDAQ                                                               10.87
MCBN       Mid-Coast Bancorp, Inc.           NASDAQ         0.10            14.84       7.92       229,588        (5.00)     (0.65)
MCBS       Mid Continent Bancshares Inc.     NASDAQ         0.48            10.65      12.14     2,031,750         0.67       0.00
MDBK       Medford Savings Bank              NASDAQ         1.40            11.17      10.49     4,531,148         2.22      (1.08)


--------------------------------------------------------------------------------

                                  EXHIBIT I-b
                          ALL PUBLICLY TRADED THRIFTS
                                  MARKET DATA

                                                          Current       Current   Current     Current       Current      Current
                                                          Market         Stock    Price/       Price/     Price/Tang    Dividend
                                                           Value         Price    LTM EPS    Book Value    Book Value     Yield
Ticker     Institution                       Exchange      ($M)           ($)       (x)         (%)           (%)          (%)
------     -----------                       --------      ----           ---       ---         ---           ---          ---
MECH       Mechanics Savings Bank            NASDAQ        72.08         13.625                105.62        105.62      0.000
MERI       Meritrust Federal SB              NASDAQ        24.00         31.000     11.15      138.39        138.39      1.935
MFBC       MFB Corp.                         NASDAQ        33.56         17.000     23.94       89.05         89.05      1.412
MFCX       Marshalltown Financial Corp.      NASDAQ        22.94         16.250     50.78      117.24        117.24      0.000
MFFC       Milton Federal Financial Corp.    NASDAQ        31.63         14.000     18.92       93.90         93.90      3.714
MFLR       Mayflower Co-operative Bank       NASDAQ        13.11         14.750     13.29      117.81        120.51      3.254
MFSB       Mutual Bancompany                 NASDAQ         7.00         21.000     61.76      112.30        112.30      0.000
MFSL       Maryland Federal Bancorp          NASDAQ       105.49         34.250     12.36      114.36        116.18      1.927
MGNL       Mag  Bancorp, Inc.                NASDAQ       267.21         19.500     13.00      212.42        224.40      3.077
MIDC       MidConn Bank                      NASDAQ        36.77         19.250     27.90      105.31        125.49      3.117
MIFC       Mid-Iowa Financial Corp.          NASDAQ        10.10          6.000     10.00       93.46         93.60      1.333
MIVI       Mississippi View Holding Co.      NASDAQ        11.60         12.750     12.50       90.94         90.94      1.255
MLBC       ML Bancorp, Inc.                  NASDAQ       164.69         13.875     14.30      114.20        118.89      2.739
MORG       Morgan Financial Corp.            NASDAQ         9.59         11.500     13.37       92.59         92.59      2.087
MSBB       MSB Bancorp, Inc.                 NASDAQ        48.18         17.000     14.91       85.17        220.21      3.529
MSBF       MSB Financial, Inc.               NASDAQ        12.46         19.000     12.42       98.91         98.91      2.632
MSBK       Mutual Savings Bank, FSB          NASDAQ        22.44          5.250        NM       58.14         58.14      0.000
MSEA       Metropolitan Bancorp              NASDAQ        64.23         17.313     11.17      125.55        138.39      0.000
MWBI       Midwest Bancshares, Inc.          NASDAQ         9.08         26.000      7.26       98.26         98.26      2.000
MWBX       MetroWest Bank                    NASDAQ        53.79          3.875      8.61      145.13        145.13      2.581
MWFD       Midwest Federal Financial         NASDAQ        28.46         17.500     13.67      169.25        176.95      1.714
 SB        North American Savings Bank       NASDAQ        70.31         31.000      8.49      139.58        145.06      2.017
NBSI       North Bancshares, Inc.            NASDAQ        17.68         15.875     28.86       95.52         95.52      2.520
NEBC       Northeast Bancorp                 NASDAQ        15.45         12.750     13.28       93.00        110.77      2.510
NEIB       Northeast India  Bancorp          NASDAQ        24.72         12.625     15.78       89.35         89.35      2.376
NFSL       New n Savings Bank, FSB           NASDAQ        30.28         20.750      8.47      145.92        146.64      2.120
NHSL       NHS Financial, Inc.               NASDAQ        28.07         11.125     21.39      112.15        112.37      1.438
NHTB       New Hampshire Thrift Bncshrs      NASDAQ        18.61         11.000     11.46       95.57         95.57      4.545
NMSB       NewMil Bancorp, Inc.              NASDAQ        29.51          7.250     14.50       92.47         92.47      2.759
NSBK       North Side Savings Bank           NASDAQ       227.20         47.000     12.43      183.95        185.62      2.128
NSLB       NS&L Bancorp, Inc.                NASDAQ         9.49         12.500     18.38       74.81         74.81      4.000
NSSB       Norwich Financial Corp.           NASDAQ        88.97         16.500     16.34      121.41        134.69      2.909
NSSY       Norwalk Savings Society           NASDAQ        53.96         22.625     12.71      121.64        121.64      0.884
NTMG       Nutmeg Federal S&LA               NASDAQ         5.15          7.250     12.08       98.64         98.64      0.000
NWEQ       Northwest Equity Corp.            NASDAQ        10.28         10.875     11.82       80.86         80.86      3.678
NWSB       Northwest Savings Bank, MHC       NASDAQ       277.59         11.875     15.42      143.42        151.08      2.695
NYB        New York Bancorp Inc.            NYSE          347.63         30.250     10.65      219.52        219.52      2.645
OCFC       Ocean Financial Corp.             NASDAQ       191.88         22.875                                          0.000
OFCP       Ottawa Financial Corp.            NASDAQ        84.81         16.375     18.82      110.34        137.61      2.198
OHSL       OHSL Financial Corp.              NASDAQ        24.96         20.500     13.49       97.90         97.90      3.707
OSBF       OSB Financial Corp.               NASDAQ        26.39         23.750     48.47       84.04         84.04      2.695
PALM       Palfed, Inc.                      NASDAQ        70.55         13.500     15.88      131.45        137.90      0.593
PBCI       Pamrapo Bancorp, Inc.             NASDAQ        64.80         19.750     13.53      114.63        115.63      4.557
PBCT       People's Bank, MHC                NASDAQ       961.45         24.125     12.70      167.30        167.53      3.316
PBIX       Patriot Bank Corp.                NASDAQ        55.25         14.875                103.80        103.80      2.151
PBKB       People's Bancshares, Inc.         NASDAQ        35.36         10.500     10.00      127.27        134.10      2.667
PBNB       People's Savings Financial Cp.    NASDAQ        53.69         28.250     14.13      121.40        130.79      3.257
PCBC       Perry County Financial Corp.      NASDAQ        15.31         17.875     21.03      101.45        101.45      1.678
PCCI       Pacific Crest Capital             NASDAQ        24.17          8.250      6.71      104.30        104.30      0.000

                                                          1 Month Avg
                                                          Weekly Vol/     Price/        Price/                Price Change over:
                                                          Shares Out   LTM Core EPS     Assets      Shares    -----------------
Ticker     Institution                       Exchange         (%)           (x)          (%)     Outstanding  One Month    3 Months
------     -----------                       --------         ---           ---          ---     -----------  ---------    --------
MECH       Mechanics Savings Bank            NASDAQ                                      9.90     5,290,000         7.92
MERI       Meritrust Federal SB              NASDAQ          0.82          11.44        10.51       774,176        (1.59)     (8.82)
MFBC       MFB Corp.                         NASDAQ          0.95          24.64        15.94     1,973,980         6.25      21.43
MFCX       Marshalltown Financial Corp.      NASDAQ          1.21          54.17        18.30     1,411,475         3.17       4.43
MFFC       Milton Federal Financial Corp.    NASDAQ          0.83          20.90        17.78     2,263,797         4.67      14.29
MFLR       Mayflower Co-operative Bank       NASDAQ          0.17          14.18        11.41       889,000        (1.67)      6.31
MFSB       Mutual Bancompany                 NASDAQ          0.18          53.85        13.14       333,500        (1.18)      0.00
MFSL       Maryland Federal Bancorp          NASDAQ          3.49          17.47         9.59     3,160,068        14.64      19.65
MGNL       Mag  Bancorp, Inc.                NASDAQ          0.20          13.09        20.42    13,702,868       (11.36)      7.59
MIDC       MidConn Bank                      NASDAQ          0.82          29.17        10.01     1,910,061         2.67      17.56
MIFC       Mid-Iowa Financial Corp.          NASDAQ          0.01          10.17         8.76     1,682,880         0.00       0.00
MIVI       Mississippi View Holding Co.      NASDAQ          3.26          14.01        16.73       909,714         9.09      13.33
MLBC       ML Bancorp, Inc.                  NASDAQ          0.80          18.75         9.24    12,493,800         7.77      15.63
MORG       Morgan Financial Corp.            NASDAQ          2.52          13.86        12.94       834,058        (6.12)     (6.12)
MSBB       MSB Bancorp, Inc.                 NASDAQ          2.60          14.78         5.73     2,833,936         5.43      (1.45)
MSBF       MSB Financial, Inc.               NASDAQ          0.06          12.67        20.72       655,566        10.14      15.15
MSBK       Mutual Savings Bank, FSB          NASDAQ          0.55             NM         3.30     4,274,154        (2.33)     (4.55)
MSEA       Metropolitan Bancorp              NASDAQ          3.16          10.43         8.44     3,710,205         1.84      24.78
MWBI       Midwest Bancshares, Inc.          NASDAQ          0.27          10.44         6.55       349,379         4.00       0.97
MWBX       MetroWest Bank                    NASDAQ          0.53           8.61        10.97    13,882,235         3.33      (6.06)
MWFD       Midwest Federal Financial         NASDAQ          1.81          16.83        15.25     1,634,880        12.90      11.11
 SB        North American Savings Bank       NASDAQ          0.05           8.99         9.50     2,267,984         0.40       5.08
NBSI       North Bancshares, Inc.            NASDAQ          0.75          31.75        14.80     1,113,631        (2.31)      0.79
NEBC       Northeast Bancorp                 NASDAQ          0.16          17.23         7.03     1,203,486         0.00       2.00
NEIB       Northeast India  Bancorp          NASDAQ          1.11          15.78        16.89     2,061,670         1.00       6.32
NFSL       New n Savings Bank, FSB           NASDAQ          0.41           9.70        18.67     1,459,407        (5.68)      5.06
NHSL       NHS Financial, Inc.               NASDAQ          0.24          21.39         9.88     2,522,827        (1.11)      3.49
NHTB       New Hampshire Thrift Bncshrs      NASDAQ          0.84          12.22         7.20     1,691,803        10.69      12.82
NMSB       NewMil Bancorp, Inc.              NASDAQ          1.08          14.80         9.54     4,069,890         3.57       5.45
NSBK       North Side Savings Bank           NASDAQ          1.41          14.33        13.73     4,833,997         4.44      30.56
NSLB       NS&L Bancorp, Inc.                NASDAQ          0.78          21.19        17.43       799,034         2.04       0.00
NSSB       Norwich Financial Corp.           NASDAQ          2.20          16.84        12.17     5,392,191         6.45      16.81
NSSY       Norwalk Savings Society           NASDAQ          3.33          21.75         8.85     2,384,893         2.26       7.43
NTMG       Nutmeg Federal S&LA               NASDAQ          1.66          21.97         5.65       710,169        (9.38)      0.00
NWEQ       Northwest Equity Corp.            NASDAQ          0.82          12.50        11.20       945,392         6.10       6.10
NWSB       Northwest Savings Bank, MHC       NASDAQ          0.21          14.84        14.78    23,376,000        10.47      (1.04)
NYB        New York Bancorp Inc.            NYSE             0.37          11.33        11.91    11,491,858        (5.10)     20.40
OCFC       Ocean Financial Corp.             NASDAQ                                                                 5.78
OFCP       Ottawa Financial Corp.            NASDAQ          1.63          19.26        11.34     5,414,546         1.55       0.00
OHSL       OHSL Financial Corp.              NASDAQ          0.16          13.76        11.94     1,217,386         2.50       1.86
OSBF       OSB Financial Corp.               NASDAQ          0.34          29.32        10.55     1,110,984         3.83      (1.25)
PALM       Palfed, Inc.                      NASDAQ          3.23          18.75        11.06     5,225,571         5.88       6.93
PBCI       Pamrapo Bancorp, Inc.             NASDAQ          0.52          13.53        17.73     3,280,964         3.95      (1.25)
PBCT       People's Bank, MHC                NASDAQ          1.00          15.67        12.91    39,812,942        10.29       9.04
PBIX       Patriot Bank Corp.                NASDAQ          1.65                       13.92     3,908,995        12.26      14.42
PBKB       People's Bancshares, Inc.         NASDAQ          1.30          14.79         6.74     3,367,395         5.00       6.33
PBNB       People's Savings Financial Cp.    NASDAQ          8.73          14.41        12.29     1,900,613        13.00      35.33
PCBC       Perry County Financial Corp.      NASDAQ          2.16          19.02        19.04       856,452         2.14       2.14
PCCI       Pacific Crest Capital             NASDAQ          0.98           8.97         8.41     2,959,698         0.00      (1.49)

                                            EXHIBIT I-b
                                            ALL PUBLICLY TRADED THRIFTS
                                            MARKET DATA


                                                            Current    Current   Current     Current       Current      Current
                                                            Market      Stock    Price/       Price/      Price/Tang    Dividend
                                                             Value      Price    LTM EPS    Book Value    Book Value     Yield
Ticker     Institution                         Exchange      ($M)        ($)       (x)         (%)           (%)          (%)
------     -----------                         --------      ----        ---       ---         ---           ---          ---
PDB        Piedmont Bancorp, Inc.              AMSE             42.32   16.000                   114.20        114.20      3.000
PEEK       Peekskill Financial Corp.           NASDAQ           52.09   13.375                    91.74         91.74      2.692
PERM       Permanent Bancorp, Inc.             NASDAQ           34.70   16.250      25.00         86.34         87.46      1.846
PETE       Primary Bank                        NASDAQ           24.94   12.750         NM         99.53         99.84      0.000
PFDC       Peoples Bancorp                     NASDAQ           45.15   19.250      11.26        104.28        104.28      3.117
PFED       Park Bancorp, Inc.                  NASDAQ           29.38   10.875                                             0.000
PFFB       PFF Bancorp, Inc.                   NASDAQ          251.70   12.688                    86.67         87.68      0.000
PFFC       Peoples Financial Corp.             NASDAQ           17.15   11.500                                             0.000
PFNC       Progress Financial Corporation      NASDAQ           23.31    6.250       7.02        119.50        120.42      1.280
PFSB       PennFed Financial Services, Inc     NASDAQ           86.83   18.000      11.61         87.80        110.23      0.000
PFSL       Pocahontas FS&LA, MHC               NASDAQ           24.36   15.000      12.40        108.85        108.85      5.600
PHBK       Peoples Heritage Finl Group         NASDAQ          585.32   23.250      11.57        159.79        178.71      2.925
PHFC       Pittsburgh Home Financial Corp      NASDAQ           25.91   11.875                    85.25         85.25      1.684
PKPS       Poughkeepsie Savings Bank, FSB      NASDAQ           62.75    5.000       4.67         88.50         88.50      2.000
PLE        Pinacle Bank                        AMSE             16.02   18.000       9.78        105.63        109.49      4.000
PMFI       Perpetual Midwest Financial         NASDAQ           36.28   18.250      24.66        101.96        101.96      1.644
POBS       Portsmouth Bank Shares              NASDAQ           73.15   12.750      12.62        109.54        109.54      4.706
PRBC       Prestige Bancorp, Inc.              NASDAQ           11.32   11.750                    74.09         74.09      0.000
PROV       Provident Financial Holdings        NASDAQ           62.14   12.125                                             0.000
PSAB       Prime Bancorp, Inc.                 NASDAQ           70.78   19.000      11.73        121.95        130.05      3.579
PSBK       Progressive Bank, Inc.              NASDAQ           83.38   31.500       9.81        116.06        133.59      2.540
PSSB       Palm Springs Savings Bank           NASDAQ           15.87   14.031      13.11        132.37        132.37      0.000
PTRS       Potters Financial Corp.             NASDAQ            7.85   15.500      14.22         74.06         74.06      1.548
PULB       Pulaski Bank, Savings Bk, MHC       NASDAQ           26.70   12.750      16.78        116.65        116.65      6.275
PULS       Pulse Bancorp                       NASDAQ           52.60   17.250      12.50        133.72        133.72      4.058
PVFC       PVF Capital Corp.                   NASDAQ           36.59   15.750      11.01        171.57        171.57      0.000
PVSA       Parkvale Financial Corporation      NASDAQ           91.41   28.250       9.88        131.03        131.58      2.301
PWBC       PennFirst Bancorp, Inc.             NASDAQ           53.11   13.500      13.37        109.76        121.40      2.667
PWBK       Pennwood Savings Bank               NASDAQ            6.71   11.000                                             0.000
QCBC       Quaker City Bancorp, Inc.           NASDAQ           55.30   14.500      15.76         81.41         81.78      0.000
QCFB       QCF Bancorp, Inc.                   NASDAQ           25.27   15.750                    88.38         88.38      0.000
QCSB       Queens County Bancorp, Inc.         NASDAQ          299.73   37.250      12.98        138.79        138.79      2.685
RARB       Raritan Bancorp Inc.                NASDAQ           33.30   21.625      11.75        121.15        124.14      2.775
RCSB       RCSB Financial Inc.                 NASDAQ          333.49   26.875      12.50        131.29        135.94      1.786
REDF       RedFed Bancorp Inc.                 NASDAQ           76.48   10.813         NM         89.29         89.29      0.000
RELI       Reliance Bancshares, Inc.           NASDAQ           22.10    8.625                    75.33                    0.000
RELY       Reliance Bancorp, Inc.              NASDAQ          165.46   18.125      13.84        107.69        158.85      3.090
RFED       Roosevelt Financial Group           NASDAQ          737.55   17.500      13.89        159.38        168.11      3.543
ROSE       TR Financial Corp.                  NASDAQ          255.20   28.625       9.80        123.33        123.33      2.515
RVSB       Riverview Savings Bank, MHC         NASDAQ           33.76   15.375      12.30        143.29        160.83      1.431
SBCN       Suburban Bancorporation, Inc.       NASDAQ           24.43   16.500      31.13         94.39         94.39      3.636
SBFL       SB of the Finger Lakes, MHC         NASDAQ           27.44   15.375                   135.94        135.94      2.602
SCCB       S. Caroli  Community Bancshrs       NASDAQ           11.03   15.000      22.39         89.66         89.66      4.000
SCSL       Suncoast Savings and Loan           NASDAQ           14.35    7.188      11.78        107.93        108.25      0.000
SECP       Security Capital Corporation        NASDAQ          591.46   63.500      18.68        112.13        112.13      0.945
SFB        Standard Federal Bancorp            NYSE          1,367.11   43.750      11.02        142.32        181.76      1.829

                                                      1 Month Avg
                                                      Weekly Vol/       Price/        Price/
                                                      Shares Out     LTM Core EPS     Assets      Shares    Price Change over:
Ticker  Institution                         Exchange      (%)             (x)          (%)     Outstanding  One Month    3 Months
------  -----------                         --------      ---             ---          ---     -----------  ---------    --------
PDB     Piedmont Bancorp, Inc.              AMSE           0.58                      32.88     2,645,000        13.27      19.63
PEEK    Peekskill Financial Corp.           NASDAQ         1.32                      28.66     4,099,750         4.90      13.83
PERM    Permanent Bancorp, Inc.             NASDAQ         0.93            25.00      8.46     2,140,672        (1.52)      1.18
PETE    Primary Bank                        NASDAQ         1.40               NM      6.11     1,955,688         7.37       4.08
PFDC    Peoples Bancorp                     NASDAQ         0.18            11.26     16.24     2,345,512         0.00      (4.94)
PFED    Park Bancorp, Inc.                  NASDAQ                                                               2.95
PFFB    PFF Bancorp, Inc.                   NASDAQ         5.47                      11.73    19,837,500        11.54      11.54
PFFC    Peoples Financial Corp.             NASDAQ
PFNC    Progress Financial Corporation      NASDAQ         0.56             8.68      6.70     3,730,000         4.17       0.00
PFSB    PennFed Financial Services, Inc     NASDAQ         2.02            11.69      7.99     4,823,665         1.41      14.29
PFSL    Pocahontas FS&LA, MHC               NASDAQ         0.01            12.10      6.46     1,624,088         3.45       1.69
PHBK    Peoples Heritage Finl Group         NASDAQ         2.52            11.02     13.39    25,174,884        10.71      12.05
PHFC    Pittsburgh Home Financial Corp      NASDAQ         3.58                      14.08     2,182,125        13.10      17.28
PKPS    Poughkeepsie Savings Bank, FSB      NASDAQ         1.72             3.45      7.47    12,549,325        (2.44)     (4.76)
PLE     Pinacle Bank                        AMSE           0.39            10.98      8.59       889,824         4.35       9.92
PMFI    Perpetual Midwest Financial         NASDAQ         0.83            27.65      9.47     1,988,082         5.80       4.29
POBS    Portsmouth Bank Shares              NASDAQ         0.81            14.83     27.41     5,736,913        (0.97)     (6.42)
PRBC    Prestige Bancorp, Inc.              NASDAQ                                   11.03       963,023        10.59
PROV    Provident Financial Holdings        NASDAQ                                                              11.49
PSAB    Prime Bancorp, Inc.                 NASDAQ         0.36            12.58     10.98     3,725,056         1.33       5.20
PSBK    Progressive Bank, Inc.              NASDAQ         0.29             9.49      9.25     2,646,833         8.27       6.78
PSSB    Palm Springs Savings Bank           NASDAQ         0.02            15.94      8.47     1,130,946         0.67       1.12
PTRS    Potters Financial Corp.             NASDAQ         0.14            14.35      6.84       506,169         0.00      (3.49)
PULB    Pulaski Bank, Savings Bk, MHC       NASDAQ         0.07            20.24     14.88     2,094,000         3.03      (8.93)
PULS    Pulse Bancorp                       NASDAQ         0.03            12.50     10.42     3,049,378         0.73      (1.43)
PVFC    PVF Capital Corp.                   NASDAQ         0.15            12.50     11.50     2,323,436        12.50      27.71
PVSA    Parkvale Financial Corporation      NASDAQ         0.46            10.58      9.94     3,235,643         4.63       7.11
PWBC    PennFirst Bancorp, Inc.             NASDAQ         0.25            14.06      7.63     3,938,712        (1.82)      3.85
PWBK    Pennwood Savings Bank               NASDAQ                                                              14.29
QCBC    Quaker City Bancorp, Inc.           NASDAQ         1.75            16.29      7.63     3,813,600        (0.85)      1.75
QCFB    QCF Bancorp, Inc.                   NASDAQ         1.40                      19.28     1,782,750         6.78       5.00
QCSB    Queens County Bancorp, Inc.         NASDAQ         0.73            13.02     23.02     8,046,433         5.67       6.24
RARB    Raritan Bancorp Inc.                NASDAQ         0.22            11.82      8.93     1,422,689         2.37       4.22
RCSB    RCSB Financial Inc.                 NASDAQ         3.61            12.80      8.24    12,408,986         2.38       4.37
REDF    RedFed Bancorp Inc.                 NASDAQ         3.21               NM      5.25     4,082,511        10.90      18.50
RELI    Reliance Bancshares, Inc.           NASDAQ         2.03                      46.27     2,562,344         7.81      11.29
RELY    Reliance Bancorp, Inc.              NASDAQ         7.88            14.62      9.28     9,128,739         4.32      17.89
RFED    Roosevelt Financial Group           NASDAQ         2.56            10.12      7.91    42,145,561         2.19      (2.78)
ROSE    TR Financial Corp.                  NASDAQ         3.89            12.34      8.30     8,915,189         3.15       8.53
RVSB    Riverview Savings Bank, MHC         NASDAQ         0.12            13.37     15.79     2,195,781         2.50       2.50
SBCN    Suburban Bancorporation, Inc.       NASDAQ         1.11            21.43     12.39     1,480,732        (1.49)     15.79
SBFL    SB of the Finger Lakes, MHC         NASDAQ         0.05                      13.90     1,785,000        (5.38)     (3.91)
SCCB    S. Caroli  Community Bancshrs       NASDAQ         0.68            22.39     24.98       735,410        (9.09)     (9.09)
SCSL    Suncoast Savings and Loan           NASDAQ         2.25               NM      3.57     1,996,930         4.55      18.61
SECP    Security Capital Corporation        NASDAQ         0.85            17.84     17.21     9,314,365         4.53       2.11
SFB     Standard Federal Bancorp            NYSE           0.63            12.64      8.99    31,324,268         2.94      14.01

                          EXHIBIT I-b
                          ALL PUBLICLY TRADED THRIFTS
                          MARKET DATA



                                                       Current  Current Current   Current      Current    Current  1 Month Avg
                                                        Market   Stock   Price/    Price/    Price/ Tang Dividend  Weekly Vol/
                                                        Value    Price  LTM EPS  Book Value  Book Value    Yield   Shares Out
Ticker  Institution                            Exchange  ($M)     ($)     (x)       (%)          (%)        (%)        (%)
------  -----------                            --------  ----     ---     ---       ---          ---        ---        ---
SFBM    Security Bancorp                       NASDAQ     31.80  21.750   12.95      103.57       120.77    3.034         0.51
SFED    SFS Bancorp, Inc.                      NASDAQ     17.42  13.000   15.48       75.41        75.41    1.846         1.71
SFFC    StateFed Financial Corporation         NASDAQ     13.42  16.500   14.86       89.92        89.92    2.424         0.86
SFIN    Statewide Financial Corp.              NASDAQ     65.28  12.500               94.13        94.41    3.200         1.90
SFNB    Security First Network Bank            NASDAQ    202.75  25.000              379.94       384.62    0.000         2.36
SFSB    SuburbFed Financial Corp.              NASDAQ     21.68  17.250   12.87       83.25        83.74    1.855         0.10
SFSL    Security First Corp.                   NASDAQ     70.25  14.250   10.88      125.99       128.49    3.088         0.54
SGVB    SGV Bancorp, Inc.                      NASDAQ     24.78   9.563               80.09        80.09    0.000         1.03
SHEN    First Shengo Bancorp, Inc.             NASDAQ     46.56  20.500   13.49       99.85        99.85    2.341         0.26
SHFC    Seven Hills Financial Corp.            NASDAQ      9.52  17.750   59.17       98.67        98.67    2.028         0.00
SISB    SIS Bancorp, Inc.                      NASDAQ    127.33  22.250    8.00      139.32       139.32    0.000         5.50
SJSB    SJS Bancorp                            NASDAQ     20.88  21.250   23.10      118.72       118.72    2.071         0.62
SMBC    Southern Missouri Bancorp, Inc         NASDAQ     24.24  14.250   18.04       92.47        92.47    3.509         0.16
SMFC    Sho-Me Financial Corp.                 NASDAQ     33.95  20.625   16.37      105.28       105.28    0.000         5.02
SOBI    Sobieski Bancorp, Inc.                 NASDAQ     10.25  12.250   33.11       72.61        72.61    0.000         2.22
SOPN    First Savings Bancorp, Inc.            NASDAQ     65.52  17.500   17.86       98.09        98.09    3.886         0.32
SOSA    Somerset Savings Bank                  NASDAQ     33.30   2.000   15.38      116.96       116.96    0.000         5.55
SPBC    St. Paul Bancorp, Inc.                 NASDAQ    456.45  25.375   13.22      121.53       121.94    1.892         2.58
SRN     Southern Banc Company, Inc             AMSE       18.91  13.000               84.86        85.75    2.692         0.31
SSB     Scotland Bancorp, Inc                  AMSE       24.38  13.250               98.66        98.66    2.264         0.92
SSBK    Strongsville Savings Bank              NASDAQ     56.31  22.250   11.59      132.36       135.09    2.157         0.12
SSM     Stone Street Bancorp, Inc.             AMSE       32.62  17.875               85.12        85.12    2.462         0.88
STFR    St. Francis Capital Corp.              NASDAQ    143.86  25.750   10.43      110.09       115.32    1.553         0.78
STND    Standard Financial, Inc.               NASDAQ    265.62  16.250   15.93       99.75        99.94    1.969         0.60
STSA    Sterling Financial Corp.               NASDAQ     73.26  13.500   15.00      122.62       151.35    0.000         2.05
SVRN    Sovereign Bancorp, Inc.                NASDAQ    539.11  10.875   10.16      140.32       206.75    0.772         2.23
SWBI    Southwest Bancshares                   NASDAQ     47.98  26.875   13.71      120.52       120.52    4.019         0.20
SWCB    Sandwich Co-operative Bank             NASDAQ     43.26  23.000   11.86      116.81       124.39    4.348         1.23
SZB     SouthFirst Bancshares, Inc.            AMSE       10.48  12.500   21.19       82.67        82.67    4.000         0.73
TBK     Tolland Bank                           AMSE       13.60  11.750   10.78       99.66       104.26    0.000         0.84
TCB     TCF Financial Corp.                    NYSE    1,315.46  37.625   13.20      251.17       262.56    1.993         0.84
THBC    Troy Hill Bancorp, Inc.                NASDAQ     21.09  19.750   18.46      118.05       118.05    2.025         5.81
THIR    Third Financial Corp.                  NASDAQ     36.63  32.250   18.22      127.82       127.82    2.357         0.11
THR     Three Rivers Financial Corp.           AMSE       11.07  12.875               84.87        85.26    2.330         0.70
THRD    TF Financial Corporation               NASDAQ     62.85  14.625   14.48       81.39        81.39    2.188         1.63
TPNZ    Tappan Zee Financial, Inc.             NASDAQ     19.05  12.375               89.41        89.41    1.616         2.42
TRIC    Tri-County Bancorp, Inc.               NASDAQ     11.19  18.375   17.84       90.16        90.16    2.721         0.00
TSBS    Trenton SB, MHC                        NASDAQ    133.69  15.000              133.57       136.61    2.333         0.52
TSH     Teche Holding Co.                      AMSE       50.60  13.250   14.10       90.01        90.01    3.774         0.72
TWIN    Twin City Bancorp                      NASDAQ     15.02  16.750   12.98      106.42       106.42    3.821         0.26
UBMT    United Financial Corp.                 NASDAQ     22.33  18.250   13.62       91.11        91.11    4.822         0.21
UFRM    United Federal Savings Bank            NASDAQ     22.22   7.250   10.98      107.73       107.73    2.759         0.21
VABF    Virginia Beach Fed. Financial          NASDAQ     40.96   8.250   20.63       99.40        99.40    1.939         0.90
VAFD    Valley Federal Savings Bank            NASDAQ     14.49  39.500   69.30      151.05       151.05    1.519         0.43
VFFC    Virginia First Financial Corp.         NASDAQ     77.86  13.563    6.49      127.59       131.68    0.737         0.27


                                                             Price/     Price/
                                                          LTM Core EPS  Assets    Shares    Price Change over:
                                                                                            ------------------
Ticker  Institution                            Exchange       (x)        (%)   Outstanding  One Month    3 Months
------  -----------                            --------       ---        ---   -----------  ---------    --------
SFBM    Security Bancorp                       NASDAQ            17.26    8.54   1,462,182          1.16    7.41
SFED    SFS Bancorp, Inc.                      NASDAQ            15.29   10.22   1,292,450         (1.89)   7.22
SFFC    StateFed Financial Corporation         NASDAQ            14.86   17.50     813,485          6.45    2.33
SFIN    Statewide Financial Corp.              NASDAQ                     9.32   5,058,152          4.17    2.04
SFNB    Security First Network Bank            NASDAQ                   189.11   8,092,792         (7.41) (32.89)
SFSB    SuburbFed Financial Corp.              NASDAQ            14.74    5.73   1,257,019          0.00    0.00
SFSL    Security First Corp.                   NASDAQ            10.33   11.93   4,929,612         (1.72)   0.00
SGVB    SGV Bancorp, Inc.                      NASDAQ                     7.83   2,727,656          9.29    7.75
SHEN    First She ngo Bancorp, Inc.            NASDAQ            14.14   12.66   2,281,250         (1.20)  (4.65)
SHFC    Seven Hills Financial Corp.            NASDAQ            61.21   20.92     536,472          0.00   10.94
SISB    SIS Bancorp, Inc.                      NASDAQ             7.92   10.52   5,722,600         10.56   27.14
SJSB    SJS Bancorp                            NASDAQ            23.61   13.85     982,622          6.25    4.94
SMBC    Southern Missouri Bancorp, Inc         NASDAQ            19.52   15.17   1,724,013          3.64   (3.39)
SMFC    Sho-Me Financial Corp.                 NASDAQ            16.91   12.76   1,732,674         21.32   30.95
SOBI    Sobieski Bancorp, Inc.                 NASDAQ            33.11   13.42     836,860          4.26    2.08
SOPN    First Savings Bancorp, Inc.            NASDAQ            17.86   25.50   3,744,000          2.94   (7.89)
SOSA    Somerset Savings Bank                  NASDAQ            15.38    6.51  16,651,602         33.33   33.33
SPBC    St. Paul Bancorp, Inc.                 NASDAQ            13.50   10.52  17,988,321          1.75   10.33
SRN     Southern Banc Company, Inc             AMSE                      17.23   1,454,750         (1.89)  (1.89)
SSB     Scotland Bancorp, Inc                  AMSE                      34.59   1,840,000          8.16    8.16
SSBK    Strongsville Savings Bank              NASDAQ            13.01   10.64   2,530,800          4.71    2.30
SSM     Stone Street Bancorp, Inc.             AMSE                      30.21   1,825,050          5.93    5.93
STFR    St. Francis Capital Corp.              NASDAQ            14.07   10.82   5,586,837          0.00    1.48
STND    Standard Financial, Inc.               NASDAQ            17.47   11.68  16,345,875         (1.14)   6.56
STSA    Sterling Financial Corp.               NASDAQ            15.88    4.96   5,426,398          0.00   (3.57)
SVRN    Sovereign Bancorp, Inc.                NASDAQ            10.56    5.87  49,573,278          6.10    8.10
SWBI    Southwest Bancshares                   NASDAQ            13.78   13.52   1,794,474          0.00   (0.46)
SWCB    Sandwich Co-operative Bank             NASDAQ            12.85    9.62   1,880,769          9.52   16.46
SZB     SouthFirst Bancshares, Inc.            AMSE              36.76   11.92     863,200         (1.96)  (0.99)
TBK     Toll and Bank                          AMSE              10.59    6.07   1,157,500         13.25   20.51
TCB     TCF Financial Corp.                    NYSE              13.83   18.79  34,960,450          1.01   16.22
THBC    Troy Hill Bancorp, Inc.                NASDAQ            20.15   26.20   1,067,917         42.34   46.30
THIR    Third Financial Corp.                  NASDAQ            20.28   23.50   1,135,954          0.00    0.78
THR     Three Rivers Financial Corp.           AMSE                      13.00     859,625          0.00   (2.83)
THRD    TF Financial Corporation               NASDAQ            14.92   12.48   4,514,057         (0.43)   0.86
TPNZ    Tappan Zee Financial, Inc.             NASDAQ                    16.13   1,553,062         (3.88)   2.61
TRIC    Tri-County Bancorp, Inc.               NASDAQ            18.19   14.58     608,749          0.00   (0.68)
TSBS    Trenton SB, MHC                        NASDAQ                    25.84   8,912,500         10.09    7.60
TSH     Teche Holding Co.                      AMSE              14.25   13.84   3,871,000          2.91    0.95
TWIN    Twin City Bancorp                      NASDAQ            14.57   14.54     896,564          1.52    1.52
UBMT    United Financial Corp.                 NASDAQ            14.37   21.43   1,223,312         (0.68)   0.00
UFRM    United Federal Savings Bank            NASDAQ            12.95    8.70   3,065,064         (6.45) (12.12)
VABF    Virginia Beach Fed. Financial          NASDAQ            63.46    6.73   4,965,094          0.00   10.00
VAFD    Valley Federal Savings Bank            NASDAQ            80.61   12.23     366,860         17.91   23.44
VFFC    Virginia First Financial Corp.         NASDAQ            13.56   10.43   5,740,503         13.03   (3.12)



                                  EXHIBIT I-b
                                  ALL PUBLICLY TRADED THRIFTS
                                  MARKET DATA

                                                      Current  Current Current   Current     Current    Current   1 Month Avg
                                                       Market   Stock   Price/    Price/   Price/Tang   Dividend  Weekly Vol/
                                                       Value    Price  LTM EPS  Book Value  Book Value   Yield    Shares Out
Ticker  Institution                         Exchange    ($M)     ($)     (x)       (%)         (%)        (%)         (%)
------  -----------                         --------    ----     ---     ---       ---         ---        ---         ---
WAMU    Washington Mutual Inc.               NASDAQ   2,541.06  35.250   12.41      178.66      199.83     2.610        2.52
WAYN    Wayne Savings & Loan Co. MHC         NASDAQ      28.42  19.000   18.27      122.58      122.58     4.632        0.18
WBST    Webster Financial Corporation        NASDAQ     277.47  34.250   14.04      140.25      183.84     2.102        1.82
WCBI    Westco Bancorp                       NASDAQ      57.02  21.750   15.76      118.21      118.21     2.207        0.06
WCFB    Webster City Federal SB, MHC         NASDAQ      28.35  13.500   25.00      130.06      130.06     5.926        0.09
WCHI    Workingmens Capital Holdings         NASDAQ      39.11  21.625   21.20      147.81      147.81     1.665        2.26
WEFC    Wells Financial Corp.                NASDAQ      25.98  12.500   15.43       93.56       93.56     0.000        2.87
WES     Westcorp                             NYSE       529.30  20.375   13.49      169.23      169.79     1.963        0.25
WFCO    Winton Financial Corp.               NASDAQ      24.46  12.313    9.93      116.05      119.08     3.411        0.11
WFSL    Washington Federal, Inc.             NASDAQ     929.42  22.000   11.11      155.59      163.33     4.182        1.05
WHGB    WHG Bancshares Corp.                 NASDAQ      19.64  12.125                                     0.000        0.75
WLDN    Walden Bancorp, Inc.                 NASDAQ     163.58  30.750   16.10      168.22      195.36     2.081        6.70
WOFC    Western Ohio Financial Corp.         NASDAQ      45.05  20.000   21.05       83.02       88.26     5.000        0.71
WRNB    Warren Bancorp, Inc.                 NASDAQ      48.35  13.250    8.60      154.79      154.79     3.321        1.05
WSB     Washington Savings Bank, FSB         AMSE        21.10   5.000    9.09      100.60      100.60     2.000        0.13
WSFS    WSFS Financial Corporation           NASDAQ     115.84   8.375    4.48      156.25      158.02     0.000        0.76
WSTR    WesterFed Financial Corp.            NASDAQ      67.03  15.250   14.25       85.29       85.29     2.361        1.17
WVFC    WVS Financial Corporation            NASDAQ      38.21  22.000   10.68      112.24      112.24     1.818        0.34
WWFC    Westwood Financial Corporation       NASDAQ       8.57  13.250                                     0.000
WYNE    Wayne Bancorp, Inc.                  NASDAQ      30.96  13.875               84.40       84.40     0.000
YFCB    Yonkers Financial Corporation        NASDAQ      42.85  12.000               87.40       87.40     1.667        6.69
YFED    York Financial Corp.                 NASDAQ     110.34  18.125   11.12      117.92      117.92     3.310        0.34

Average                                                 133.99  18.079   16.16      114.46      118.18      1.96        1.39


                                                          Price/       Price/                 Price Change over:
                                                       LTM Core EPS    Assets      Shares     --------------------
Ticker  Institution                         Exchange       (x)          (%)     Outstanding   One Month   3 Months
------  -----------                         --------       ---          ---     -----------   ---------   --------
WAMU    Washington Mutual Inc.               NASDAQ          12.46      11.38    72,086,750       (3.75)    21.55
WAYN    Wayne Savings & Loan Co. MHC         NASDAQ          19.19      11.36     1,495,707       (3.80)    (8.43)
WBST    Webster Financial Corporation        NASDAQ          13.33       7.23     8,101,382        6.20     19.65
WCBI    Westco Bancorp                       NASDAQ          15.54      18.27     2,621,643        0.00      0.00
WCFB    Webster City Federal SB, MHC         NASDAQ          25.96      29.11     2,100,000        8.00      1.89
WCHI    Workingmens Capital Holdings         NASDAQ          21.00      18.78     1,808,560        2.98      8.13
WEFC    Wells Financial Corp.                NASDAQ          15.24      13.54     2,078,125        2.04      9.89
WES     Westcorp                             NYSE            33.40      17.48    25,977,094       10.14     13.19
WFCO    Winton Financial Corp.               NASDAQ          11.84       8.65     1,986,152        9.45     (8.79)
WFSL    Washington Federal, Inc.             NASDAQ          11.58      18.44    42,246,383       (1.68)     5.39
WHGB    WHG Bancshares Corp.                 NASDAQ                                               10.23     10.23
WLDN    Walden Bancorp, Inc.                 NASDAQ          15.45      15.55     5,319,700       51.85     59.74
WOFC    Western Ohio Financial Corp.         NASDAQ          33.33      13.89     2,309,342       (4.76)   (11.11)
WRNB    Warren Bancorp, Inc.                 NASDAQ           8.95      13.97     3,683,427       10.42      7.07
WSB     Washington Savings Bank, FSB         AMSE            11.90       8.28     4,220,206        0.00     (8.09)
WSFS    WSFS Financial Corporation           NASDAQ           6.75       8.82    13,832,198        8.06     13.56
WSTR    WesterFed Financial Corp.            NASDAQ          15.10      11.89     4,395,204        5.17      6.57
WVFC    WVS Financial Corporation            NASDAQ          11.58      14.72     1,736,760        7.98      7.32
WWFC    Westwood Financial Corporation       NASDAQ                                               21.84     23.26
WYNE    Wayne Bancorp, Inc.                  NASDAQ                     14.62     2,231,383       11.00
YFCB    Yonkers Financial Corporation        NASDAQ                     17.65     3,570,750       16.36     21.52
YFED    York Financial Corp.                 NASDAQ          12.50       9.94     6,087,722       12.40      6.62

Average                                                      17.25      13.58     6,294,261        4.36      6.32

                               EXHIBIT 2
                               COMPARATIVE GROUP
                               GENERAL DATA

                                                                   Number                                     Equity/
                                                                        of     FTE        Assets   Deposits    Assets      Holding
Ticker  Institution                        City            State   Offices   Employees     ($000)    ($000)        (%)     Company
------  -----------                        ----            -----  --------   ---------    ------   --------   -------      -------
SRN     Southern Banc Company, Inc         Gadsden          AL           4         29    109,768     86,778      20.31        Y
CCFH    CCF Holding Company                Jonesboro        GA           3                79,325     60,696      21.19        Y
GWBC    Gateway Bancorp, Inc.              Catlettsburg     KY           2          9     71,260     53,396      24.86        Y
HFFB    Harrodsburg First Fin Bancorp      Harrodsburg      KY           2         15    109,578     77,845      28.13        Y
KYF     Kentucky First Bancorp, Inc.       Cynthia          KY           2         21     88,296     51,778      21.77        Y
CZF     CitiSave Financial Corp            Baton Rouge      LA           5         43     76,128     61,752      16.73        Y
NSLB    NS&L Bancorp, Inc.                 Neosho           MO           2                57,288     42,997      23.31        Y
KSAV    KS Bancorp, Inc.                   Kenly            NC           5         39    256,986    187,424      26.00        Y
SOPN    First Savings Bancorp, Inc.        Southern Pines   NC           3         24     93,536     75,990      14.79        Y
SCCB    S. Carolina   Community Bancshrs   Winnsboro        SC           1                44,161     31,274      27.87        Y
BFSB    Bedford Bancshares, Inc.           Bedford          VA           3         36    121,783     94,130      15.22        Y

        Comp Group Average                                               3         27    100,737     74,915      21.83
        Comp Group Median                                                3         27     88,296     61,752      21.77




        North Carolina Average                                           5         52    207,689    149,443      24.01
        North Carolina Median                                            3         30    131,888    108,804      26.00
        Southeast Region Average                                        11        189    515,520    360,239      13.96
        All Publicly Traded Thrifts Average                             17        338  1,345,969    900,683      12.45
        Home Savings                                                     1         11     81,304     69,669      13.83       Y

                                   EXHIBIT 3
                               COMPARATIVE GROUP
                             FINANCIAL PERFORMANCE
                             ---------------------

                                                                                                   Net Interest
                                                                     Core Earnings                 Income/        Noninterest
                                          Return on     Return on      Return on     Return on    Avg Assets      Income/
                                          Avg Assets    Avg Equity    Avg Assets    Avg Equity           (%)      Avg Assets
Ticker   Institution                             (%)           (%)          (%)           (%)          LTM            (%)
------   -----------                             ---           ---          ---           ---          ---            ---
SRN      Southern Banc Company, Inc            0.54          3.96                                      2.70          0.07
CCFH     CCF Holding Company                   0.97          4.91          0.97         4.91           3.79          0.46
GWBC     Gateway Bancorp, Inc.                 1.05          4.05          1.05         4.05           2.79          0.04
HFFB     Harrodsburg First Fin Bancorp         1.17          4.52                                      3.29          0.12
KYF      Kentucky First Bancorp, Inc.          1.12          6.44                                      3.62          0.16
CZF      CitiSave Financial Corp               1.21          6.68                                      3.83          1.41
NSLB     NS&L Bancorp, Inc.                    0.97          4.08                                      3.17          0.27
KSAV     KS Bancorp, Inc.                      1.53          5.86          1.51         5.77           3.65          0.14
SOPN     First Savings Bancorp, Inc.           1.11          6.90          1.11         6.90           3.72          0.16
SCCB     S. Carolina Community Bancshrs        1.11          3.80          1.11         3.80           4.00          0.09
BFSB     Bedford Bancshares, Inc.              1.29          7.96          1.29         7.96           3.99          0.52

         Comp Group Average                    1.10          5.38          1.17         5.57           3.50          0.31
         Comp Group Median                     1.11          4.91          1.11         5.34           3.65          0.16


         North Carolina Average                1.02          6.24          0.92         6.32           3.64          0.27
         North Carolina Median                 1.02          6.69          0.92         6.32           3.65          0.18
         Southeast Region Average              0.94          8.73          0.92         6.32           3.35          0.56
         All Publicly Traded Thrifts Avera     0.89          8.52          0.92         6.32           3.27          0.43
         Home Savings                          0.86          6.19          0.86         6.19           2.92          0.05
         Home Savings Pro Forma                1.03          4.14          1.03         4.14
                                                          Noninterest
                                                          Expense/
                                                          Avg Assets
Ticker   Institution                                        (%)
------   -----------                                         ----
SRN      Southern Banc Company, Inc                          1.89
CCFH     CCF Holding Company                                 2.82
GWBC     Gateway Bancorp, Inc.                               1.23
HFFB     Harrodsburg First Fin Bancorp                       1.60
KYF      Kentucky First Bancorp, Inc.                        2.12
CZF      CitiSave Financial Corp                             3.55
NSLB     NS&L Bancorp, Inc.                                  2.22
KSAV     KS Bancorp, Inc.                                    1.44
SOPN     First Savings Bancorp, Inc.                         2.04
SCCB     S. Carolina   Community Bancshrs                    2.26
BFSB     Bedford Bancshares, Inc.                            2.44

         Comp Group Average                                  2.15
         Comp Group Median                                   2.12

         North Carolina Average                              2.32
         North Carolina Median                               2.14
         Southeast Region Average                            2.45
         All Publicly Traded Thrifts Average                 2.32
         Home Savings                                        1.48
         Home Savings Pro Forma


                                   EXHIBIT 4
                                   COMPARATIVE GROUP
                                   CAPITAL RATIOS

                                                                              Tangible      Regulatory         Core Cap/
                                                            Equity/            Equity/       Core Cap/          Risk-Adj
                                                            Assets         Tang Assets          Assets            Assets
Ticker        Institution                                      (%)                 (%)             (%)               (%)
------        -----------                                      ---                 ---             ---               ---
SRN           Southern Banc Company, Inc                     20.31             20.14             14.34            74.22
CCFH          CCF Holding Company                            21.19             21.19
GWBC          Gateway Bancorp, Inc.                          24.86             24.86             23.62            80.81
HFFB          Harrodsburg First Fin Bancorp                  28.13             28.13             20.00            40.81
KYF           Kentucky First Bancorp, Inc.                   21.77             21.77             19.40            37.05
CZF           CitiSave Financial Corp                        16.73             16.72             13.72            30.35
NSLB          NS&L Bancorp, Inc.                             23.31             23.31             18.60            49.39
KSAV          KS Bancorp, Inc.                               26.00             26.00             26.00            60.02
SOPN          First Savings Bancorp, Inc.                    14.79             14.78
SCCB          S. Caroli Community Bancshrs                   27.87             27.87
BFSB          Bedford Bancshares, Inc.                       15.22             15.22             12.78            23.22

              Comp Group Average                             21.83             21.82             18.56            49.48
              Comp Group Median                              21.77             21.77             19.00            45.10




              North Carolina Average                         24.01             23.87             21.63            48.28
              North Carolina Median                          26.00             26.00             21.50            51.33
              Southeast Region Average                       13.96             13.81             12.14            25.17
              All Publicly Traded Thrifts Average            12.45             12.13             10.59            21.59
              Home Savings                                   13.79             13.79             14.44            27.73
              Home Savings Pro Forma                         24.90             24.90             24.90            50.45

--------------------------------------------------------------------------------

                                   EXHIBIT 5
                                   COMPARATIVE GROUP
                                   LOAN PORTFOLIO COMPOSITION

                                                  1-4 Family     5+ Family                                 Total            Total
                                                  First Perm     Permanent    Nonresidentl   Construction  Mortgage     Commercial
                                                  Mort Loans/   Mort Loans/   Mort Loans/     Mort Loans/  Loans/     Nonmort Lns/
Ticker        Institution                         Assets (%)    Assets (%)    Assets (%)      Assets (%)   Assets (%)  Assets (%)
------        -----------                         ----------    ----------    ----------      ----------   ----------  ----------
SRN           Southern Banc Company, Inc               26.18        0.00           0.17             0.00        26.35        0.07
CCFH          CCF Holding Company                      52.88        0.00           2.13             7.53        64.05        0.00
GWBC          Gateway Bancorp, Inc.                    22.76        0.12           0.63             0.00        23.54        0.00
HFFB          Harrodsburg First Fin Bancorp            57.22        1.46           4.90             1.33        65.44        0.13
KYF           Kentucky First Bancorp, Inc.             28.42        5.63          11.53             0.27        45.97        2.53
CZF           CitiSave Financial Corp                  45.60        0.47           5.20             3.64        55.14        0.97
NSLB          NS&L Bancorp, Inc.                       44.76        0.00           0.30             2.04        47.10        0.00
KSAV          KS Bancorp, Inc.                         61.63        1.26           4.00                         69.69        0.00
SOPN          First Savings Bancorp, Inc.              69.02        0.34           0.59                         82.71        0.00
SCCB          S. Caroli Community Bancshrs             74.34        0.06           2.62             0.19        79.87        0.00
BFSB          Bedford Bancshares, Inc.                 64.56        0.18           3.79             8.54        80.22        1.66

              Comp Group Average                       49.76        0.87           3.26             2.62        58.19        0.49
              Comp Group Median                        52.88        0.18           2.62             1.16        64.05        0.00




              North Carolina Average                   57.62        1.16           5.03             9.05        70.73        0.41
              North Carolina Median                    61.63        0.57           4.49             8.33        73.38        0.00
              Southeast Region Average                 48.05        1.87           6.46             6.34        64.61        1.72
              All Publicly Traded Thrifts Average      44.81        4.23           6.30             3.15        60.33        1.56
              Home Savings                             51.88                                        4.09        68.39        0.00

                                                                                                  Total
                                                   Total          Total          High-Risk         Loan      Loan         Loan
                                                   Consumer       Nonmortgage    Real Estate    Originations Purchases    Sales
                                                   Nonmort Lns/   Loans/         Loans/           ($000)     ($000)       ($000)
Ticker        Institution                          Assets (%)     Assets (%)     Assets (%)         LTM       Mst RctY     Mst RctY
------        -----------                          ----------     ----------     ----------         ---       --------     --------
SRN           Southern Banc Company, Inc                 2.46            2.54          0.17
CCFH          CCF Holding Company                        1.18            1.18          9.87
GWBC          Gateway Bancorp, Inc.                      0.95            0.95          0.78                                      0
HFFB          Harrodsburg First Fin Bancorp              2.15            2.28          8.22                          0           0
KYF           Kentucky First Bancorp, Inc.               2.25            4.78         17.55         7,869        1,394           0
CZF           CitiSave Financial Corp                    2.64            3.61          9.54        26,784           22       9,695
NSLB          NS&L Bancorp, Inc.                         3.55            3.55          2.35
KSAV          KS Bancorp, Inc.                           0.52            0.52          5.92                                      0
SOPN          First Savings Bancorp, Inc.                0.26            0.26          5.76        22,345            0           0
SCCB          S. Caroli Community Bancshrs               0.59            0.59          5.53                          0           0
BFSB          Bedford Bancshares, Inc.                   5.85            7.51         15.66        26,888           75         280

              Comp Group Average                         2.04            2.52          7.40        20,972          249       1,247
              Comp Group Median                          2.15            2.28          5.92        24,565           11           0




              North Carolina Average                     1.67            1.67         10.43        25,223          480         829
              North Carolina Median                      0.62            0.62          8.99        24,060            0           0
              Southeast Region Average                   6.11            6.11         15.39       187,723       45,052      48,075
              All Publicly Traded Thrifts Average        6.04            6.04         14.02       363,386       54,611      78,537
              Home Savings                               0.67            0.67                      13,628            0           0


                              EXHIBIT 6
                              COMPARATIVE GROUP
                              BALANCE SHEET RATIOS

                                                     Loans/     Loans/       Deposits/     Borrowings/
                                                   Deposits     Assets          Assets          Assets
Ticker    Institution                                   (%)        (%)             (%)             (%)
------    -----------                                   ---        ---             ---             ---
SRN       Southern Banc Company, Inc                 36.46      28.82           79.06            0.00
CCFH      CCF Holding Company                        79.96      61.18           76.52            0.63
GWBC      Gateway Bancorp, Inc.                      32.41      24.28           74.93            0.00
HFFB      Harrodsburg First Fin Bancorp              97.35      69.16           71.04            0.00
KYF       Kentucky First Bancorp, Inc.               83.80      49.14           58.64           18.72
CZF       CitiSave Financial Corp                    70.95      57.55           81.12            0.00
NSLB      NS&L Bancorp, Inc.                         69.21      51.94           75.05            0.00
KSAV      KS Bancorp, Inc.                           94.99      69.28           72.93            0.16
SOPN      First Savings Bancorp, Inc.               100.97      82.03           81.24            3.21
SCCB      S. Caroli Community Bancshrs              107.53      76.15           70.82            0.00
BFSB      Bedford Bancshares, Inc.                  110.58      85.47           77.29            6.57

          Comp Group Average                         80.38      59.55           74.42            2.66
          Comp Group Median                          83.80      61.18           75.05            0.00



          North Carolina Average                    102.20      72.59           71.97            2.61
          North Carolina Median                     101.44      71.32           72.93            0.61
          Southeast Region Average                   94.75      68.97           73.79           10.64
          All Publicly Traded Thrifts Average        90.58      65.18           73.21           12.86
          Home Savings                               82.79      67.88           85.69            0.00


                                                    Cash,                                Goodwill &
                                               Deposits &                                     Other
                                             Invest Secs/        MBS      REO & REI    Intangibles/
Ticker    Institution                          Assets (%)    Assets (%)   Assets (%)     Assets (%)
------    -----------                          ----------    ----------   ----------     ----------
SRN       Southern Banc Company, Inc               23.47          45.72         0.00          0.21
CCFH      CCF Holding Company                      24.34          12.64         0.00          0.00
GWBC      Gateway Bancorp, Inc.                    33.51          40.42         0.00          0.00
HFFB      Harrodsburg First Fin Bancorp            31.00           0.10         0.00          0.00
KYF       Kentucky First Bancorp, Inc.             26.25          20.53         0.00          0.00
CZF       CitiSave Financial Corp                  37.48           3.15         0.00          0.00
NSLB      NS&L Bancorp, Inc.                       37.88          10.25         0.00          0.00
KSAV      KS Bancorp, Inc.                         27.15           1.44         0.03          0.00
SOPN      First Savings Bancorp, Inc.              13.16           1.80         0.00          0.02
SCCB      S. Caroli Community Bancshrs             18.97           0.16         0.10          0.00
BFSB      Bedford Bancshares, Inc.                 12.03           0.45         0.00          0.00

          Comp Group Average                       25.93          12.42         0.01          0.02
          Comp Group Median                        26.25           3.15         0.00          0.00



          North Carolina Average                   23.62           2.98         0.20          0.16
          North Carolina Median                    20.69           1.44         0.02          0.00
          Southeast Region Average                 18.67           9.29         0.25          0.21
          All Publicly Traded Thrifts Average      19.39          12.17         0.27          0.21
          Home Savings                             28.97           5.08         0.41          0.00

--------------------------------------------------------------------------------

                                     EXHIBIT 7
                                     COMPARATIVE GROUP
                                     ANNUALIZED GROWTH RATES


                                                 Asset       Loan   Deposit
                                                Growth     Growth    Growth
                                                  Rate       Rate      Rate
Ticker  Institution                                (%)        (%)       (%)
------  -----------                                ---        ---       ---
SRN     Southern Banc Company, Inc
CCFH    CCF Holding Company                      (2.96)      7.68    (17.83)
GWBC    Gateway Bancorp, Inc.                    (4.73)     18.15     (0.40)
HFFB    Harrodsburg First Fin Bancorp
KYF     Kentucky First Bancorp, Inc.             40.88       7.28     (2.50)
CZF     CitiSave Financial Corp                  (2.98)     15.08     (3.99)
NSLB    NS&L Bancorp, Inc.                        1.33      16.68      2.20
KSAV    KS Bancorp, Inc.                          2.06      11.01      2.37
SOPN    First Savings Bancorp, Inc.               7.00      11.54     10.35
SCCB    S. Carolina Community Bancshares          0.49       0.87      3.88
BFSB    Bedford Bancshares, Inc.                  8.92       6.96      8.45

        Comp Group Average                        5.56      10.58      0.28
        Comp Group Median                         1.33      11.01      2.20




        North Carolina Average                    3.59       8.62      0.25
        North Carolina Median                     0.49       7.71      0.18
        Southeast Region Average                  6.58      13.41      5.01
        All Publicly Traded Thrifts Average      11.32      14.64      7.69
        Home Savings                              7.68       2.17      9.80


                                               EXHIBIT 8
                                               COMPARATIVE GROUP
                                               ASSET AND RISK RATIOS

                                                            NPAs + Loans                    Net Loan    One Year
                                                   NPAs/    90+ Pst Due/    Reserves/    Chargeoffs/    Cum Gap/
                                                  Assets          Assets    NPAs + 90      Avg Loans      Assets
Ticker  Institution                                  (%)             (%)          (%)            (%)         (%)
------  -----------                               ------    ------------    ---------    -----------    --------
SRN     Southern Banc Company, Inc                  0.00            0.00                        0.00
CCFH    CCF Holding Company                         0.92            0.92        60.06
GWBC    Gateway Bancorp, Inc.                       0.08            0.31        36.99           0.00
HFFB    Harrodsburg First Fin Bancorp               0.00            0.58        46.70           0.00
KYF     Kentucky First Bancorp, Inc.                0.00            0.14       301.64           0.00
CZF     CitiSave Financial Corp                     0.23            0.23        40.11           0.24
NSLB    NS&L Bancorp, Inc.                          0.00            0.02       390.91           0.00
KSAV    KS Bancorp, Inc.                            0.05            0.05       454.48           0.00      (32.47)
SOPN    First Savings Bancorp, Inc.                 0.52            0.52        56.47           0.00
SCCB    S. Carolina Community Bancshares                            1.44        46.00           0.00
BFSB    Bedford Bancshares, Inc.                    0.00            0.87        60.30           0.00       15.63

        Comp Group Average                          0.18            0.46       149.37           0.02       (8.42)
        Comp Group Median                           0.03            0.31        60.06           0.00       (8.42)




        North Carolina Average                      0.71            0.79       114.16           0.02        1.02
        North Carolina Median                       0.52            0.52        66.01           0.00        1.02
        Southeast Region Average                    0.91            1.28       105.57           0.13        0.94
        All Publicly Traded Thrifts Average         0.95            1.06       117.48           0.19        0.89
        Home Savings                                0.76            0.76       187.02           0.06      (48.88)


-----------------------------------------------------------------------------------------------------------------------------------

                                                    EXHIBIT 9
                                                    COMPARATIVE GROUP
                                                    YIELD-COST SPREAD ANALYSIS

                                                                Interest      Net Interest      Earn Assets/         Yield on
                                                Interest        Expense/           Income/       Int Bearing      Int Earning
                                                 Income/      Avg Assets        Avg Assets       Liabilities           Assets
                                              Avg Assets             (%)               (%)               (%)              (%)
Ticker  Institution                                  (%)             LTM               LTM               LTM              LTM
------  -----------                                  ---             ---               ---               ---              ---
SRN     Southern Banc Company, Inc.                 7.10            4.39              2.70            114.55             7.22
CCFH    CCF Holding Company                         7.04            3.25              3.79            124.48             7.18
GWBC    Gateway Bancorp, Inc.                       6.59            3.79              2.79            135.12             6.66
HFFB    Harrodsburg First Fin Bancorp               7.07            3.79              3.29            135.12             7.16
KYF     Kentucky First Bancorp, Inc.                7.12            3.50              3.62            117.91             7.38
CZF     CitiSave Financial Corp.                    7.13            3.30              3.83            124.72             7.44
NSLB    NS&L Bancorp, Inc.                          6.37            3.20              3.17            130.34             6.54
KSAV    KS Bancorp, Inc.                            7.25            3.60              3.65            134.63             7.43
SOPN    First Savings Bancorp, Inc.                 8.03            4.31              3.72            120.11             8.54
SCCB    S. Carolina Community Bancshares            7.73            3.73              4.00            140.20             7.92
BFSB    Bedford Bancshares, Inc.                    7.76            3.77              3.99            122.35             8.08

        Comp Group Average                          7.20            3.69              3.50            127.23             7.41
        Comp Group Median                           7.12            3.73              3.65            124.72             7.38




        North Carolina Average                      7.68            4.04              3.64            120.20             7.94
        North Carolina Median                       7.80            3.95              3.65            120.11             8.08
        Southeast Region Average                    7.58            4.23              3.35            112.75             7.94
        All Publicly Traded Thrifts Average         7.42            4.15              3.27            113.03             7.73
        Home Savings                                7.45            4.50              2.96            113.86             7.69



-----------------------------------------------------------------------------------------------------------------------------------

                                                  Cost of      Interest            Net
                                              Int Bearing         Yield       Interest
                                              Liabilities        Spread         Margin
                                                      (%)           (%)            (%)
Ticker  Institution                                   LTM           LTM            LTM
------  -----------                                   ---           ---            ---
SRN     Southern Banc Company, Inc.                  5.12          2.10           2.75
CCFH    CCF Holding Company                          4.13          3.05           3.87
GWBC    Gateway Bancorp, Inc.                        5.18          1.48           2.83
HFFB    Harrodsburg First Fin Bancorp                5.18          1.98           3.33
KYF     Kentucky First Bancorp, Inc.                 4.28          3.10           3.76
CZF     CitiSave Financial Corp.                     4.30          3.14           4.00
NSLB    NS&L Bancorp, Inc.                           4.28          2.26           3.26
KSAV    KS Bancorp, Inc.                             4.97          2.46           3.74
SOPN    First Savings Bancorp, Inc.                  5.50          3.04           3.96
SCCB    S. Carolina Community Bancshares             5.35          2.57           4.10
BFSB    Bedford Bancshares, Inc.                     4.80          3.28           4.16

        Comp Group Average                           4.83          2.59           3.61
        Comp Group Median                            4.97          2.57           3.76




        North Carolina Average                       4.99          2.95           3.76
        North Carolina Median                        4.90          3.04           3.74
        Southeast Region Average                     4.95          2.98           3.51
        All Publicly Traded Thrifts Average          4.85          2.88           3.41
        Home Savings                                 5.28          2.41           3.05

                                                EXHIBIT  10
                                                COMPARATIVE GROUP
                                                CAPITAL MARKET ISSUES


                                                                            Current  Latest       Three Month
                                                                             Market   Stock           Average
                                                                              Value   Price     Daily Volume/  Shares
Ticker  Institution                                  IPO Date      Exchange    ($M)     ($) Prcn Shares        Outstanding
------  -----------                                  --------      --------  ------  ------ -----------        -----------
SRN     Southern Banc Company, Inc                   10/05/95       AMSE      18.91  13.000            0.64      1,454,750
CCFH    CCF Holding Company                          07/12/95       NASDAQ    13.17  12.938            3.44      1,017,665
GWBC    Gateway Bancorp, Inc.                        01/18/95       NASDAQ    15.00  13.250            0.33      1,132,372
HFFB    Harrodsburg First Fin Bancorp                10/04/95       NASDAQ    36.16  16.750            0.29      2,159,085
KYF     Kentucky First Bancorp, Inc.                 08/29/95       AMSE      18.57  13.375            0.46      1,388,625
CZF     CitiSave Financial Corp                      07/14/95       AMSE      13.63  14.125            0.87        964,707
NSLB    NS&L Bancorp, Inc.                           06/08/95       NASDAQ     9.49  12.500            2.48        759,082
KSAV    KS Bancorp, Inc.                             12/30/93       NASDAQ    65.52  17.500            0.29      3,744,000
SOPN    First Savings Bancorp, Inc.                  01/06/94       NASDAQ    12.02  18.125            0.13        663,263
SCCB    S. Carolina Community Bancshares             07/07/94       NASDAQ    11.03  15.000            0.27        735,410
BFSB    Bedford Bancshares, Inc.                     08/22/94       NASDAQ    19.74  17.000            0.61      1,161,169

        Comp Group Average                                                    21.20  14.869            0.89      1,380,012
        Comp Group Median                                                     15.00  14.125            0.46      1,132,372




        North Carolina Average                                                58.05                    0.95      3,540,496
        North Carolina Median                                                 27.22                    0.60      1,840,000
        Southeast Region Average                                              67.38                    1.06      3,694,764
        All Publicly Traded Thrifts Average                                  130.58                    1.33      5,740,604


                                                                                Current       Dividend
                                                                               Dividend        Payout        Insider      Institut'l
                                                                                 Yield          Ratio      Ownership       Ownership
Ticker  Institution                                  IPO Date      Exchange       (%)              (%)           (%)             (%)
------  -----------                                  --------      --------      ------        -------     ---------      ----------
SRN     Southern Banc Company, Inc                   10/05/95       AMSE          2.692                         7.13           13.18
CCFH    CCF Holding Company                          07/12/95       NASDAQ        3.092                         4.18           27.74
GWBC    Gateway Bancorp, Inc.                        01/18/95       NASDAQ        3.019         227.27          7.00           11.86
HFFB    Harrodsburg First Fin Bancorp                10/04/95       NASDAQ        4.776                         8.27            0.00
KYF     Kentucky First Bancorp, Inc.                 08/29/95       AMSE          3.738                         8.63            6.43
CZF     CitiSave Fianncial Corp                      07/14/95       AMSE          2.124                        11.20           17.35
NSLB    NS&L Bancorp, Inc.                           06/08/95       NASDAQ        4.000          66.18          7.30           19.76
KSAV    KS Bancorp, Inc.                             12/30/93       NASDAQ        3.886          55.10         20.96            3.24
SOPN    First Savings Bancorp, Inc.                  01/06/94       NASDAQ        3.310          79.14         31.77           10.75
SCCB    S. Carolina Community Bancshares             07/07/94       NASDAQ        4.000          89.55          9.90            0.00
BFSB    Bedford Bancshares, Inc.                     08/22/94       NASDAQ        2.588          32.58         14.12            2.65

        Comp Group Average                                                         3.38          91.64         11.86           10.27
        Comp Group Median                                                          3.31          72.66          8.63           10.75




        North Carolina Average                                                     2.19          41.57         13.87            6.94
        North Carolina Median                                                      2.65          46.36          7.28            6.88
        Southeast Region Average                                                   2.31          43.57         16.48           11.62
        All Publicly Traded Thrifts Average                                        1.96          37.28         14.29           18.09

                                               EXHIBIT 11
                                               COMPARATIVE GROUP
                                               CAPITAL MARKET ISSUES

                                                 Price/      Price/  Price/ Tang  Price/   Price/Core
                                               Earnings  Book Value   Book Value   Assets   Earnings
Ticker  Institution                                 (x)         (%)          (%)    (%)        (x)
------  -----------                                 ---         ---          ---    ---        ---
SRN     Southern Banc Company, Inc                21.67        84.86        85.75    17.23
CCFH    CCF Holding Company                       17.97        87.07        87.07    18.44      17.97
GWBC    Gateway Bancorp, Inc.                     20.08        84.72        84.72    21.06      20.08
HFFB    Harrodsburg First Fin Bancorp             22.04       108.27       108.27    33.00
KYF     Kentucky First Bancorp, Inc.              22.29        96.64        96.64    21.03
CZF     CitiSave Financial Corp                   15.35        99.05        99.12    17.90
NSLB    NS&L Bancorp, Inc.                        18.38        74.81        74.81    17.43
KSAV    KS Bancorp, Inc.                          13.04        86.89        86.97    12.85      12.85
SOPN    First Savings Bancorp, Inc.               17.86        98.09        98.09    25.50      17.86
SCCB    S. Carolina Community Bancshares          22.39        89.66        89.66    24.98      22.39
BFSB    Bedford Bancshares, Inc.                  12.88       100.24       100.24    16.21      12.88

        Comp Group Average                        18.49       91.85        91.94     20.51      17.34
        Comp Group Median                         18.38       89.66        89.66     18.44      17.92




        North Carolina Average                    18.28      102.85       104.56     19.10      25.08
        North Carolina Median                     17.50      101.13       104.09     18.13      27.86
        Southeast Region Average                  16.23      126.44       123.86     16.07      15.42
        All Publicly Traded Thrifts Average       16.16      114.46       118.18     16.66      13.58

----------------------------------------------------------------------------------------------------------------------------
                                                                                               EXHIBIT  12
                                                                                               RECENT CONVERSIONS
                                                                                               PRICING INFORMATION


                                                                        Pro Forma Pricing Ratios
                                                                        -----------------------------------------------------
                                                                              Price/      Price/     Price/   Price/
                                                                  Gross    Pro-Forma   Pro-Forma  Pro-Forma Adjusted Offering
                                                               Proceeds   Book Value  Tang. Book   Earnings   Assets    Price
Ticker  Institution                              IPO Date        ($000)          (%)         (%)        (x)      (%)      ($)
------  -----------                             ---------      --------   ----------  ----------  --------- -------- --------
PFFC    Peoples Financial Corp.                 13-Sep-96       $14,910         62.7        62.7       26.7     16.0   $10.00
PFED    Park Bancorp, Inc.                      12-Aug-96       $27,014         64.9        64.9       17.8     14.5   $10.00
A       Acadiana Bancshares, Inc.               16-Jul-96       $32,775         69.9        69.9                12.7   $12.00
PWBK    Pennwood Savings Bank                   15-Jul-96        $6,101         65.8        65.8       13.3     12.8   $10.00
MBSP    Mitchell Bancorp, Inc.                  12-Jul-96        $9,799         68.1        68.1       94.5     25.8   $10.00
OCFC    Ocean Financial Corp.                   03-Jul-96      $167,762         69.2        69.2       13.8     13.9   $20.00
HWEN    Home Financial Bancorp                  02-Jul-96        $5,059         66.2        66.2       12.4     13.1   $10.00
EGLB    Eagle BancGroup, Inc.                   01-Jul-96       $13,027         57.1        57.1       58.1      7.9   $10.00
FLKY    First Lancaster Bancshares              01-Jul-96        $9,588         72.5        72.5       19.0     21.3   $10.00
PROV    Provident Financial Holdings            28-Jun-96       $51,252         60.9        60.9       18.2      8.2   $10.00
PRBC    Prestige Bancorp, Inc.                  27-Jun-96        $9,630         61.9        61.9       24.6      9.5   $10.00
WYNE    Wayne Bancorp, Inc.                     27-Jun-96       $22,314         60.9        60.9       16.7      9.7   $10.00
DIME    Dime Community Bancorp, Inc.            26-Jun-96      $145,475         69.1        69.2       15.7     17.9   $10.00
MECH    Mechanics Savings Bank                  26-Jun-96       $52,900         72.0        72.0                 7.4   $10.00
CMSB    Commonwealth Bancorp, Inc.              17-Jun-96
CNSB    CNS Bancorp, Inc.                       12-Jun-96       $16,531         69.3        69.4       26.1     16.2   $10.00
WWFC    Westwood Financial Corporation          07-Jun-96
LXMO    Lexington B&L Financial Corp.           06-Jun-96       $12,650         69.1        69.1       14.4     20.2   $10.00
FFBH    First Federal Bancshares of AR          03-May-96       $51,538         63.4        63.4        9.8     10.2   $10.00
CBK     Citizens First Financial Corp.          01-May-96       $28,175         73.1        73.1       15.3     11.0   $10.00
RELI    Reliance Bancshares, Inc.               19-Apr-96       $20,499         72.5        72.5       22.5     38.9    $8.00
CATB    Catskill Financial Corp.                18-Apr-96       $56,868         71.9        71.9       19.0     19.8   $10.00
YFCB    Yonkers Financial Corporation           18-Apr-96       $35,708         74.9        74.9       16.1     14.6   $10.00
GSFC    Green Street Financial Corp.            04-Apr-96       $42,981         71.0        71.0       14.8     22.2   $10.00
FFDF    FFD Financial Corp.                     03-Apr-96       $14,548         69.9        69.9       17.4     19.8   $10.00
FBER    1st Bergen Bancorp                      01-Apr-96       $31,740         74.8        74.8       21.7     12.5   $10.00
AMFC    AMB Financial Corp.                     01-Apr-96       $11,241         70.8        70.8       18.2     14.0   $10.00
LONF    London Financial Corporation            01-Apr-96        $5,290         68.5        68.5       22.4     13.4   $10.00
PHFC    Pittsburgh Home Financial Corp          01-Apr-96       $21,821         72.8        72.8       17.5     12.2   $10.00
SSB     Scotland Bancorp, Inc                   01-Apr-96       $18,400         74.8        74.8       16.2     24.2   $10.00
SSM     Stone Street Bancorp, Inc.              01-Apr-96       $27,376         74.9        74.9       19.7     24.4   $15.00
WHGB    WHG Bancshares Corp.                    01-Apr-96       $16,201         71.1        71.1       15.5     16.0   $10.00
CRZY    Crazy Woman Creek Bancorp               29-Mar-96       $10,580         69.7        69.7       16.4     22.0   $10.00
PFFB    PFF Bancorp, Inc.                       29-Mar-96      $198,375         69.0        69.0       26.6      9.5   $10.00
FCB     Falmouth Co-Operative Bank              28-Mar-96       $14,548         68.7        68.7       19.9     16.5   $10.00
CFTP    Community Federal Bancorp               26-Mar-96       $46,288         71.4        71.4       14.0     22.2   $10.00
GAF     GA Financial, Inc.                      26-Mar-96       $89,000         70.5        70.5       13.8     15.7   $10.00
BYFC    Broadway Financial Corp.                09-Jan-96        $8,927         68.5        68.5       13.3      8.0   $10.00
LFBI    Little Falls Bancorp, Inc.              05-Jan-96       $30,418         71.4        71.4       31.9     13.4   $10.00
FFBA    First Colorado Bancorp, Inc.            02-Jan-96

Average Average                                                 $37,225         69.0        69.0       21.5     15.9   $10.41
Median  Median                                                  $21,821         69.7        69.7       17.5     14.5   $10.00


                                                            Change  in  Price  from  IPO  to:
                                                            ------------------------------------------------------------------
                                                                One          One          One         Three     Current
                                                             Day After   Week After   Month After  Months After  Stock
Ticker  Institution                              IPO Date    Conversion  Conversion   Conversion    Conversion   Price
------  -----------                             ---------    ----------  ----------   -----------  ------------ -------
PFFC    Peoples Financial Corp.                 13-Sep-96          8.75%       15.00%                             15.00%
PFED    Park Bancorp, Inc.                      12-Aug-96          2.50%        4.38%        5.00%                 8.75%
A       Acadiana Bancshares, Inc.               16-Jul-96          0.00%       -2.08%        3.13%                13.54%
PWBK    Pennwood Savings Bank                   15-Jul-96         -5.00%       -8.75%       -3.75%                10.00%
MBSP    Mitchell Bancorp, Inc.                  12-Jul-96                       6.25%       10.00%                27.50%
OCFC    Ocean Financial Corp.                   03-Jul-96          6.25%        0.63%        5.00%                14.38%
HWEN    Home Financial Bancorp                  02-Jul-96          2.50%       -1.25%        5.00%                22.50%
EGLB    Eagle BancGroup, Inc.                   01-Jul-96         12.50%       12.50%       11.25%                22.50%
FLKY    First Lancaster Bancshares              01-Jul-96         35.00%       33.75%       37.50%                40.00%
PROV    Provident Financial Holdings            28-Jun-96          9.70%        8.10%        1.25%                21.25%
PRBC    Prestige Bancorp, Inc.                  27-Jun-96          3.75%        2.50%       -2.50%                17.50%
WYNE    Wayne Bancorp, Inc.                     27-Jun-96         11.25%       13.75%       12.50%                38.75%
DIME    Dime Community Bancorp, Inc.            26-Jun-96         16.87%       20.00%       18.75%                36.25%
MECH    Mechanics Savings Bank                  26-Jun-96         15.00%       15.00%       12.50%                36.25%
CMSB    Commonwealth Bancorp, Inc.              17-Jun-96
CNSB    CNS Bancorp, Inc.                       12-Jun-96         10.00%       16.25%       15.00%        30.00%  27.50%
WWFC    Westwood Financial Corporation          07-Jun-96
LXMO    Lexington B&L Financial Corp.           06-Jun-96         -5.00%       -2.50%        1.25%         0.63%   5.00%
FFBH    First Federal Bancshares of AR          03-May-96         30.00%       32.50%       36.90%        36.25%  47.50%
CBK     Citizens First Financial Corp.          01-May-96          5.00%        0.00%        1.25%        -1.25%  15.00%
RELI    Reliance Bancshares, Inc.               19-Apr-96          4.69%        3.13%       -0.75%         3.13%   7.81%
CATB    Catskill Financial Corp.                18-Apr-96          3.75%        6.25%        3.75%         0.00%  22.50%
YFCB    Yonkers Financial Corporation           18-Apr-96         -2.50%        1.25%       -0.60%        -2.50%  20.00%
GSFC    Green Street Financial Corp.            04-Apr-96         28.75%       22.50%       23.10%        30.60%  51.25%
FFDF    FFD Financial Corp.                     03-Apr-96          5.00%        5.00%        3.10%         1.25%  11.25%
FBER    1st Bergen Bancorp                      01-Apr-96          0.00%       -5.00%       -3.75%        -7.50%  11.88%
AMFC    AMB Financial Corp.                     01-Apr-96          5.00%        5.00%        5.00%         5.00%  11.25%
LONF    London Financial Corporation            01-Apr-96          8.12%        6.25%        1.25%         3.10%  11.25%
PHFC    Pittsburgh Home Financial Corp          01-Apr-96         10.00%       10.00%        6.25%         1.90%  18.75%
SSB     Scotland Bancorp, Inc                   01-Apr-96         22.50%       25.00%       17.50%        23.75%  32.50%
SSM     Stone Street Bancorp, Inc.              01-Apr-96         16.67%       20.00%       18.33%        12.50%  19.17%
WHGB    WHG Bancshares Corp.                    01-Apr-96         11.25%       10.60%       12.50%        10.00%  21.25%
CRZY    Crazy Woman Creek Bancorp               29-Mar-96                       7.50%        5.00%         1.25%  13.75%
PFFB    PFF Bancorp, Inc.                       29-Mar-96         13.75%       16.25%       16.25%        11.25%  26.88%
FCB     Falmouth Co-Operative Bank              28-Mar-96          7.50%       12.50%        7.50%         3.75%  25.00%
CFTP    Community Federal Bancorp               26-Mar-96         26.25%       28.75%       26.25%        33.75%  36.25%
GAF     GA Financial, Inc.                      26-Mar-96         13.75%       15.00%       10.00%        10.00%  31.25%
BYFC    Broadway Financial Corp.                09-Jan-96          3.75%        2.50%        2.50%         3.75%  -3.75%
LFBI    Little Falls Bancorp, Inc.              05-Jan-96         13.13%       13.75%       10.00%         8.10%  11.25%
FFBA    First Colorado Bancorp, Inc.            02-Jan-96

Average Average                                                   10.01%       10.06%        9.26%         9.51%  21.59%
Median  Median                                                     8.75%        8.10%        5.62%         3.75%  20.00%

                                                Exhibit 13

                                                Pro Forma Analysis Sheet
                                                ------------------------


Name of Institution:             Home Savings SSB/Century Bancorp, Inc.
Date of Letter to Association:   September 23, 1996
Date of Market Prices:           September 23, 1996

                                                             Comparable          All Publicly
                                                              Companies          Traded Thrifts
                                                              --------------------------------------
                                     Symbols          Subject    Mean  Median          Mean  Median
Price\Earnings Mutliples               P\E               15.1    18.5    18.4           16.2   13.4

Price\Book Value Ratio                P\BV                62%   91.9%   89.7%        10860%  103.8%

Price\Assets Ratio                     P\A              15.5%   20.5%   18.4%         12.5%   10.9%

Valuation Parameters
------------------------------------------------
Pre-Conversion Earnings                 Y            $677,000
Pre-Conversion Book Value               B         $11,245,000
Pre-Conversion Assets                   A         $81,304,000
Reinvestment Rate                       R               5.82%
Estimated Conversion Expenses           X            $755,500
Proceeds Not Reinvested                 Z


Estimated ESOP Borrowings               E               8.00%
Cost of ESOP Borrowings                 S               0.00%
 Amortization of ESOP Borrowings        T                  10
MRP                                     M               4.00%
MRP Vesting                             N                   5
Tax Rate                                t              39.00%


Calculation of Pro Forma Value After Conversion
--------------------------------------------------------------
        P\E (Y- RX)
V =     ----------------------------------------                    =           $14,500,000
        1 - P/E (R - (PE/T*(1-t)) - M/N*(1-t))

        P\B (B - X)
V =     ------------------------------------------                  =           $14,500,000
        1 - (P/B (1- M - E)

        P\A (A - E)
V =     ------------------------------------------                  =           $14,500,000
        1 - (P/A)

                                          Total                 Price
Conclusion                               Shares             Per Share                 Value
--------                             ----------             X --------   =       ----------
Appraised Value                         290,000                $50.00           $14,500,000

Range
--------
Minium                                  246,500                $50.00           $12,325,000
Maximum                                 333,500                $50.00           $16,675,000
Supermax                                383,525                $50.00           $19,176,250

                                  EXHIBIT 14
                    PRO FORMA EFFECT ON CONVERSION PROCEEDS
                                  CENTURY BANCORP, INC.
                    -----------------------------------------


                                         Minimum         Midpoint        Maximum         Super Max
                                         -------         --------        -------         ---------
Conversion Proceeds
Pro Forma Market Value                $12,325,000      $14,500,000     $16,675,000      $19,176,250
Less:         ESOP                       $986,000       $1,160,000      $1,334,000       $1,534,100
              MRP                        $493,000         $580,000        $667,000         $767,050
              Estimated Expenses         $693,720         $755,500        $817,270         $888,298
                                      -----------      -----------     -----------      -----------
Net Proceeds                          $10,152,280      $12,004,500     $13,856,730      $15,986,802


Pro Forma Adjusted Earnings
(Twelve Months Ended 06/30/96)
Reported Earnings                        $677,000         $677,000        $677,000         $677,000
Earnings on Proceeds                     $360,426         $426,184        $491,942         $567,563
Pro Forma MRP Adjustments                 $60,146          $70,760         $81,374          $93,580
Pro Forma ESOP Adjustments                $60,146          $70,760         $81,374          $93,580
                                      -----------      -----------     -----------      -----------
Pro Forma Earnings                       $917,134         $961,664      $1,006,194       $1,057,403

Pro Forma Net Worth
Net Worth                             $11,245,000      $11,245,000     $11,245,000      $11,245,000
Conversion Proceeds                   $10,152,280      $12,004,500     $13,856,730      $15,986,802
                                      -----------      -----------     -----------      -----------
Pro Forma Net Worth                   $21,397,280      $23,249,500     $25,101,730      $27,231,802

Pro Forma Total Assets
Total Assets                          $81,304,000      $81,304,000     $81,304,000      $81,304,000
Conversion Proceeds                   $10,152,280      $12,004,500     $13,856,730      $15,986,802
                                      -----------      -----------     -----------      -----------
Pro Forma Assets                      $91,456,280      $93,308,500     $95,160,730      $97,290,802

                                EXHIBIT 15
                                ----------

                SUMMARY OF VALUATION PREMIUM OR DISCOUNT
                ----------------------------------------

                                                   Discount or (premium)
                                                   from Comparative Group
                                                   ----------------------
Minimum                           Home Savings       Average       Median
-------                           -------------    ---------     --------
Price/earnings                             13.4       27.3%        26.9%
Price/core earnings                        13.4       27.3%        26.9%
Price/Book Value                          57.6%       37.3%        35.8%
Price Tangible Book Value                 57.6%       37.3%        35.8%
Price/assets                              13.5%       34.3%        26.8%

Midpoint                          Home Savings       Average       Median
--------                          ------------     ---------     --------
Price/earnings                             15.1       18.5%        18.0%
Price/core earnings                        15.1       18.5%        18.0%
Price/Book Value                          62.4%       32.1%        30.5%
Price Tangible Book Value                 62.4%       32.1%        30.5%
Price/assets                              15.5%       24.2%        15.5%

Maximum                           Home Savings       Average      Median
-------                           ------------     ---------    --------
Price/earnings                             16.6       10.4%         9.8%
Price/core earnings                        16.6       10.4%         9.8%
Price/Book Value                          66.4%       27.7%        25.9%
Price Tangible Book Value                 66.4%       27.7%        25.9%
Price/assets                              17.5%       14.5%         4.8%

Super maximum                     Home Savings       Average      Median
-------------                     ------------     ---------    --------
Price/earnings                             18.1        1.9%         1.3%
Price/core earnings                        18.1        1.9%         1.3%
Price/Book Value                          70.4%       23.3%        21.5%
Price Tangible Book Value                 70.4%       23.3%        21.5%
Price/assets                              19.7%        3.9%        -7.1%

                                                Comparative Group Ratios
                                                ------------------------
Price/earnings                                        18.49        18.38
Price/core earnings                                   18.49        18.38
Price/Book Value                                      91.9%        89.7%
Price Tangible Book Value                             91.9%        89.7%
Price/assets                                          20.5%        18.4%
